AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 30, 2015.

Securities Act File No. 033-79708

Investment Company Act File No. 811-08542

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|

Pre-Effective Amendment No.	| |
Post-Effective Amendment No. 67	|X|

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|

Amendment No. 69	|X|

THE SARATOGA ADVANTAGE TRUST

(a Delaware business trust)

(Exact Name of Registrant as Specified in Charter)

1616 N. LITCHFIELD ROAD, SUITE 165

GOODYEAR, ARIZONA 85395

(Address of Principal Executive Offices)(Zip Code)

(623) 266-4567

(Registrant's Telephone Number, Including Area Code)

STUART M. STRAUSS, ESQ.

DECHERT LLP
1095 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036-6797

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

______	immediately upon filing pursuant to paragraph (b) of Rule 485.
______	On [date]pursuant to paragraph (b)
__X__	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
______	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
______	on [date] pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS DATED DECEMBER 31, 2015

T H E   S A R A T O G A   A D V A N T A G E   T R U S T

JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO

CLASS I SHARES (Ticker: JAIMX)

CLASS A SHARES (Ticker: JAAMX)

CLASS C SHARES (Ticker: JACMX)

The SARATOGA ADVANTAGE TRUST (the “Trust”) is a mutual fund company. The James Alpha Multi Strategy Alternative Income Portfolio (the “Portfolio”) is managed by James Alpha Management, LLC (the “Manager”) and sub-advised by investment advisers selected and supervised by the Manager. Shares of the Portfolio are available to investors and advisory services.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

PORTFOLIO SUMMARY

Investment Objective: The Portfolio seeks to provide long-term capital appreciation as its primary objective, with a secondary objective of providing income for its shareholders.

Fees and Expenses of the Portfolio. This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Class A	Class I	Class C
Shareholder Fees
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%	NONE	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE	NONE	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE	NONE	1.00%(1)
Redemption Fee on Shares Held 30 days or Less (as a % of amount redeemed)	2.00%	2.00%	2.00%
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets as a percentage of average net assets)
Management Fees	2.00%	2.00%	2.00%
Distribution and/or Service Rule 12b-1 Fees	0.25%	NONE	1.00%
Other Expenses	[ ]	[ ]	[ ]
Acquired Fund Fees and Expenses (2)	[ ]	[ ]	[ ]
Total Annual Portfolio Operating Expenses (before Expense Waiver/Reimbursement)	[ ]	[ ]	[ ]
Expense Waiver/Reimbursement	[ ]	[ ]	[ ]
Total Annual Portfolio Operating Expenses (After Expense Waiver/Reimbursement) (3)	[ ]	[ ]	[ ]

(1) Only applicable to redemptions made within one year after purchase (See “Contingent Deferred Sales Charge”).

(2) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statements because the financial statements will include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”). Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

(3) Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has agreed to waive its fees and/or absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, dividends and interest on short positions, brokerage commissions,

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expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the Portfolio do not exceed 2.75%, 2.50% and 3.50% of the Portfolio’s average net assets for Class A, Class I and Class C shares, respectively, through December 31, 2015, (each an “Expense Cap”). This operating expense limitation agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for fees it waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed the expense cap in place at the time the expense was incurred.

Example. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example shows what expenses you could pay over time. The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place for the first year. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

IF YOU SOLD YOUR SHARES

	One Year	Three Years
Class A	$[ ]	$[ ]
Class I	$[ ]	$[ ]
Class C	$[ ]	$[ ]

IF YOU HELD YOUR SHARES

	One Year	Three Years
Class A	$[ ]	$[ ]
Class I	$[ ]	$[ ]
Class C	$[ ]	$[ ]

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Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the example, affect the Portfolio’s performance. The Portfolio’s portfolio turnover rate from inception on September 29, 2014 through the fiscal year ended August 31, 2015 was [ ]% of the average value of its portfolio.

Principal Investment Strategies. The Portfolio seeks to achieve its investment objective by investing its assets in a combination of distinct investment strategies managed by different sub-advisers and, in some cases, by the Manager. The Manager is responsible for selecting and allocating assets among the Portfolio’s investment strategies. The Manager is also responsible for selecting and overseeing one or more sub-advisers to manage each investment strategy. The Manager also has discretion to manage directly all or a portion of such investment strategies. By combining multiple, distinct investment strategies, the Portfolio seeks to provide capital appreciation over the long-term with lower volatility than the individual markets in which the Portfolio invests and with limited correlation to individual markets.

The principal investment strategies that will be employed by the Portfolio include the following:

  Equity Strategies. The Portfolio will seek equity exposure using a combination of investment strategies that may include long-only strategies and long/short equity strategies. Long/short equity strategies consist of equity strategies that combine core long holdings of equities with short sales of equities. A long position is established when the portfolio managers anticipate a price increase in the asset and a short position is established when the portfolio managers anticipate a price decrease in the asset. The long/short equity strategies may be used to seek to outperform the broader equity market by increasing net long exposure in rising markets and decreasing net long exposure, or even obtaining net short exposure, in declining markets. The Portfolio’s long/short equity strategies also seek to provide equity-like returns while protecting capital during market declines through the Portfolio’s short positions. The equity exposures in the equity strategies may be to individual stocks or to equity indexes that track U.S. or non-U.S. equity markets, including markets in emerging market countries (i.e., those that are in their initial stages of their industrial cycles). Both long and short exposure to equities may be achieved through investments in derivative instruments, such as options, futures or swapsthat provide equity exposure. Such derivative usage can be for the purposes of hedging, speculation or to allow the portfolio managers to implement the Portfolio’s investment strategies more efficiently than investing directly in stocks.

  Merger Arbitrage Strategies. The Portfolio’s merger arbitrage strategy is to invest in equity securities of U.S. and foreign companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations (collectively, “Merger Transactions”). The Portfolio may invest in common stocks and preferred stocks of any size market capitalization, and without limitation in securities of foreign companies.

  Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of Merger Transactions. In pursuing its strategy, the Portfolio may employ investment techniques that involve leverage, such as short selling, borrowing for

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investment purposes and purchasing and selling options. The merger arbitrage strategy most frequently used by the Portfolio involves purchasing the shares of an announced acquisition target company at a discount to its expected value upon completion of the acquisition. The Portfolio may engage in selling securities short under certain circumstances, such as when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short. The Portfolio may enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Portfolio than if the Portfolio had invested directly in such securities.

•	Real Estate-Related Strategies. The Portfolio’s real-estate related strategy is to invest, either directly or through other investment companies, in publicly traded real estate investment trusts (“REITs”), including REIT preferred stock, and securities of other publicly traded real estate and real estate-related companies. REITs are typically small or medium capitalization stocks which fall within the range of $250 million to $10 billion in equity market capitalization. The Portfolio may invest in REITs that invest primarily in real property (equity REITs), REITs that invest primarily in mortgages (mortgage REITs) and REITs that invest in both real property and mortgages (hybrid REITs). The REITs and other real estate and real estate-related companies in which the Portfolio may invest may include both U.S. and non-U.S. issuers that invest across a variety of sectors within the real estate industry, including, among others, the retail, office, industrial, hotel, healthcare multi-family and self-storage sectors. The Portfolio may seek to enhance current income in this strategy by writing (selling) covered call options on real estate and real estate-related companies. The Portfolio may also take short positions in REITs and real estate and real estate-related companies either to hedge long positions or to express the portfolio manager’s view on the direction of the real estate market.

•	Master Limited Partnership (MLP) Strategies. The Portfolio will invest up to 25% of its assets in publicly traded MLP investments and exchange-traded notes (ETNs) that track MLPs. MLPs are generally organized as limited partnerships or limited liability companies and are treated as partnerships for U.S. federal income tax purposes. Interests in MLPs trade on a public stock exchange, similar to stock of corporations. ETNs are unsecured debt obligations issued by a bank or other financial institution that seek to track the performance of an index, an MLP index in the case of the Portfolio, over a specified period. Like MLPs, interests in ETNs trade on a public exchange.

The Portfolio will primarily invest in MLPs, or MLP-related ETNs, that track U.S. energy infrastructure, including MLPs engaged in transportation, storage and processing of natural resources, although the Portfolio may also invest in other types of MLPs that seek to take advantage of new regulation of investment vehicles. The Portfolio will generally invest in MLPs and ETNs that the portfolio managers believe can generate repeatable cash flows that will grow over time, that have a conservative capital structure and that are trading at attractive valuations.

The Portfolio may invest in companies of any size (from micro-cap to large-cap) in each of its investment strategies. The Portfolio will limit its investments in emerging markets securities to 25% of the Portfolio’s assets.

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Certain of the Portfolio’s investment strategies may utilize derivatives and other instruments, such as leveraged exchange-traded funds (“ETFs”) that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Portfolio’s exposure to an asset class and may cause the Portfolio’s net asset value to be more volatile than a fund that does not use leverage. To the extent that the Portfolio uses derivative instruments, the Portfolio will have the potential for greater gains, as well as the potential for greater losses, than if the Portfolio did not use derivatives or other instruments that have an economic leveraging effect.

Principal Investment Risks. There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Counterparty Risk. Certain “over-the-counter” derivative instruments, such as over-the-counter swaps and options, are subject to the risk that the other party to a contract will not fulfill its contractual obligations.

Derivatives Risk. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. The derivatives that the Portfolio primarily expects to use include options, futures and swaps. Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Portfolio’s initial investment. Over-the-counter derivatives, which are those not cleared and settled through a central exchange, may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery. The Portfolio may also lose money on a derivative if the issuer (counterparty) fails to pay the amount due. If a counterparty were to default on its obligations, the Portfolio’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s rights as a creditor (e.g., the Portfolio may not receive the amount of payments that it is contractually entitled to receive). The Portfolio may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as the Manager or sub-adviser anticipated. The Portfolio may incur higher taxes as a result of its investing in derivatives.

Special Risks of Options. If the Portfolio sells a put option, there is risk that the Portfolio may be required to buy the underlying investment at a disadvantageous price. If the Portfolio sells a call option, there is risk that the Portfolio may be required to sell the underlying investment at a disadvantageous price. If the Portfolio purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless.

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Developing Markets Securities Risk. Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, adverse political developments and lack of timely information than those in developed countries.

Exchange-Traded Notes Risk. Exchange-traded notes are subject to the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or assets remaining unchanged.  The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets.  Exchange-traded notes are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Portfolio. When the Portfolio invests in exchange-traded notes it will bear its proportionate share of any fees and expenses borne by the exchange-traded note.

Foreign Securities Risk. The Portfolio's foreign investments will be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Industry Specific Risk. The energy infrastructure MLPs in which the Portfolio invests are subject to risks specific to the industry they serve, including the following:

•	Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed.
•	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of an energy infrastructure MLP.
•	Slowdowns in new construction and acquisitions can limit growth potential.
•	A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect revenues and cash flows.
•	Depletion of the natural gas reserves or other commodities if not replaced, which could impact the ability of an energy infrastructure MLP to make distributions.
•	Changes in the regulatory environment could adversely affect the profitability of energy infrastructure MLPs.
•	Extreme weather or other natural disasters could impact the value of energy infrastructure MLP securities.
•	Rising interest rates which could result in a higher cost of capital and divert investors into other investment opportunities.
•	Threats of attack by terrorists on energy assets could impact the market for energy infrastructure MLP securities.
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Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Portfolio, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Investment Focus Risk. To the extent the Portfolio invests a greater amount in any one sector or industry, such as real estate or energy, the Portfolio’s performance will depend to a greater extent on the overall condition of that sector or industry and there is increased risk to the Portfolio if conditions adversely affect that sector or industry.

Leverage Risk. Leverage created from borrowing money or certain types of transactions or instruments, including derivatives, may impair the Portfolio's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. In addition to leverage resulting from borrowing money or entering into derivative positions, investments such as ETFs may include “embedded” leverage, which means the ETF pays a return linked to a multiple of the performance of the underlying index, securities basket or other reference asset. These investments may be more volatile than investments in unlevered securities, which may increase the volatility of the Portfolio.

Limited Experience Risk.  Prior to the Portfolio, the Manager had no experience directly managing an open-end mutual fund. In addition, Cross Ledge, Bullesye and Yorkville, sub-advisers to the Portfolio, have no experience acting as an adviser or sub-adviser for an open-end mutual fund. The experience of the portfolio managers employed by the Manager and Sub-Advisers is described in the section of the prospectus titled “Management of the Portfolio - Portfolio Managers.”

Management Risk. The investment techniques and risk analysis used by the portfolio managers for each of the Portfolio’s investment strategies may not produce the desired results. For example, there is no guarantee that the Portfolio’s mixture of long and short equity positions will produce a portfolio with reduced exposure to stock market risk and may cause the Portfolio to underperform the broader equity markets during market rallies. The sub-advisers investment styles may not always be complementary, and may be in direct conflict which could adversely affect performance. In addition, the Portfolio’s multiple investment strategies may not work to hedge general market risk if the markets in which the Portfolio invests become correlated during times of economic stress.

The Portfolio is dependent on the Manager’s skill in allocating assets among the Portfolio’s various investment strategies and in selecting the best mix of sub-advisers. The Portfolio is therefore subject to the risk that assets will be allocated to a strategy at an inopportune time and the value of your investment may decrease if the Manager’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, or sub-adviser is incorrect.

Medium and Small Capitalization Company Risk. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium

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capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices. Many of the real estate securities in which the Portfolio invests are medium and small capitalization companies.

Merger Arbitrage Risk.   Investments in companies that are the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Portfolio’s performance.

MLP Risk. An MLP is a public limited partnership or limited liability company. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities. The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than investments in a corporation. Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. In addition, MLP distributions may be reduced by fees and other expenses incurred by the MLP. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

MLP Tax Risk. MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Portfolio were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Portfolio and lower income.

Real Estate Securities Risks. The Portfolio does not invest in real estate directly, but because the Portfolio invests in REITs and publicly traded real estate and real estate-related securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a portfolio that does not make such investments. The value of the Portfolio’s common shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry, including: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and quality of credit extended. REITs and foreign real estate companies require specialized management and pay management expenses; may have less trading

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volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the Portfolio could be unfavorably affected by the poor performance of a single investment or investment type. Furthermore, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests. Such expenses are not reflected in Acquired Fund Fees and Expenses under the Annual Portfolio Operating Expenses section of the above fee table.

There are special risks associated with investing in REIT preferred stock. Preferred stock may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Portfolio owns a security that is deferring or omitting its distributions, the Portfolio may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred stock may lose substantial value due to the omission or deferment of dividend payments. Preferred stock may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred stock may also be subordinated to other securities in an issuer's capital structure, subjecting them to a greater risk of non-payment than more senior securities. In addition, in certain circumstances, an issuer of preferred stock may redeem the stock prior to a specified date, and this may negatively impact the return of the security.

Certain sectors of the real estate industry, such as the retail, office, industrial, hotel, healthcare multi-family and self-storage, carry special risks. These sectors may be affected by adverse economic and regulatory events or increased competition to a greater degree than other sectors of the real estate industry.

Short Sales Risk. Short sales may cause the Portfolio to repurchase a security at a higher price, thereby causing the Portfolio to incur a loss. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Portfolio’s exposure is unlimited. In order to establish a short position in a security, the Portfolio must borrow the security from a broker. The Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price. The Portfolio also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Portfolio will incur increased transaction costs associated with selling securities short. In addition, taking short positions in securities results in a form of leverage which may cause the Portfolio to be volatile.

Until the Portfolio replaces a security borrowed in connection with a short sale, it may be required to segregate cash or liquid assets to cover the Portfolio’s short position.  Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets.  The Portfolio’s ability to access the segregated collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with its obligations.  The Portfolio may obtain only a limited recovery or may obtain no recovery in these circumstances.

Tax Risk. The Portfolio’s investment techniques, including use of covered call options, short-term trading strategies, and high portfolio turnover rate, may result in more of the Portfolio’s income dividends and capital gains distributions being taxable to you at ordinary income tax rates than it would if it did not engage in such techniques.

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Volatility Risk. The Portfolio may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Portfolio’s net asset value per share to experience significant increases or declines in value over short periods of time.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance. Since the Portfolio does not yet have a full calendar year of operations, it does not disclose any performance information in this prospectus. Once available, you may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or by visiting www.saratogacap.com.

Manager and Sub-Advisers. James Alpha Management, LLC is the Portfolio’s manager (the “Manager”). Ascent Investment Advisors, LLC (“Ascent”), Bullseye Asset Management LLC (“Bullseye”), Kellner Private Fund Management, LP (“Kellner”) and Yorkville Capital Management LLC (“Yorkville”) serve as the Portfolio’s sub-advisers (collectively, the “Sub-Advisers”). The Manager monitors the performance of the Sub-Advisers.

Portfolio Managers. The following individuals serve as the Portfolio’s portfolio managers:

Portfolio Manager	Primary Title
Kevin R. Greene	Managing Partner of the Manager, and has managed the Portfolio since its inception in 2014.
James S. Vitalie	President of the Manager, and has managed the Portfolio since its inception in 2014.
Michael J. Montague	Chief Operating Officer and Chief Compliance Officer of the Manager, and has managed the Portfolio since its inception in 2014.
Andrew J. Duffy, CFA	President of Ascent, and has managed the Real Estate-Related Strategies portion of the Portfolio since its inception in 2014 .
William H. Bales	Portfolio Manager and Member at Bullseye, and has managed certain assets in the Equity Strategies portion of the Portfolio since its inception in 2014.
Jakob V. Holm, CFA	Portfolio Manager, Member and Chief Compliance Officer at Bullseye, and has managed certain assets in the Equity Strategies portion of the Portfolio since its inception in 2014.
Christopher Pultz

Portfolio Manager, Merger Arbitrage and a member of Kellner’s management and multi-strategy fund investment committees and has managed the Merger Arbitrage Strategies portion of the Portfolio since May 2015.

George Kellner, CFA	Chief Executive Officer and Chief Investment Officer at Kellner and a member of the firm’s multi-strategy fund investment committee. Mr. Kellner has managed the Merger Arbitrage Strategies portion of the Portfolio since May 2015.
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Darren R. Schuringa, CFA	Founder of Yorkville, and has managed the MLP Strategies portion of the Portfolio since its inception in 2014.
James A. Hug	Portfolio Manager at Yorkville, and has managed the MLP Strategies portion of the Portfolio since its inception in 2014.
Leonard Edelstein	Portfolio Manager at Yorkville, and has managed the MLP Strategies portion of the Portfolio since its inception in 2014.
George B. Clairmont	Portfolio Manager at Yorkville, and has managed the MLP Strategies portion of the Portfolio since its inception in 2014.
Nicholas Jenks	Chief Global Strategist at Yorkville, and has managed the MLP Strategies portion of the Portfolio since its inception in 2014.
R. Brentwood Strasler	Portfolio Manager at Yorkville, and has managed the MLP Strategies portion of the Portfolio since its inception in 2014.

Purchase and Sale of Portfolio Shares. Generally, the minimum initial investment in the Portfolio is $2,500 for Class A and Class C shares. The investment minimum for Class I shares of the Portfolio is $2 million, subject to certain exceptions. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information. Distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you as ordinary income, capital gains or some combination of both, unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account. The Portfolio’s investment techniques may cause more of the Portfolio’s income dividends and capital gains distributions to be taxable at ordinary income tax rates than it would if it did not engage in such techniques.

Financial Intermediary Compensation. If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask you salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Overview: The Manager of Managers Approach

The Manager is responsible for developing, constructing and monitoring the asset allocation and portfolio management for the Portfolio. The Manager believes that an investment’s reward and risk characteristics can be enhanced by employing multiple sub-advisory firms to manage the assets of the

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Portfolio. Through a blending of sub-advisory firms, or managers, with complementary styles and approaches, the Manager intends to manage the Portfolio in a “manager of managers” approach by selecting and overseeing multiple sub-advisers who manage using a distinct investment style for a segment of the Portfolio’s assets (see “Management of the Portfolio—The Sub-Advisers” below). The Sub-Advisers selected by the Manager adhere to strict investment disciplines, with the objective of achieving reduced risk through increased diversification. Important elements of the Manager’s oversight are the periodic rebalancing employed to ensure an appropriate mix of elements in the Portfolio, and ongoing evaluation of the Sub-Advisers to ensure they do not deviate from the stated investment objective or strategies. The Manager has discretion to manage directly all or a portion of the Portfolio’s investment strategies but if it exercises such discretion, will likely manage only a portion of the Portfolio’s equity strategies.

Investment Objective

The Portfolio seeks to provide long-term capital appreciation as its primary objective, with a secondary objective of providing income for its shareholders. The Portfolio’s investment objective may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategies

The Portfolio seeks to achieve its investment objective by investing its assets in a combination of distinct investment strategies managed by different sub-advisers and, in some cases, by the Manager. The Manager is responsible for selecting and allocating assets among the Portfolio’s investment strategies. The Manager is also responsible for selecting and overseeing one or more sub-advisers to manage each investment strategy. The Manager also has discretion to manage directly all or a portion of such investment strategies. By combining multiple, distinct investment strategies, the Portfolio seeks to provide capital appreciation over the long-term with lower volatility than the individual markets in which the Portfolio invests and with limited correlation to individual markets.

The principal investment strategies that may be employed by the Portfolio include the following:

  Equity Strategies. The Portfolio will seek equity exposure using a combination of investment strategies that may include long-only strategies and long/short equity strategies. Long/short equity strategies consist of equity strategies that combine core long holdings of equities with short sales of equities. A long position is established when the portfolio managers anticipate a price increase in the asset and a short position is established when the portfolio managers anticipate a price decrease in the asset. The long/short equity strategies may be used to seek to outperform the broader equity market by increasing net long exposure in rising markets and decreasing net long exposure, or even obtaining net short exposure, in declining markets. The Portfolio’s long/short equity strategies also seek to provide equity-like returns while protecting capital during market declines through the Portfolio’s short positions. The equity exposures in the equity strategies may be to individual stocks or to equity indexes that track U.S. or non-U.S. equity markets, including markets in emerging market countries (i.e., those that are in their initial stages of their industrial cycles). Both long and short exposure to equities may be achieved through investments in derivative instruments, such as options, futures or swaps, which provide equity exposure. Such derivative usage can be for the purposes of hedging, speculation or to allow the portfolio managers to implement the Portfolio’s investment strategies more efficiently than investing directly in stocks.

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•	Real Estate-Related Strategies. The Portfolio’s real-estate related strategy is to invest, either directly or through other investment companies, in publicly traded REITs, including REIT preferred stock, and securities of other publicly traded real estate and real estate-related companies. REITs are typically small or medium capitalization stocks which fall within the range of $250 million to $10 billion in equity market capitalization. The Portfolio may invest in REITs that invest primarily in real property (equity REITs), REITs that invest primarily in mortgages (mortgage REITs) and REITs that invest in both real property and mortgages (hybrid REITs). The REITs and other real estate and real estate-related companies in which the Portfolio may invest may include both U.S. and non-U.S. issuers that invest across a variety of sectors within the real estate industry, including, among others, the retail, office, industrial, hotel, healthcare multi-family and self-storage sectors. The Portfolio may seek to enhance current income in this strategy by writing (selling) covered call options on real estate and real estate-related companies. The Portfolio may also take short positions in REITs and real estate and real estate-related companies either to hedge long positions or to express the portfolio manager’s view on the direction of the real estate market.

•	Master Limited Partnership (MLP) Strategies. The Portfolio will invest up to 25% of its assets in publicly traded MLP investments and exchange-traded notes (ETNs) that track MLPs. MLPs are generally organized as limited partnerships or limited liability companies and are treated as partnerships for U.S. federal income tax purposes. Interests in MLPs trade on a public stock exchange, similar to stock of corporations. ETNs are unsecured debt obligations issued by a bank or other financial institution that seek to track the performance of an index, an MLP index in the case of the Portfolio, over a specified period. Like MLPs, interests in ETNs trade on a public exchange.

The Portfolio will primarily invest in MLPs, or MLP-related ETN’s, that track U.S. energy infrastructure, including MLPs engaged in transportation, storage and processing of natural resources, although the Portfolio may also invest in other types of MLPs that seek to take advantage of new regulation of investment vehicles. The Portfolio will generally invest in MLPs and ETNs that the portfolio managers believe can generate repeatable cash flows that will grow over time, that have a conservative capital structure and that are trading at attractive valuations.

  Merger Arbitrage Strategies. The Portfolio’s merger arbitrage strategy is to invest in equity securities of U.S. and foreign companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations (collectively, “Merger Transactions”). The Portfolio may invest in common stocks and preferred stocks of any size market capitalization, and without limitation in securities of foreign companies.

  Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of Merger Transactions. In pursuing its strategy, the Portfolio may employ investment techniques that involve leverage, such as short selling, borrowing against a line of credit for investment purposes and purchasing and selling options. The merger arbitrage strategy most frequently used by the Portfolio involves purchasing the shares of an announced acquisition target company at a discount to its expected value upon completion of the acquisition. The Portfolio may engage in selling securities short under certain circumstances, such as when the terms of a proposed acquisition call for the exchange of common stock and/or

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other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short. The Portfolio may enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Portfolio than if the Portfolio had invested directly in such securities.

The Portfolio may invest in companies of any size (from micro-cap to large-cap) in each of its investment strategies. The Portfolio will limit its investments in emerging markets securities to 25% of the Portfolio’s assets.

Certain of the Portfolio’s investment strategies may utilize derivatives and other instruments, such as leveraged ETFs, that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Portfolio’s exposure to an asset class and may cause the Portfolio’s net asset value to be more volatile than a fund that does not use leverage. To the extent that the Portfolio uses derivative instruments, the Portfolio will have the potential for greater gains, as well as the potential for greater losses, than if the Portfolio did not use derivatives or other instruments that have an economic leveraging effect.

The Portfolio’s investments in the types of securities described in this prospectus vary from time to time and, at any time, the Portfolio may not be invested in all types of securities described in this prospectus. The Portfolio may also invest in securities and other investments not described in this prospectus. Any percentage limitations with respect to assets of the Portfolio are applied at the time of purchase.

Other Investment Strategies

The Portfolio may employ a market neutral investment strategy, although initially does not expect that this will be a principal investment strategy of the Portfolio. Market neutral strategies employ quantitative techniques to analyze price and other technical data and forecast future price movements of equity securities, sectors or markets, on which purchase and sale decisions can be made. These quantitative techniques include factor-based and statistical arbitrage/trading strategies. Factor-based strategies are those which use fundamental data, such as price to earnings ratios and dividend yields, as their inputs to find securities that are believed to be either attractive or unattractive investments. These investments are then typically paired as one long (attractive) position and one short (unattractive) position in equal dollar amounts, so as to be “market neutral” when combined. Statistical arbitrage/trading strategies use statistical data, such as statistical measures of a security’s return and risk characteristics, as their inputs instead of fundamental data, to achieve the same dollar market neutral strategy and objective.

The Portfolio’s market neutral strategies, if used, may gain equity exposure through investments in individual stocks or through derivative instruments, such as options, futures or swaps that provide equity exposure. The Portfolio’s ability to generate positive returns from its market neutral strategies will depend on whether, in a rising market, the Portfolio’s long positions increase in value more than the securities underlying the Portfolio’s short positions and, in a declining market, whether the securities underlying the Portfolio’s short positions decrease in value more than the Portfolio’s long positions.

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The “Principal Investment Strategies” and “Other Investment Strategies” discussed in this Prospectus are not the exclusive strategies that the Portfolio may employ and additional investment strategies may be added in the future without the approval of shareholders. For additional information regarding the types of instruments in which the Portfolio may invest, please see the “Investment of the Trust’s Assets and Related Risks” section of the Portfolio’s Statement of Additional Information.

General Investment Policies of the Portfolio

Sub-Advisers. To achieve the Portfolio’s investment objective, the Manager will generally utilize Sub-Advisers with expertise in various types of investment strategies using a “manager of managers” approach. The Sub-Advisers may use a variety of investment techniques in managing their portion of the Portfolio. These techniques may change over time as new instruments and techniques are introduced or as a result of regulatory or market developments. The Manager selects the Sub-Advisers for the Portfolio, subject to approval by the Board of Trustees and, if required, the Portfolio’s shareholders, and allocates the assets of the Portfolio among the Sub-Advisers. The Manager reviews a wide range of factors in evaluating each Sub-Adviser including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other Sub-Advisers and assets under management. The Manager has discretion to manage directly all or a portion of the Portfolio’s investment strategies but if it exercises such discretion, will likely manage only a portion of the Portfolio’s equity strategies.

Temporary or Cash Investments. Under normal market conditions, the Portfolio will stay fully invested according to its principal investment strategies as noted above. The Portfolio, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments, including affiliated and unaffiliated instruments, for temporary defensive purposes in response to adverse market, economic or political conditions. This may result in the Portfolio not achieving its investment objectives during that period. To the extent that the Portfolio uses a money market fund for its cash position, there will be some duplication of expenses because the Portfolio would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Change in Investment Objective and Strategies. The Portfolio’s investment objective and strategies are non-fundamental (unless otherwise indicated) and may be changed by the Board without the approval of the Portfolio’s shareholders.

Principal Risks of Investing in the Portfolio

As with any mutual fund, it is possible to lose money by investing in the Portfolio. There is no assurance that the Portfolio will achieve its investment objective. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stock Risk. The Portfolio invests its net assets in common stocks and writes covered call options on shares owned by the Portfolio. Common stocks represent an ownership interest in a company. Common stocks are more volatile and more risky than some other forms of investment. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or

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economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. The common stocks in which the Portfolio invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Counterparty Risk. Individually negotiated or over-the-counter derivatives, such as over-the-counter swaps and options, are subject to counterparty risk, which is the risk that the other party to a contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Portfolio.

Derivatives Risk. Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The derivatives that the Portfolio primarily expects to use include options, futures and swaps. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Over-the-counter derivatives, which are those not cleared and settled through a central exchange, may be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. The Portfolio could lose more than the cash amount invested in derivatives. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Portfolio. If a counterparty were to default on its obligations, the Portfolio’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s rights as a creditor (e.g., the Portfolio may not receive the net amount of payments that it is contractually entitled to receive). In addition, the use of certain derivatives may cause the Portfolio to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

Special Risks of Options. If the Portfolio sells a put option, there is risk that the Portfolio may be required to buy the underlying investment at a disadvantageous price. If the Portfolio sells a call option, there is risk that the Portfolio may be required to sell the underlying investment at a disadvantageous price. If the Portfolio purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless.

Special Risks of Futures. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery of the underlying investments, liquidity in this market could be reduced. Futures contracts can be purchased with relatively small amounts of initial margin compared to the cash value of the contracts. This economic leverage can increase the volatility of the Portfolio. Even a well-conceived futures transaction may be unsuccessful due to market events.

Special Risks of Swaps. Over-the-counter swap transactions are two-party transactions and are therefore often less liquid than other types of investments, and the Portfolio may be unable to sell or terminate its swap positions at a desired time or price. Certain swaps, such as total return swaps where two parties agree to “swap” payments on defined underlying assets or interest rates, can have the potential for unlimited losses. Over-the-counter swaps are also subject to the risk that the swap counterparty will not fulfill its contractual obligations. The swaps market is subject to extensive regulation under the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”)

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and certain SEC and Commodity Futures Trading Commission rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Portfolio costs and expenses and could adversely affect the Portfolio’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Developing Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing countries may be impacted by certain factors more than those in countries with mature economies and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries. For example, developing countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Other factors include transaction costs, delays in settlement procedures, adverse political developments and lack of timely information.

Exchange-Traded Notes Risk. Exchange-traded notes are subject to the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or assets remaining unchanged.  The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets.  Exchange-traded notes are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Portfolio. When the Portfolio invests in exchange-traded notes it will bear its proportionate share of any fees and expenses borne by the exchange-traded note.

Foreign Securities Risk. The Portfolio's investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

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Industry Specific Risk. The energy infrastructure MLPs in which the Portfolio invests are subject to risks specific to the industry they serve, including the following:

  Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed.
  Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of an energy infrastructure MLP.
  Slowdowns in new construction and acquisitions can limit growth potential.
  A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect revenues and cash flows.
  Depletion of the natural gas reserves or other commodities if not replaced, which could impact the ability of an energy infrastructure MLP to make distributions.
  Changes in the regulatory environment could adversely affect the profitability of energy infrastructure MLPs.
  Extreme weather or other natural disasters could impact the value of energy infrastructure MLP securities.
  Rising interest rates which could result in a higher cost of capital and divert investors into other investment opportunities.
  Threats of attack by terrorists on energy assets could impact the market for energy infrastructure MLP securities.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Portfolio, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your common shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Investment Focus Risk. To the extent the Portfolio invests a greater amount in any one sector or industry, such as real estate or energy, the Portfolio’s performance will depend to a greater extent on the overall condition of that sector or industry and there is increased risk to the Portfolio if conditions adversely affect that sector or industry.

Leverage Risk. Leverage exists when the Portfolio purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, written options and derivatives. The Portfolio mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the Portfolio is not able to close out a leveraged position because of market illiquidity, the Portfolio’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate Portfolio positions when it may not be advantageous to do so. Leveraging may cause the Portfolio to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities. There can be no assurance that the Portfolio’s leverage strategies will be successful. Certain investments, such as ETFs, may include “embedded” leverage , which means the ETF pays a return linked to a multiple of the performance of the underlying index, securities basket or other reference asset. These investments may be more volatile than investments in unlevered securities, which may increase the volatility of the Portfolio.

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Limited Experience Risk.  Prior to the Portfolio, the Manager had no experience directly managing an open-end mutual fund. In addition, Cross Ledge, Bullesye and Yorkville, sub-advisers to the Portfolio, have no experience acting as an adviser or sub-adviser for an open-end mutual fund. The experience of the portfolio managers employed by the Manager and Sub-Advisers is described in the section of the prospectus titled “Management of the Portfolio - Portfolio Managers.”

Management Risk. The investment techniques and risk analysis used by the portfolio managers for each of the Portfolio’s investment strategies may not produce the desired results. For example, there is no guarantee that the Portfolio’s mixture of long and short equity positions will produce a portfolio with reduced exposure to stock market risk and may cause the Portfolio to underperform the broader equity markets during market rallies. The sub-advisers investment styles may not always be complementary, and may be in direct conflict which could adversely affect performance. In addition, the Portfolio’s multiple investment strategies may not work to hedge general market risk if the markets in which the Portfolio invests become correlated during times of economic stress.

The Portfolio is dependent on the Manager’s skill in allocating assets among the Portfolio’s various investment strategies and in selecting the best mix of sub-advisers. The Portfolio is therefore subject to the risk that assets will be allocated to a strategy at an inopportune time and the value of your investment may decrease if the Manager’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, or Sub-Adviser is incorrect.

Medium and Small Capitalization Company Risk. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. Medium and small sized companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. The securities of medium and small capitalization companies may be less liquid than the securities of larger capitalization companies, which could have an adverse effect on the ability of the Portfolio to sell these securities at favorable prices. This also may impede the Portfolio’s ability to obtain market quotations based on actual trades in order to value the Portfolio’s securities. Medium and small capitalization securities may have returns that can vary, occasionally significantly, from the market in general. In addition, medium and small capitalization companies may not pay a dividend, which can cushion returns in a falling market. Many issuers of real estate securities are small to medium capitalization companies, some of which may be newly formed.

Merger Arbitrage Risk.   Investments in companies that are the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Portfolio’s performance.

MLP Risk. An MLP is a public limited partnership or a limited liability company. Investment in MLPs involves risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, dilution risks and cash flow risks. MLP common units can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs, changes in a particular issuer’s

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financial condition, or unfavorable or unanticipated poor performance of a particular issuer. Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid or trade less frequently than conventional publicly traded securities. Where certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times and it may be more difficult for the Portfolio to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the sub-adviser believes it is desirable to do so. This may affect adversely the Portfolio’s ability to make dividend distributions.

The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than investments in a corporation. Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. In addition, MLP distributions may be reduced by fees and other expenses incurred by the MLP. MLPs are generally considered interest-rate sensitive investments and, accordingly, during periods of interest rate volatility these investments may not provide attractive returns.

MLP Tax Risk. MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Portfolio were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Portfolio and lower income.

Real Estate Securities Risks. The Portfolio does not invest in real estate directly. The Portfolio only invests in REITs and other publicly traded real estate and real estate-related securities. Although the Portfolio does not invest in real estate directly, the Portfolio may be subject to risks similar to those associated with direct ownership in real property. The value of the Portfolio’s common shares is affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets

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in general. Furthermore, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests. Such expenses are not reflected in Acquired Fund Fees and Expenses under the Annual Portfolio Operating Expenses section of the above fee table.

Certain sectors of the real estate industry, such as the retail, office, industrial, hotel, healthcare multi-family and self-storage, carry special risks. These sectors may be affected by adverse economic and regulatory events or increased competition to a greater degree than other sectors of the real estate industry.

REIT Risk. Investments in REITs will subject the Portfolio to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”) in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Portfolio invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Portfolio were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Portfolio’s yield on that investment. REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs do not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See “Tax Consequences.”

The Portfolio’s investments in REITs may include an additional risk to shareholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Portfolio’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Portfolio’s basis in such REIT, the Portfolio will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Portfolio distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their common shares of

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the Portfolio, but not below zero. To the extent the distribution exceeds a shareholder’s basis in the Portfolio’s common shares, such shareholder will generally recognize a capital gain.

A shareholder, by investing in REITs and foreign real estate companies indirectly through a Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs.

Short Sales Risk. If the Portfolio sells short a security that it does not own and the security increases in value, the Portfolio will pay a higher price to repurchase the security and thereby incur a loss. A short position in a security poses more risk than holding the same security long. It is possible that the market value of the securities the Portfolio holds in long positions will decline at the same time that the market value of the securities the Portfolio has sold short increases, thereby increasing the Portfolio’s potential volatility. The more the Portfolio pays, the more it will lose on the transaction, which adversely affects its share price. The loss on a long position is limited to what the Portfolio originally paid for the security together with any transaction costs. As there is no limit on how much the price of the security can increase, the Portfolio’s exposure is unlimited.

In order to establish a short position in a security, the Portfolio must borrow the security from a broker. The Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price. As such, there is a risk that the Portfolio may be unable to implement its investment strategy due to a lack of available securities or for other reasons. The Portfolio normally closes a short sale of securities that it does not own by purchasing an equivalent number of shares of the borrowed security on the open market and delivering them to the broker. The Portfolio may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Portfolio may be prematurely forced to close out a short position if the broker demands the return of the borrowed security. The Portfolio incurs a loss if the Portfolio is required to buy the security at a time when the security has appreciated in value from the date of the short sale.

Until the Portfolio replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Portfolio’s short position.  Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets.  The Portfolio’s ability to access the segregated collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract and the Portfolio may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding.  The Portfolio may obtain only a limited recovery or may obtain no recovery in these circumstances.

The Portfolio will incur increased transaction costs associated with selling securities short. In addition, taking short positions results in a form of leverage which creates special risks discussed above.

Tax Risk. The Portfolio’s investment techniques, including use of covered call options, short-term trading strategies, and high portfolio turnover rate, may result in more of the Portfolio’s income dividends and capital gains distributions being taxable to you at ordinary income tax rates than it would if it did not engage in such techniques.

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Volatility Risk. The Portfolio may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Portfolio’s net asset value per share to experience significant increases or declines in value over short periods of time.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

PORTFOLIO HOLDINGS

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Trust’s Statement of Additional Information.

The Trust discloses the Portfolio’s top holdings on a calendar quarter basis with a one to three-week lag on its public website until they are included in the Trust’s next shareholder report or quarterly report. The Portfolio will make available complete month-end portfolio holdings information with a 30-day lag. Such information can be obtained by calling 1-800-807-FUND.

In addition, you may obtain complete Portfolio holdings information or other disclosure of holdings as required by applicable legal or regulatory requirements on a fiscal quarterly basis within two months after the end of the fiscal period by calling 1-800-807-FUND.

MANAGEMENT OF THE PORTFOLIO

The Manager

The Portfolio has entered into an Investment Management Agreement (“Management Agreement”) with James Alpha Management, LLC, located at 515 Madison Avenue, New York, New York 10022, under which the Manager manages the Portfolio’s investments subject to the supervision of the Board of Trustees. The Manager specializes in identifying, seeding, and growing alternative investments for institutional and individual investors, and is a registered investment adviser. As of September 30, 2015, the Manager managed approximately $55.0 million in assets. Under the Management Agreement, the Portfolio compensates the Manager for its management services at the annual rate of 2.00% of the Portfolio’s average daily net assets, payable on a monthly basis.

Subject to the general supervision of the Board of Trustees, the Manager is responsible for managing the Portfolio in accordance with its investment objective and policies using the “manager of managers” approach discussed in the “Overview” section of this Prospectus, and making recommendations with respect to the hiring, termination or replacement of Sub-Advisers. The Manager also maintains related records for the Portfolio.

The Manager has obtained exemptive relief from the U.S. Securities and Exchange Commission (“SEC”) to permit the Manager, subject to certain conditions, to enter into and materially amend investment sub-advisory agreements with certain affiliated and unaffiliated sub-advisers on behalf of the Portfolio without shareholder approval. This means that the Manager can reduce the sub-advisory fee and retain a larger percentage of the management fee or increase the sub-advisory fee and retain a smaller percentage of the management fee. Under the manager of managers structure, the Manager will have ultimate responsibility, subject to oversight of the Board of Trustees, for overseeing the Trust’s sub-advisers and recommending to the Board of Trustees their hiring, termination, or replacement. Within 90 days of retaining a new sub-adviser, shareholders of the Portfolio will receive notification of the change. This manager of managers structure enables the Portfolio to operate with greater efficiency

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and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements.

The Manager may invest the Portfolio’s assets in securities and other instruments. The Manager may exercise this discretion in order to invest the Portfolio’s assets pending allocation to a Sub-Adviser, to hedge the Portfolio against exposure created by a Sub-Adviser, or to modify the Portfolio’s exposure to a particular investment or market-related risk. The Manager may also exercise this discretion over unallocated assets and may reallocate to itself assets previously allocated to a Sub-Adviser.

Portfolio Expenses. The Portfolio is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has agreed to reduce its management fees and/or pay expenses of the Portfolio to ensure that the total annual Portfolio operating expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, dividends and interest on short positions, brokerage commission, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses for the Portfolio) do not exceed 2.75%, 2.50% and 3.50% of the Portfolio’s average net assets, for Class A, Class I and Class C shares respectively, through December 31, 2016. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for fees it waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed the expense cap in place at the time the expense was incurred.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement and the Sub-Advisory Agreements will be included in the Portfolio’s first report to shareholders issued after the commencement of the Portfolio’s operations.

The Sub-Advisers

The Manager, on behalf of the Portfolio, has entered into a sub-advisory agreement with each Sub-Adviser, and the Manager compensates the Sub-Advisers out of the investment advisory fees it receives from the Portfolio. Each Sub-Adviser makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Manager. The Manager oversees the Sub-Advisers for compliance with the Portfolio’s investment objective, policies, strategies and restrictions, and monitors each Sub-Adviser’s adherence to its investment style. The Board of Trustees supervises the Manager and the Sub-Advisers, establishes policies that they must follow in their management activities, and oversees the hiring and termination of Sub-Advisers recommended by the Manager.

Not all of the Sub-Advisers listed for the Portfolio may be actively managing assets for the Portfolio at all times. To the extent that a Sub-Adviser is not actively managing assets for the Portfolio, the Portfolio may not be employing the investment style utilized by that Sub-Adviser to achieve its investment objective. Subject to the oversight of the Board of Trustees, the Manager may allocate Portfolio assets away from a Sub-Adviser. Situations in which the Manager may make such a determination include the level of assets in the Portfolio, changes in a Sub-Adviser’s personnel or a Sub-Adviser’s adherence to an investment strategy.

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Ascent Investment Advisors, LLC

The Manager has entered into a sub-advisory agreement with Ascent to manage the real estate-related strategies portion of the Portfolio’s assets. Ascent is located at 5690 DTC Blvd., Suite 130W, Greenwood Village, Colorado 80111. Ascent is wholly owned by Ascent Investment Partners, LLC (AIP), which is minority owned by the Manager. The Manager and AIP are heretofore affiliated. Ascent is focused on real estate-related investments. As of September 30, 2015, Ascent managed approximately $383.6 million in assets. For its sub-advisory services to the Portfolio, Ascent receives from the Manager compensation based on the Portfolio’s average daily net assets at a maximum rate of 0.50%.

Bullseye Asset Management LLC

The Manager has entered into a sub-advisory agreement with Bullseye to manage certain assets in the equity strategies portion of the Portfolio’s assets. Bullseye is located at 8055 East Tufts Avenue, Suite 720, Denver, Colorado 80237. Bullseye is focused on investing in small cap equities. As of September 30, 2015, Bullseye managed approximately $76.1 million in assets.

Kellner Private Fund Management, LP

The Manager has entered into a sub-advisory agreement with Kellner to manage the merger arbitrage strategies portion of the Portfolio’s assets. Kellner is located at 900 Third Avenue, New York, NY 10022. As of September 30, 2015, Kellner managed approximately $225.1 million in assets.

Yorkville Capital Management LLC

The Manager has entered into a sub-advisory agreement with Yorkville to manage a portion of the Portfolio’s assets using its MLP-related strategy. Yorkville is located at 950 Third Avenue, New York, New York 10022. Yorkville’s MLP-related strategy is designed to try to meet the needs of investors looking for high-income producing investment vehicles with capital appreciation potential. As of September 30, 2015, Yorkville had approximately $[ ] million in assets under management.

The Manager has entered into various agreements with each of Bullseye, Kellner, and Yorkville to distribute various products and services of these advisers. These distribution agreements do not relate to or involve the services provided to the Portfolio by these Sub-Advisers.

Portfolio Managers

Manager

Kevin R. Greene, James S. Vitalie and Michael J. Montague are responsible for the day-to-day management of the segment of the Portfolio’s portfolio managed by the Manager, as well as for oversight of the Portfolio’s portfolio managed by the Sub-Advisers.

Kevin R. Greene serves as a Managing Partner of the Manager, and is responsible for overseeing the day to day management of the firm. Mr. Greene is the former Chairman & CEO of Capital Resource Holdings, LLC the holding company parent of CRA RogersCasey, one of the leading pension consulting firms in the United States. Prior to CRA RogersCasey, he founded Bryant Park Capital, a privately held investment bank specializing in private equity financing and mergers and acquisitions for both private and public companies in the U.S. and Europe. Since 1991, Mr. Greene has served as the Chairman and CEO of KR Group, an international consulting and investment banking firm which he founded.

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James S. Vitalie serves as President of the Manager and has over 20 years of experience successfully building financial services firms. Formerly the Institutional Group Head of Old Mutual Capital serving on the Executive and Product Development Committees, Mr. Vitalie was responsible for distribution and marketing of mutual funds, separate accounts and registered hedge fund of fund products. Prior to Old Mutual, Mr. Vitalie was the President of Curian Capital, an industry leading managed account platform. At Curian, Mr. Vitalie created the infrastructure of the asset management firm, developed and executed its strategic plan, and served as the Chairman of the Investment Policy Committee. Additionally, Mr. Vitalie was President of Foliofn Institutional, a financial services and technology company. As President of Century Business Services (CBZ) Retirement and Wealth Management Services division Mr. Vitalie created the strategic direction of the company, led the acquisition and integration efforts for the division and established their broker dealer and registered investment advisor. While at CBZ Mr. Vitalie was also responsible for securing the financing and launching of Allbridge Solutions as well as serving as its President and COO. Prior to CBZ, Mr. Vitalie was a partner at The Benefits Group, where he was responsible for the pension and investment services group. Lastly, Mr. Vitalie practiced corporate transactional law at Eckert, Seamans, Cherin & Mellott. Mr. Vitalie is also an officer of the Trust.

Michael J. Montague serves as Chief Operating Officer of the Manager and is responsible for daily operations of the Manager as well as independent risk monitoring for the Manager’s funds. Most recently Mr. Montague worked as a Portfolio Manager for a global macro fund primarily responsible for commodity research and trading. Mr. Montague previously served as a Portfolio Manager for Chapin Hill Advisors, Inc., overseeing asset allocation, trading, and investment activity. Prior to Chapin Hill Advisors, Mr. Montague served as a Portfolio Manager for the Cayuga MBA Fund LLC, a long/short equity hedge fund. He began his career with Schlumberger where he spent six years working as a Senior Geophysicist in Schlumberger’s Oilfield Services division.

Sub-Advisers

Ascent Investment Advisors, LLC

Andrew J. Duffy, CFA is the Portfolio Manager primarily responsible for the day-to-day management of the segment of the Portfolio’s assets managed by Ascent. Mr. Duffy is the President of Ascent and has over 19 years of global real estate securities experience in the private and public markets. Prior to joining Ascent, Mr. Duffy was a Managing Director with Citigroup Principal Strategies, where he managed a long/short portfolio of global real estate securities. Mr. Duffy has also worked at Hunter Global Investors, L.P., where he was the Co-Portfolio Manager of the Hunter Global Real Estate Fund.

Bullseye Asset Management LLC

William H. Bales and Jakob V. Holm, CFA are the co-Portfolio Managers primarily responsible for the day-to-day management of the segment of the Portfolio’s assets managed by Bullseye. Mr. Bales serves as Portfolio Manager and Member of Bullseye and has 20 years experience investing in small cap equities. Prior to joining Bullseye, Mr. Bales served as the Portfolio Manager at Janus Capital Management responsible for the Janus Venture Fund and separately managed portfolios in the Small Cap Growth discipline. Mr. Holm serves as Portfolio Manager, Member, and Chief Compliance Officer of Bullseye and has 16 years of investment experience. Prior to joining Bullseye, Mr. Holm served as the Portfolio Manager at Janus Capital Management responsible for the Janus Adviser Small Company Value Fund, Janus Aspen Small Company Value Fund and separately managed portfolios in the Small Company Value discipline.

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Kellner Private Fund Management, LP

Christopher Pultz, Portfolio Manager, Merger Arbitrage and George Kellner, CEO & Chief Investment Officer, have primary responsibility for the day-to-day management of the segment of the Portfolio’s assets managed by Kellner. Mr. Pultz joined Kellner in 1999 and leads the Firm’s merger arbitrage investing activities. In addition, Mr. Pultz is a member of the firm’s management committee where he provides broad input on strategic matters. Mr. Pultz began his career at Neuberger Berman LLC where he was a government bond trader and also provided allocation recommendations to that firm’s internal investment management teams. Mr. Pultz holds a B.S. in finance from Fairfield University and an M.B.A from Fordham University Graduate School of Business. Mr. Pultz is a member of the Firm's multi-strategy fund investment committee. Mr. Kellner has been in the hedge fund business for over 30 years and founded Kellner DiLeo & Co., LP (the predecessor entity to Kellner) in 1981. Prior to Kellner, Mr. Kellner was a Senior Vice President and founded the arbitrage department of Donaldson, Lufkin & Jenrette. Before commencing his arbitrage career, Mr. Kellner was a Vice President and House Counsel of the Madison Fund where he had broad responsibilities as a financial analyst and portfolio manager. Mr. Kellner began his professional career as a securities lawyer at the Wall Street law firm of Carter, Ledyard and Milburn and holds a B.A. from Trinity College, a J.D. from Columbia Law School and an M.B.A. from New York University’s Leonard Stern Graduate School of Business. He is a Chartered Financial Analyst and a former Adjunct Assistant Professor of Finance at New York University. Mr. Kellner is a member of the Firm's multi-strategy fund investment committee.

Yorkville Capital Management LLC

Darren R. Schuringa, CFA, James A. Hug, Leonard Edelstein, George B. Clairmont, Nicolas Jenks, and R. Brentwood Strasler are the co-Portfolio Managers primarily responsible for the day-to-day management of the segment of the Portfolio’s assets managed by Yorkville. Mr. Schuringa is the Founder of Yorkville, prior to which he was Partner with Estabrook Capital Management and co-Portfolio Manager of a Morningstar five-star rated energy-centric mutual fund. Mr. Hug is a Portfolio Manager at Yorkville and a pioneer in MLP Research and investing. Prior to joining Yorkville, Mr. Hug worked at Janney Montgomery Scott for over 20 years where he conducted independent research on the MLP asset class. Mr. Edelstein is a Portfolio Manager at Yorkville and the first member of the Yorkville investment team to discover the MLP asset class. Mr. Edelstein has over 30 years of investment experience, specializing in MLP investment for over 20 years. Prior to joining Yorkville, Mr. Edelstein was a Vice President with Morgan Stanley. Mr. Clairmont is the Founder and Chief Investment Officer of Clairvest Corporation and brings over 36 years of investment experience to Yorkville. Mr. Clairmont has served as director on two NYSE and two NASDAQ boards, on the boards of two private equity companies, and was the Principal on two private REITs. Mr. Clairmont is also the co-author of Street Smart Investing. Mr. Jenks is the Chief Global Strategist at Yorkville. Prior to joining Yorkville, Mr. Jenks headed the U.S. Embassy Office in Goma, in the Democratic Republic of the Congo, and was the Director of Programs for the U.S. Agency for International Development in the Democratic Republic of Congo. Mr. Strasler is a Portfolio Manager at Yorkville and has over 20 years of experience in the investment and private equity business.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Portfolio.

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SUPERVISION

Saratoga Capital Management, LLC (“SCM”), 1616 N. Litchfield Rd., Suite 165, Goodyear, Arizona 85395, serves the Portfolio in a supervision capacity with responsibility to monitor the performance of the Portfolio’s outside service providers, assist in the review of financial statements and other regulatory filings and board meeting materials related to the Portfolio. Pursuant to the supervision agreement with the Portfolio, the Portfolio pays SCM an annual supervision fee of the greater of $15,000 or 0.10% of the Portfolio’s average daily net assets, payable on a monthly basis, which fee decreases at various asset levels. SCM, a Delaware limited liability company, also acts as investment manager to certain other portfolios of the Saratoga Advantage Trust (the “Saratoga Funds”).

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the portfolios of the Trust. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account. Shares of the Portfolio and the Saratoga Funds are offered to participants in investment advisory programs that provide asset allocation recommendations to investors based on an evaluation of each investor’s objectives and risk tolerance. An asset allocation methodology developed by SCM, the Saratoga Strategic Horizon Asset Reallocation Program® (the “SaratogaSHARP® Program”), may be utilized in this regard by investment advisers that have entered into agreements with SCM. SCM receives a fee from the investment advisers with whom it has entered into such agreements. Shares of the Portfolio and the Saratoga Funds are also available to other investors and advisory services.

Pursuant to the SaratogaSHARP® Program, SCM may suggest to the investment advisers that SCM has entered into agreements with in connection with the SaratogaSHARP® Program the allocation to the Portfolio of the assets of one or more Saratoga Funds (each, a “sleeve”). Any such allocation would increase the Portfolio’s assets and, therefore, the management fees of the Portfolio payable to the Manager. Conversely, such allocation would decrease the management fees of the Saratoga Funds payable to SCM, which acts as supervisor but not investment adviser to the Portfolio. The Manager has agreed to reimburse SCM an amount equivalent to any reduction in management fees that SCM experiences as a result of the allocation of one or more sleeves of the Saratoga Funds to the Portfolio, less any supervision fees that SCM receives from the sleeve that is allocated to the Portfolio. Any such reimbursement will be paid by the Manager and not out of the assets of the Portfolio.

ADMINISTRATION

The Bank of New York Mellon, located at One Wall Street, 25th Floor, New York, New York 10286, is the custodian of the assets of the Trust.

Gemini Fund Services, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, serves as the Trust’s transfer agent.

Gemini Fund Services, LLC, located at 80 Arkay Drive, Hauppauge, New York 11788, provides administrative (including custody administration) and fund accounting services to the Trust. As such,

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they manage the administrative affairs of the Trust, calculate the NAV of the shares of the Portfolio, and create and maintain the Trust’s required financial records.

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

The price of shares of the Portfolio called “net asset value,” is based on the value of the Portfolio’s investments.

The NAV per share of the Portfolio is determined once daily at the close of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

Generally, a Portfolio’s securities are valued each day at the last quoted sales price on each security’s primary securities exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign, and including the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”)) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary securities exchange (or in the case of NASDAQ securities, at the NASDAQ Official Closing Price) or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on the primary exchange. When a market price is not readily available, including circumstances under which the Manager determines that a security’s market price is not accurate, a portfolio security is valued by a pricing committee at its fair value, as determined under procedures established by the Trust’s Board of Trustees. In these cases, the Portfolio’s NAV will reflect certain portfolio securities’ fair value rather than their market price.

Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of a foreign exchange that is likely to have changed the value of the foreign securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust’s Board of Trustees. Securities also may be fair valued in the event of a development effecting a country or region or an issuer-specific development, which is likely to have changed the value of the security. To the extent that the Portfolio invests in ETFs, the Portfolio’s NAV is calculated, in relevant part, based upon the NAVs of such ETFs (which are registered open-end management investment companies). The Prospectuses for these ETFs explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

PURCHASE OF SHARES

Purchase of shares of the Portfolio must be made through a Financial Intermediary having a sales agreement with Northern Lights Distributors, LLC, the Portfolio’s distributor (the “Distributor”), or through a broker or intermediary designated by that Financial Intermediary, or directly through the

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Transfer Agent. Shares of the Portfolio are available to participants in consulting programs and to other investors and to investment advisory services. Purchase requests received by the Portfolio in proper form prior to the close of regular trading on the NYSE will be effected at the NAV per share determined on that day. Requests received after the close of regular trading will receive the NAV per share determined on the following business day. A purchase order is deemed to be received by the Portfolio when it is received in good order by the Transfer Agent or by a Financial Intermediary, or a broker or intermediary designated by a Financial Intermediary, authorized to accept purchase orders on behalf of the Trust. The Portfolio, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institution, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open your account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the appropriate address noted below. Make all checks payable to the Portfolio. The Portfolio will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Portfolio will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares. Not all share classes may be available in all states.

Note: Gemini Fund Services, LLC, the Portfolio’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Portfolio, for any check returned to the transfer agent for insufficient funds.

For more information regarding the purchase of shares, contact the Trust at 1-800-807-FUND.

Information regarding transaction processing and the establishment of new accounts should be sent to:

via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

The post office’s receipt of information regarding a purchase request in the above P.O. Box is deemed to be receipt of the request by the Portfolio.

If you wish to wire money to make a subsequent investment in the Portfolio, please call 1-800-807-FUND to receive wiring instructions and to notify the Portfolio that a wire transfer is coming. Any commercial bank can transfer same-day funds by wire. The Portfolio will normally accept wired funds for investment on the day of receipt provided that such funds are received by the Portfolio’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Purchase of Shares in Good Order. All purchase requests directly through the Transfer Agent must be received by the transfer agent in “good order.” This means that your request must include:

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•	The Portfolio and account number.
•	The amount of the transaction (in dollars or shares).
•	Accurately completed orders.
•	Any supporting legal documentation that may be required.

If you are purchasing shares through a Financial Intermediary, please consult your intermediary for purchase instructions. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolio and the Saratoga Funds. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account.

Financial Intermediaries may charge a processing or service fee in connection with the purchase or redemption of Portfolio shares, or other fees. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Financial Intermediary. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus. Your Financial Intermediary will provide you with specific information about any processing or service fees you will be charged.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account we will ask your name, address, date of birth, and other information that will allow us to identify you. If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and /or tax penalties) or take any other action required by law.

INVESTMENT ADVISORY PROGRAMS. The Trust is designed to allow Consulting Programs and other investment advisory programs to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad of choices available. Generally, the Consulting Programs provide advisory services in connection with investments among the Trust’s portfolios by identifying the investor’s risk tolerance and investment objectives through evaluation of an investor questionnaire; identifying and recommending an appropriate allocation of assets among the Trust’s portfolios that is intended to conform to such risk tolerance and objectives in a recommendation; and providing, on a periodic basis, an analysis and evaluation of the investor’s account and recommending any appropriate changes in the allocation of assets among the Trust’s portfolios. The investment advisers for the Consulting Programs are also responsible for reviewing the asset allocation recommendations and performance reports with the investor, providing any interpretations, monitoring identified changes in the investor’s financial characteristics and the implementation of investment decisions.

The investment advisers in the Consulting Programs may use SCM’s SaratogaSHARP® Program in assisting their clients in translating investor needs, preferences and attitudes into suggested portfolio allocations. In addition, SCM may provide some or all of the administrative services to the investment

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advisers for the Consulting Programs such as the preparation, printing and processing of investment questionnaires and investment literature and other client communications. SCM receives a fee from the investment adviser for these services.

The fee payable by the client for the Consulting Programs is subject to negotiation between the client and his or her investment advisor and is paid directly by each advisory client to his or her investment advisor either by redemption of Trust portfolio shares or by separate payment.

OTHER ADVISORY PROGRAMS. Shares of the Trust’s portfolio are also available for purchase by certain registered investment advisers (other than the investment advisers for the Consulting Programs) as a means of implementing asset allocation recommendations based on an investor’s investment objectives and risk tolerance. In order to qualify to purchase shares on behalf of its clients, the investment adviser must be approved by SCM. Investors purchasing shares through these investment advisory programs will bear different fees for different levels of services as agreed upon with the investment advisers offering the programs. Registered investment advisers interested in utilizing the Trust’s portfolios for the purposes described above should call 1-800-807-FUND (1-800-807-3863).

CONTINUOUS OFFERING. For Class A and Class C shares of the Portfolio, the minimum initial investment in the Portfolio is $2,500. For Class I shares of the Portfolio, the minimum initial investment in the Portfolio is $2 million, which minimum would be waived for an investment adviser/broker making an allocation to the Portfolio’s Class I shares aggregating $2 million or more within 90 days. If the adviser/broker does not purchase $2 million or more in the aggregate within 90 days, then the adviser/broker’s next purchase would have to be for a minimum of the difference between $2 million and the aggregate total invested during the 90 days until aggregate purchases total $2 million or more (e.g., if the adviser/broker’s aggregate purchases within 90 days total $1 million, then the adviser/broker would have to make a single aggregate purchase of at least $1 million to make future purchase of less than $2 million). In addition, the minimum initial investment for Class I shares of the Portfolio may be waived for certain investments, including sales through banks, broker-dealers and other financial institutions in: (i) discretionary and non-discretionary sponsored advisory programs; (ii) fund supermarkets; (iii) asset allocation programs: (iv) certain retirement plans investing directly with the Portfolio; (v) retirement plans investing through certain retirement plan platforms; and (vi) certain endowments, foundations and other not-for-profit entities investing directly with the Portfolio. With respect to each share class, investments made in response to the SaratogaSHARP® asset allocation program’s allocations and reallocations will not be subject to a minimum initial investment. For employees and relatives of the Manager, the Sub-Advisers, SCM, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment in the Trust is $1,000 with no minimum for any individual Saratoga Fund and the Portfolio. With respect to Class A shares and Class C shares, there is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations, and individual retirement accounts. The minimum subsequent investment in the Trust is $100 and there is no minimum subsequent investment for the Portfolio or for a Saratoga Fund. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more for Class A shares may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder’s designated account. For further information regarding the Automatic Investment Plan, shareholders should contact their representative or the Trust at 1-800-807-FUND (1-800-807-3863).

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The sale of shares will be suspended during any period when the determination of NAV is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

The Distributor may from time to time provide compensation to dealers in connection with sales of shares of the Trust, including financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.

Generally, the Portfolio reserves the right to reject any purchase requests, including exchanges from the other Saratoga Funds that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor.

CLASS C SHARES - CONTINGENT DEFERRED SALES CHARGE

Class C shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor’s purchase payment may be invested in the Trust. A CDSC of 1%, however, will be imposed on most Class C shares redeemed within one year after purchase. The charge will apply to the original cost of the Class C shares being redeemed. The CDSC will be imposed on any redemption of Class C shares if after such redemption the aggregate current value of an account with the Trust falls below the aggregate amount of the investor’s purchase payments for Class C shares made during the one year preceding the redemption. In addition, Class C shares are subject to an annual 12b-1 fee of 1.00% of the average daily net assets. Class C shares of the Trust which are held for one year or more after purchase will not be subject to any CDSC upon redemption. The CDSC is based upon the investors original purchase price. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Brokers that have entered into selling agreements with the Portfolios’ distributor may receive a commission of up to 1.00% of the purchase price of Class C shares at the time of purchase. Brokers may also receive distribution and/or shareholder service fees for Class C shares held for over a year.

Certain shareholders may be eligible for CDSC waivers. Please see the information set forth below for specific eligibility requirements. You must notify your authorized Financial Intermediary or the Transfer Agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a CDSC waiver. Similar notification must be made in writing when an order is placed by mail. The CDSC waiver will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Portfolio’s shares or the Trust’s Transfer Agent does not confirm your represented holdings. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Portfolio or other Trust Portfolios.

CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the one year preceding the redemption; (ii) the current net asset value of shares purchased more than one year prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii), and (iii) above (in that order) are redeemed first.

In addition, the CDSC, if otherwise applicable, will be waived in the case of:

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(1) redemptions of Class C shares held at the time a shareholder dies or becomes disabled, only if the Class C shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account (“IRA”) or Custodial Account under Section 403(b)(7) of the Internal Revenue Code (“403(b) Custodial Account”), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

(2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a “key employee” of a “top heavy” plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 70 1/2; or (c) a tax-free return of an excess contribution to an IRA; and

(3) certain redemptions pursuant to the Portfolio’s Systematic Withdrawal Plan (see "Redemption of Shares—Systematic Withdrawal Plan").

With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of an IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of written confirmation of the shareholder’s entitlement.

CHOOSING A SHARE CLASS

Description of Classes. The Portfolio has adopted a multiple class plan that allows it to offer one or more classes of shares. The Portfolio has three classes of shares – Class I shares, Class A shares and Class C shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below:

•	Class I shares are no-load shares that do not require that you pay a sales charge. If you purchase Class I shares of the Portfolio you will pay the NAV next determined after your order is received.

•	Class A shares are charged a front-end sales load. The Class A shares are also charged a 0.25% annual Rule 12b-1 distribution and servicing fee. Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1% applies to certain redemptions made within twelve months, following purchases of $1 million or more without an initial sales charge. The sales charge for Class A shares is 5.75% of the offering price. However, this sales charge may be reduced or waived as described in “Class A Shares Reduced Sales Charge Information.”

•	Class C shares are sold without an initial sales charge, however a CDSC of 1% will be imposed on most shares redeemed within one year after purchase. Certain shareholders may be eligible for CDSC waivers, as described in “CDSC Waivers”. The Class C shares are also charged a 1.00% annual Rule 12b-1 distribution and servicing fee.

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MORE ABOUT CLASS A SHARES

Class A shares of the Portfolio are retail shares that require that you pay a sales charge when you invest unless you qualify for a reduction or waiver of the sales charge. Class A shares are also subject to Rule 12b-1 fees (or distribution and service fees) described earlier of 0.25% annually of average daily net assets, which are assessed against the shares of the Portfolio.

If you purchase Class A shares of the Portfolio you will pay the public offering price (“POP”), which is the NAV next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown in the table below. The sales charge does not apply to shares purchased with reinvested dividends. The sales charge is calculated as follows:

CLASS A SHARES REDUCED SALES CHARGE INFORMATION

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information set forth below for specific eligibility requirements. You must notify your authorized Financial Intermediary or the Transfer Agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Portfolio’s shares or the Trust’s transfer agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your authorized financial representative or the transfer agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Portfolio or other Saratoga Funds held in all related accounts described below, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum.

You can qualify for a reduction of the sales charge by investing one lump sum in Class A shares of the Portfolio. You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident. See the discussions of “Right of Accumulation” and “Letter of Intent” below. If you are a U.S. resident and are investing more than $50,000, then you will pay a reduced sales charge. The following chart shows the sales charge you will pay based on the amount of your purchase. You can purchase Class A shares without any initial sales charge if you are a U.S. resident and invest $1 million or more in Class A shares.

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REDUCED SALES CHARGE FOR U.S. RESIDENTS

Amount of Purchase	Sales Charge as a Percentage of Offering Price [1]	Sales Charge as a Percentage of Net Investment (Net Asset Value)	Broker Reallowance as a Percentage of Offering Price [2]
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more[3,4]	None	None	None

1 Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

2 At the discretion of the Trust, however, the entire sales charge may at times be reallowed to dealers. The staff of the SEC has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.

3 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC, if they are redeemed within twelve months from the date of purchase. See “More About Class A Shares” above for further information.

4 The Manager may pay, monthly in 12 equal installments, certain commissions to brokers who initiate and are responsible for purchases by any single purchaser who is a resident of the United States as follows: for purchases of $1 million to $ 3 million, the Manager will pay 0.75%, plus 0.50% on any amounts over $3 million up to $50 million, and 0.25% on any amounts over $50 million.

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RIGHT OF ACCUMULATION

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares of any of the Trust’s portfolios as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

•	an individual;
•	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or
•	a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code (the “Code”), including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

LETTER OF INTENT

The letter of intent allows you to count all investments within a 13-month period in Class A shares of any of the Trust’s portfolios as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Portfolio from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. To determine the applicable sales charge reduction, you may also include (1) the cost of shares of a Trust’s portfolio which were previously purchased at a price including a front end sales charge during the 90-day period prior to the Distributor receiving the letter of intent, and (2) the historical cost of shares of other Trust portfolios you currently own acquired in exchange for shares of Trust portfolios purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Trust, its transfer agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

CLASS A SALES CHARGE WAIVERS

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•	Employees of broker-dealers or other financial institutions (including registered investment advisors and financial planners) having agreements with the Distributor or SCM (a “Selling Representative”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

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•	Employees of a bank, savings and loan, credit union or other financial institution that utilize a Selling Representative to clear purchases of the Trust’s shares and their immediate families.
•	Participants in certain “wrap-fee” programs, mutual fund platform programs, supermarket programs, or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor or SCM.

•	Clients of financial intermediaries that have entered into arrangements with the Distributor or SCM (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of Trust shares) providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

•	Institutional investors (which may include bank trust departments and registered investment advisors).
•	Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor or SCM.
•	Insurance company separate accounts, separate accounts used to fund certain unregistered variable annuity contracts, Section 403(b), 401(a) or 401(k) accounts, and college savings plans organized under Section 529 of the Code.

•	Employer-sponsored retirement or benefit plans with total plan assets of at least $1 million where the plan’s investments in the Trust are part of an omnibus account. A minimum initial investment of $1 million in the Trust is required. SCM in its sole discretion may waive these minimum dollar requirements.

•	Reinvestment of capital gains distributions and dividends.

CLASS A CONTINGENT DEFERRED SALES CHARGE

Class A shares may be redeemed on each business day without charge at NAV per share next determined, except in the case of investors who paid no initial sales charge because they invested $1 million or more, in which case the investor will pay a 1.00% Contingent Deferred Sales Charge (“CDSC”) on shares redeemed within one year after purchase. The CDSC is based upon the investor’s original purchase price.

PLAN OF DISTRIBUTION

The Portfolio has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”) with respect to the sale and distribution of Class A shares and Class C shares of the Portfolio. The Plan provides that the Portfolio will pay the Distributor or other entities, including the Manager and SCM, a fee, which is accrued daily and paid monthly, at the annual rate of 0.25% for Class A shares and 1.00% for Class C shares of the average net assets of each share class. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is

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currently characterized as a service fee as such term is defined under Rule 2830 of The Financial Industry Regulatory Authority (“FINRA”) Conduct Rules and it may be paid directly to the Manager, SCM or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The fee is treated by the Portfolio as an expense in the year it is accrued. Because the fee is paid out of the Portfolio’s assets on an ongoing basis, over time the fee may increase the costs of your investment and may cost you more than paying other types of service charges.

Additional amounts paid under the Plan are paid to the Distributor or other entities for services provided and the expenses borne by the Distributor and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Portfolio’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

FREQUENT PURCHASE AND REDEMPTIONS OF TRUST SHARES

“Market-timing” often times involves the frequent purchases and redemptions of shares of the Portfolio by shareholders, and “market-timing” may present risks for other shareholders of the Portfolio, which may include, among other things, dilution in the value of Portfolio shares held by long-term shareholders, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolio to hold excess levels of cash.

Short term trading strategies also present certain risks based on the Portfolio’s investment objective, strategies and policies. To the extent that the Portfolio invests substantially in foreign securities it is particularly susceptible to the risk that market timers may take advantage of time zone differences. The foreign securities in which the Portfolio invests may be traded on foreign markets that close well before the Portfolio calculates its NAV. This gives rise to the possibility that developments may have occurred in the interim that would effect the value of these securities. A market timer may seek to capitalize on these time zone differences by purchasing shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation, that are likely to result in higher prices in foreign markets the following day (“time zone arbitrage”). The market timer might redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). To the extent that the Portfolio invests in small capitalization securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds or municipal bonds, the Portfolio may be adversely affected by price arbitrage trading strategies.

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The Trust discourages frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Trust’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Trust does not accommodate frequent purchases and sales by Portfolio shareholders. Shareholders will be charged a redemption fee of 2% of the value of shares being redeemed, if shares are redeemed within 30 days of purchase. The Trust’s policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the “Summary of Trust Expenses,” “Purchase of Shares” and “Redemption of Shares” sections of this Prospectus. Except as described in these sections, the Trust’s policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. The Trust requires all intermediaries to enforce all of the Trust’s policies contained in this Prospectus and in the Trust’s Statement of Additional Information. Omnibus accounts intermediaries generally do not identify customers’ trading activity to the Trust on an individual basis. The ability of the Trust to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor frequent short-term trading within the Portfolio by the Financial Intermediary’s customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including terminating the relationship. There can be no assurance that the Trust will be able to eliminate all market-timing activities.

Certain patterns of past exchanges and/or purchase or redemption transactions involving the Portfolio may result in the Portfolio sending a warning letter, rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges. Determinations in this regard may be made based on, amongst other things, the frequency or dollar amount of the previous exchanges or purchase or redemption transactions.

REDEMPTION OF SHARES

Shares of the Portfolio may be redeemed on any day that the Portfolio calculates its NAV. Redemption requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the NAV per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the NAV next determined by the Trust. A redemption order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary authorized to accept redemption orders on behalf of the Trust. The Portfolio is required to transmit redemption proceeds for credit to the shareholder’s account within seven days after receipt of a redemption request. However, payments for redemptions of shares purchased by check will not be transmitted until the check clears.

Redemption requests may be given to a Financial Intermediary having a selling agreement with the Distributor. The Financial Intermediary is responsible for transmitting such redemption requests to the Trust’s Transfer Agent. Redemption requests also may be given directly to the Transfer Agent, if the shareholder purchased shares directly through the Transfer Agent. In order to be effective, certain redemption requests of a shareholder may require the submission of documents commonly required to assure the safety of a particular account.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

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Written Redemption Requests. To redeem shares by mail, send a written redemption request in proper form to:

via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

The post office’s receipt of a redemption request in the above P.O. Box is deemed to be receipt of the request by the Portfolio.

Redeeming by Telephone. The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Trust and instruct it to remove this privilege from your account. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-800-807-FUND (1-800-807-3863). The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Trust reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for any loss, damage, cost or expenses in acting on telephone instructions if they reasonably believe such telephone instructions to be genuine and you will be required to bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions. If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to the Transfer Agent to cover costs associated with the transfer but the Transfer Agent does not charge a fee when transferring redemption proceeds by electronic funds transfer. In addition, your bank may impose a charge for receiving wires.

When Redemptions are Sent. Once the Trust receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. If you purchase shares using a check and soon after request a redemption, your redemption request will not be processed until the check used for your purchase has cleared.

Good Order. Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

The request should be in writing indicating the number of shares or dollar amount to be redeemed;

The request must identify your account number;

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The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

If you request the redemption proceeds to be sent to a person, bank or an address other than that of record, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Medallion Signature Guarantee. Certain requests require a medallion signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Trust or Transfer Agent):

1. Re-registration of the account.
2. Changing bank wiring instructions on the account.
3. Name change on the account.
4. Setting up/changing systematic withdrawal plan to a secondary address.
5. Redemptions greater than $100,000.
6. Any redemption check that is being mailed to a different address than the address of record.
7. Your account registration has changed within the last 30 days.

You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

REDEMPTION FEE. You will be charged a redemption fee of 2% of the value of the shares being redeemed if you redeem your shares of the Portfolio within 30 days of purchase.  The redemption fee is paid directly to the Portfolio from which the redemption is made and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  The redemption fee will not apply to shares that are sold which have been acquired through the reinvestment of dividends or distributions paid by the Portfolio.

The following exchanges are exempt from the 2% redemption fee: (i) responses to the SaratogaSHARP® asset allocation program’s allocations and reallocations and fees charged to participants in connection thereto; (ii) exchanges executed pursuant to asset allocation and automatic rebalancing programs and fees charged to participants in connection thereto, provided that such allocations, reallocations and exchanges do not occur more frequently than monthly and the applicable dealer provides the Trust’s transfer agent with documents evidencing such; (iii) exchanges in employer sponsored retirement plans (e.g., 401(k) and profit sharing plans); and (iv) redemptions pursuant to systematic withdrawal plans.

Financial Intermediaries of omnibus accounts generally do not identify customers’ trading activity to the Trust on an individual basis. Therefore, the ability to monitor redemptions made by the underlying shareholders in omnibus accounts is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor redemptions within the Portfolio by the Financial Intermediary’s customers and to collect the Portfolio’s redemption fee from their customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including termination of the relationship.

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SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the “Withdrawal Plan”) is available for shareholders. Any portfolio from which redemptions will be made pursuant to the Plan will be referred to as a “SWP Portfolio.” The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Portfolio’s shares, on an annualized basis. A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. The Withdrawal Plan may be terminated or revised at any time by the Portfolio.

Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Shareholders should contact their dealer representative or the Trust for further information about the Withdrawal Plan.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Portfolio in the same Class from which such shares were redeemed or repurchased, at NAV next determined after a reinstatement request (made in writing to and approved by SCM), together with the proceeds, is received by the Transfer Agent.

INVOLUNTARY REDEMPTIONS. If the Portfolio is the only holding of a shareholder in the Trust, then due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $1,000 or less as a result of redemptions, but not as a result of a fluctuation in the Portfolio’s NAV after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor’s cost of the investment or may result in the realization of taxable capital gains.

REDEMPTION–IN-KIND. If the Board of Trustees determines that it would be detrimental to the best interests of the Portfolio’s shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio’s net assets by a distribution-in-kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions-in-kind of portfolio securities will be subject to market risks on the securities received, and may incur brokerage commissions when subsequently disposing of those securities.

EXCHANGE PRIVILEGE. Shares of the Portfolio may be exchanged without payment of any exchange fee for shares of another portfolio of the Trust of the same Class at their respective NAVs. Please refer to the Trust’s Prospectus for the other portfolios with respect to the fees and expenses of investing in shares of the Trust’s other portfolios. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

There are special considerations when you exchange Portfolio shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of the Portfolio or a Saratoga Fund that does not charge a CDSC will not be counted. Thus, in effect the “holding period” for purposes of

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calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC. In addition, shares that are exchanged into or from the Portfolio or a Saratoga Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into the Portfolio or a Saratoga Fund with a lower CDSC rate.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

SCM reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust’s Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this Prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND DISTRIBUTIONS. The Portfolio intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Portfolio generally pays no federal income tax on the income and gains it distributes to you. The Portfolio declares and pays dividends from net investment income, if any, annually. Distributions of net realized long-term and short-term capital gains, if any, earned by the Portfolio will be made annually. The Portfolio may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio. The amount of any distribution will vary, and there is no guarantee the Portfolio will pay either an income dividend or a capital gains distribution. Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by the Portfolio to a shareholder will be automatically reinvested (at current NAV) in additional shares of the Portfolio (which will be deposited in the shareholder’s account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Shares acquired by dividend and distribution reinvestment will not be subject to any CDSC and will be eligible for conversion on a pro rata basis.

ANNUAL STATEMENTS. You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous calendar year, if any. The statement provides information on your dividends and capital gains for tax purposes. If any dividends are declared in October, November or December to shareholders of record in such months and paid in January of the following year, then such amounts will be treated for tax purposes as received by the shareholders on December 31 of the prior year. The Portfolio may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Portfolio makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Portfolio will send you a corrected Form 1099-DIV to reflect reclassified information.

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AVOID “BUYING A DIVIDEND.” At the time you purchase your Portfolio shares, a Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Portfolio. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. For example, if you buy shares in the Portfolio shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. This is known as “buying a dividend.”

TAX CONSEQUENCES

The following tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust. Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another portfolio.

TAXES ON DISTRIBUTIONS. In general, if you are a taxable investor, Portfolio distributions are taxable to you as ordinary income, capital gains or some combination of both, whether you take them in cash or reinvest them in Portfolio shares. The Portfolio’s investment techniques, including use of covered call options, short-term trading strategies, and high portfolio turnover rate, may result in more of the Portfolio’s income dividends and capital gains distributions being taxable to you at ordinary income tax rates than it would if it did not engage in such techniques.

For federal income tax purposes, any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust. A portion of the ordinary income dividends received by individuals may be taxed at the same rate as long-term capital gains if certain holding period and other requirements are satisfied. However, dividends paid to shareholders from the Portfolio’s investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income. Further, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses. A portion of the ordinary income dividends received by corporations may be eligible for the corporate dividends received deduction if certain holding period and other requirements are satisfied. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

A portion of the Portfolio’s distributions is expected to be treated as a return of capital for tax purposes. For example, because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn the Portfolio, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Additionally, cash distributions made by the MLPs in which the Portfolio invests are expected to exceed the Portfolio’s allocable share of the income of such MLPs on a current basis as a result of depreciation and other deductions applicable to such MLPs. This can result in a portion of distributions paid by the Portfolio derived from such MLP investments being treated as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Portfolio shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.

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TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal income tax and may result in a taxable gain or loss to you. Your exchange of Portfolio shares for shares of another portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

If a shareholder realizes a loss on the redemption or exchange of the Portfolio’s shares and reinvests in that portfolio’s shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the “wash sale” rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

MEDICARE TAX. For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

BACK-UP WITHHOLDING. By law, each Portfolio must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security number or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Portfolio also must withhold if the IRS instructs it to do so. When withholding is required, the amount is currently 28% of your taxable distributions or redemption proceeds.

OTHER. Portfolio distributions and gains from the sale or exchange of your Portfolio shares also may be subject to state and local taxes. If more than 50% of the Portfolio’s assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to generally take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio (subject to various limitations). In such a case shareholders would also need to include such foreign taxes in income. The Portfolio may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Portfolio realizes excess inclusion income in excess of certain threshold amounts.

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Portfolio from long-term capital gains, if any, and, with respect to taxable years of the Portfolio that begin before January 1, 2014 (or a later date if extended by the U.S. Congress), interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding if you fail to properly certify that you are not a U.S. person.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Portfolio after June 30,

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2014, and (b) certain capital gain distributions and the proceeds arising from the sale of Portfolio shares paid by the Portfolio after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Portfolio may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Portfolio fails to provide the Portfolio with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Tax Consequences” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Portfolio.

ADDITIONAL INFORMATION

The Manager, SCM and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Portfolio) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Portfolio’s shares. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with incentive to favor sales of the shares of the Portfolio over other investment options. Any such payments will not change the NAV of the price of the Portfolio’s shares.

In addition, the Portfolio or its distributor may also make payments to financial intermediaries for certain administrative services, including record keeping, sub-accounting and sub-transfer agency of shareholder accounts pursuant to an administrative services agreement with the Portfolio and/or its agents. The fees payable by the Portfolio under this category of services are subject to certain limitations approved by the Board and, to the extent paid, will increase expenses of the Portfolio. These expenses are not separately identified in the fee table under the section titled “Fees and Expenses of the Portfolio” but rather are included within “Other Expenses” in the fee table.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio’s financial performance of Class I, Class A and Class C shares for the period September 29, 2014 (inception of the Portfolio) through the fiscal year ended August 31, 2015, which has been audited by Tait, Weller & Baker LLP, whose report, along with the Portfolio’s financial statements are included in the Portfolio’s August 31, 2015 annual report, which is available upon request. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

[financial highlights to be inserted here]
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Privacy Policy Notice for The Saratoga Advantage Trust

Rev. July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons The Saratoga Advantage Trust (“the Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?		Call 1-800-807-FUND

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Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my	To protect your personal information from unauthorized access
personal information?	and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.
How does The Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for non-affiliates to market to you

•

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include financial companies such as Saratoga Capital Management.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Trust does not jointly market.

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JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO

CLASS I SHARES (Ticker: JAIMX)

CLASS A SHARES (Ticker: JAAMX)
CLASS C SHARES (Ticker: JACMX)

PROSPECTUS

Additional information about the Portfolio’s investments will be available in the Trust’s Annual and Semi-Annual Reports to Shareholders. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Trust’s Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Annual Report, the Semi-Annual Report or the Statement of Additional Information, to request other information about the Trust, or to make shareholder inquiries, please call: 1-(800) 807- FUND.

You also may obtain information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, by calling your financial advisor or by visiting our Internet site at: www.saratogacap.com

Information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the Reference Room’s operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

The Trust’s Investment Company Act file number is 811-08542.

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THE SARATOGA ADVANTAGE TRUST

STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 31, 2015

Income Portfolios:	Alternative Investment Strategies Portfolios:

U.S. Government Money Market Portfolio
Investment Quality Bond Portfolio
Municipal Bond Portfolio

Equity Portfolios:

Large Capitalization Value Portfolio
Large Capitalization Growth Portfolio
Mid Capitalization Portfolio
Small Capitalization Portfolio
International Equity Portfolio
Health & Biotechnology Portfolio
Technology & Communications Portfolio
Financial Services Portfolio
Energy & Basic Materials Portfolio

James Alpha Global Enhanced Real Return Portfolio

James Alpha Global Real Estate Investments Portfolio

James Alpha Multi Strategy Alternative Income Portfolio

James Alpha Managed Risk Domestic Equity Portfolio

James Alpha Managed Risk Emerging Markets Equity Portfolio

James Alpha Family Office Portfolio

(each a “Portfolio” and collectively the “Portfolios”)

This STATEMENT OF ADDITIONAL INFORMATION (“SAI”) is not a PROSPECTUS. Investors should understand that this SAI should be read in conjunction with the Saratoga Advantage Trust’s (the “Trust”) Class I PROSPECTUS, Class A PROSPECTUS and Class C PROSPECTUS, each dated December 31, 2015, with respect to the U.S. Government Money Market, Investment Quality Bond, Municipal Bond, Large Capitalization Value, Large Capitalization Growth, Mid Capitalization, Small Capitalization, International Equity, Health & Biotechnology, Technology & Communications, Financial Services and Energy & Basic Materials Portfolios (collectively, the “Initial Portfolios”); with the Trust’s Class I, Class A and Class C PROSPECTUS dated December 31, 2015 with respect to the James Alpha Global Enhanced Real Return Portfolio (the “James Alpha Real Return Portfolio”); with the Trust’s Class I, Class A and Class C PROSPECTUS dated December 31, 2015 with respect to the James Alpha Global Real Estate Investments Portfolio (the “James Alpha Global Real Estate Portfolio”); with the Trust’s Class I, Class A and Class C PROSPECTUS dated December 31, 2015 with respect to the James Alpha Multi Strategy Alternative Income Portfolio (the “James Alpha Multi Strategy Portfolio”); with the Trust’s Class I, Class A and Class C PROSPECTUS dated December 31, 2015 with respect to the James Alpha Managed Risk Domestic Equity Portfolio; with the Trust’s Class I, Class A and Class C PROSPECTUS dated December 31, 2015 with respect to the James Alpha Managed Risk Emerging Markets Equity Portfolio; and with the Trust’s Class I, Class A and Class C PROSPECTUS dated June 24, 2015 with respect to the James Alpha Family Office Portfolio. The James Alpha Managed Risk Domestic Equity Portfolio and the James Alpha Managed Risk Emerging Markets Equity Portfolio commenced operations on August 3, 2015 and the James Alpha Family Office Portfolio commenced operations on [ ]. A copy of each PROSPECTUS may be obtained by written request to Saratoga Capital Management, LLC at the address or phone listed below.

The Trust’s audited financial statements for the fiscal year ended August 31, 2015, including notes thereto and the report of Tait, Weller & Baker LLP, are herein incorporated by reference from the Trust’s annual report.

To obtain copies of any of the Trust’s Prospectuses and/or Annual or Semi-Annual Shareholder Reports free of charge, please write Saratoga Capital Management, LLC, 1616 N. Litchfield Rd., Suite 165, Goodyear, Arizona 85395-1279 or call toll free at 1-800-807-FUND (1-800-807-3863).

TABLE OF CONTENTS PAGE

FUND HISTORY	1
INVESTMENT OF THE TRUST’S ASSETS AND RELATED RISKS	1
INVESTMENT RESTRICTIONS	34
PORTFOLIO HOLDINGS DISCLOSURE	39
PRINCIPAL HOLDERS OF SECURITIES AND CONTROL PERSONS OF THE PORTFOLIOS	40
TRUSTEES AND OFFICERS	47
MANAGEMENT AND OTHER SERVICES	54
DETERMINATION OF NET ASSET VALUE	88
CERTAIN TAX CONSIDERATIONS	92
ADDITIONAL INFORMATION	109
FINANCIAL STATEMENTS	111
APPENDIX A – Ratings	112
APPENDIX B – Proxy voting policies and procedures	117

FUND HISTORY

The Trust was organized as an unincorporated business trust under the laws of Delaware on April 8, 1994 and is a trust fund commonly known as a “business trust.” The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Initial Portfolios are advised by investment advisers, also referred to herein as Advisers, managed and supervised by Saratoga Capital Management, LLC (“Saratoga”). The James Alpha Real Return Portfolio is managed by Armored Wolf, LLC (“Armored Wolf”) and supervised by Saratoga. The James Alpha Global Real Estate Portfolio is managed by Ascent Investment Advisors, LLC (“Ascent”) and supervised by Saratoga. The James Alpha Multi Strategy Portfolio is advised by investment advisers, also referred to herein as Sub-Advisers, managed by James Alpha Management, LLC (“James Alpha Management”) and supervised by Saratoga. The James Alpha Managed Risk Domestic Equity Portfolio and James Alpha Managed Risk Emerging Markets Equity Portfolio are advised by EAB Investment Group, LLC (“EAB”), managed by James Alpha Management, and supervised by Saratoga Capital Management, LLC (“Saratoga”). The James Alpha Family Office Portfolio is managed by James Alpha Management and supervised by Saratoga.

Saratoga, with respect to the Initial Portfolios, Armored Wolf, with respect to the James Alpha Real Return Portfolio, Ascent, with respect to the James Alpha Global Real Estate Portfolio, and James Alpha Management with respect to the James Alpha Multi Strategy Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio and the James Alpha Family Office Portfolio may be referred to herein together as the “Managers” or individually, a “Manager.”

The James Alpha Real Return Portfolio may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) to gain exposure to the commodity markets. The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at c/o dms Corporate Services Ltd, 20 Genesis Close, dms House, Second floor, PO Box 1344, Georgetown, Grand Cayman, KY1-1108, Cayman Islands.

The James Alpha Family Office Fund may, in the future, invest up to 25% of its total assets in a wholly owned and controlled Cayman Islands subsidiary to gain exposure to the commodity markets.

INVESTMENT OF THE TRUST’S ASSETS AND RELATED RISKS

The James Alpha Managed Risk Domestic Equity Portfolio and the James Alpha Managed Risk Emerging Markets Equity Portfolio are non-diversified funds within the meaning of the 1940 Act and, as such, such Portfolios' investments are not required to meet certain diversification requirements under the federal securities laws. Compared with "diversified" funds or portfolios, each such Portfolio may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, the Portfolio's assets may be focused in fewer securities than other funds. A decline in the value of those investments would cause the Portfolio's overall value to decline to a greater degree. The other Portfolios discussed in this SAI are diversified funds within the meaning of the 1940 Act.

1

The investment objective and policies of each Portfolio are described in the PROSPECTUSES. A further description of each Portfolio’s investments and investment methods appears below. Principal investments of each Portfolio are described in each PROSPECTUS.

Recent Market Events. U.S. and international markets have been experiencing dramatic volatility. As a result, the securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, and increased likelihood of default and valuation difficulties. Accordingly, the risks of investing in the following securities in which certain Portfolios may invest have increased.

Equity Securities. An equity security (such as a stock, partnership interest or other beneficial interest in an issuer) represents a proportionate share of the ownership of a company. Its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

The risks of investing in companies in general include business failure and reliance on erroneous reports. To the extent a Portfolio is invested in the equity securities of small- or medium-size companies, it will be exposed to the risks of smaller sized companies. Small- and medium-size companies, directly or indirectly, often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines or services, markets or financial resources, or are dependent on a small management group. In addition, because these securities are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Portfolio. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Portfolio’s holdings.

CONVERTIBLE SECURITIES. Certain Portfolios may invest in fixed-income securities, which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

2

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Portfolios at varying price levels above their investment values and/or their conversion values in keeping with the Portfolios’ objectives.

WARRANTS. Certain Portfolios may invest in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Portfolio’s entire investment therein).

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Other Investment Companies. Certain Portfolios may invest up to 100% of their net assets in shares of affiliated and unaffiliated investment companies, including money market mutual funds, other mutual funds or exchange-traded funds (“ETFs”). A Portfolio’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. A Portfolio limits its investments in securities issued by other investment companies in accordance with the 1940 Act or with certain terms and conditions of applicable exemptive orders issued by the U.S. Securities and Exchange Commission (“SEC”) and approved by the Board of Trustees. Section 12(d)(1) of the 1940 Act precludes a Portfolio from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Portfolio; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Portfolio. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Portfolio if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Portfolio and all affiliated persons of the Portfolio; and (ii) the Portfolio has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%. SEC Rule 12d1-3 under the 1940 Act provides, however, that a Portfolio may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1 1/2 % provided the sales load and any service fee charged does not exceed limits set forth in applicable Financial Industry Regulatory Authority, Inc. (“FINRA”) rules.

If a Portfolio invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Portfolio exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Portfolio, the

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Portfolio will either seek instruction from the Portfolio’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Portfolio in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by a Portfolio pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. In addition to the advisory and operational fees the Portfolio bears directly in connection with its own operation, the Portfolio also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.

Other rules under the 1940 Act and SEC exemptive orders on which the Portfolios may rely further relax the limits of Section 12(d)(1) of the 1940 Act.

Exchange-Traded Funds. An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of securities in a single security. Investments in ETFs are subject to a variety of risks, including risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF's operating expenses and transaction costs.

Although index mutual funds are similar to index-based ETFs, they are generally sold and redeemed only once per day at market close. The ETFs in which a Portfolio invests may be subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which a Portfolio invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted if (i) the listing exchange deems such action appropriate, (ii) the shares are de-listed from the exchange, or (iii) upon the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) that halt stock trading generally.

ETFs typically incur fees that are separate from those fees incurred directly by a Portfolio. Therefore, as a shareholder in an ETF (as with other investment companies), a Portfolio would bear its ratable share of that entity's expenses. At the same time, a Portfolio would continue to pay its own investment management fees and other expenses. As a result, a Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

EXCHANGE-TRADED NOTES. Certain Portfolios may invest in exchange-traded notes. Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus

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applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Portfolio invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A decision to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

HEDGE FUNDS. The James Alpha Family Office Portfolio may invest directly or indirectly in private investment funds, or “hedge funds,” which pursue alternative investment strategies. A hedge fund may utilize special investment instruments and techniques to “hedge” the fund’s portfolio against various risks, such as interest rate changes or other factors that affect security values, or for non-hedging purposes to pursue the hedge fund’s investment objective. Certain of the special investment instruments and techniques that a hedge fund may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions. Because of the speculative nature of a hedge fund’s investments and trading strategies, the Portfolio may suffer a significant or complete loss of its invested capital in one or more hedge funds. In addition, interests in a hedge fund are not generally registered under the 1933 Act and the transferability or withdrawal of such interests is substantially restricted.

PRIVATE EQUITY FUNDS. The James Alpha Family Office Portfolio may invest directly or indirectly in private equity funds. A private equity fund generally invests in non-public companies that the fund’s manager believes will experience significant growth over a certain time period. There are inherent risks in investing in private equity funds, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately-held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. Investments in private equity funds, once made, typically may not be redeemed for several years, though they may be sold to other investors under certain circumstances.

In addition to the risks associated with the Portfolio’s direct investments, the Portfolio is also subject to the underlying risks which affect the private equity funds in which the Portfolio invests. Private equity funds may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a fund experiences the

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need to write down the value of an investment. Furthermore, private equity funds are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, valuation risk, credit risk, managed portfolio risk and derivatives risk.

ADJUSTABLE RATE SECURITIES. Certain Portfolios may invest in adjustable rate securities (i.e., variable rate and floating rate instruments), which are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 397 days or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features, which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 397 days or less, or (2) at specified intervals, not exceeding 397 days, and upon 30 days’ notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, if final maturity exceeds 397 days or the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand if final maturity is within 397 days.

Floating rate instruments have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate instruments is ordinarily determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit or an index of short-term interest rates. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

ZERO-COUPON SECURITIES. Certain Portfolios may invest in zero-coupon securities which make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause a Portfolio to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

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BELOW INVESTMENT GRADE DEBT SECURITIES. Certain Portfolios may invest in debt securities that are rated below “investment grade” by Standard and Poor’s Corporation (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) or, if unrated, are deemed by the Advisers or Managers to be of comparable quality. Securities rated less than Baa by Moody’s or BBB by S&P are classified as below investment grade securities and are commonly referred to as “junk bonds” or high yield, high risk securities. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, C is regarded by S&P and Moody’s, respectively, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. For Moody’s, Ba indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody’s or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Excerpts from S&P’s, Moody’s, and Fitch descriptions of their bond ratings are contained in Appendix A to this SAI.

Ratings of debt securities represent the rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Advisers or Managers continuously monitor the issuers of high yield bonds to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments. The achievement of a Portfolio’s investment objective may be more dependent on an Adviser’s or Manager’s own credit analysis than might be the case for a fund which invests in higher quality bonds. A Portfolio may retain a security whose rating has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Lower quality debt securities frequently have call or buy-back features, which would permit an issuer to call or repurchase the security from a Portfolio. In addition, a Portfolio may have difficulty disposing

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of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and each Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio’s holdings. A Portfolio may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Portfolios may invest include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions and (iii) the likely adverse impact of a major economic recession. A Portfolio may also incur additional expenses to the extent the Portfolio is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Portfolio may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government’s willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements. The Advisers or Managers attempt o minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Portfolio and consider their ability to assume the investment risks involved before making an investment. Certain Portfolios may also invest in unrated debt securities. Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds. An Adviser or Manager will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security.

INFLATION-INDEXED BONDS. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Department of the Treasury (the “Treasury”) and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the consumer price index (“CPI”) accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation related bonds may or may not provide a similar guarantee. If a guarantee of

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principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

CERTIFICATES OF DEPOSIT AND BANKERS’ ACCEPTANCES. Certain Portfolios may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COLLATERALIZED MORTGAGE OBLIGATIONS. Certain Portfolios may invest in collateralized mortgage obligations (“CMOs”), which are mortgage-backed securities (“MBS”) that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other MBS. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.

CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as "tranches," with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.

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Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular CMO may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third-party guarantees is insufficient to make payments, the Portfolio could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.

Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies and instrumentalities or any other person or entity. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow. Yields on privately issued CMOs have been historically higher than the yields on CMOs backed by mortgages guaranteed by U.S. government agencies and instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. Government has not guaranteed them.

New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS.

CMOs may include real estate investment conduits ("REMICs"). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invests in certain mortgages principally secured by interests in real property.

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COMMERCIAL PAPER. The Portfolios may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

INFORMATION ON TIME DEPOSITS AND VARIABLE RATE NOTES. The Portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits, which are subject to withdrawal penalties, other than overnight deposits, are subject to the 15% (5% with respect to the U.S. Government Money Market Portfolio) limit on illiquid investments for each Portfolio.

The commercial paper obligations, which the Portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Portfolio as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. A Portfolio has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Portfolio and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectuses, there is no limitation on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, a Portfolio’s Adviser or Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Portfolio’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

ILLIQUID OR RESTRICTED SECURITIES. The Portfolios may invest in illiquid or restricted securities in accordance with the investment restrictions described under “Investment Restrictions.” Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Trust. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% (5% with respect to the U.S. Government Money Market Portfolio) of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity. Such steps may include refraining from purchasing illiquid securities or selling or exchanging a portion of the illiquid securities for more liquid securities.

UNREGISTERED SECURITIES. Notwithstanding the above, the Portfolios each may purchase securities, which are not registered under the 1933 Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers to trade in privately placed securities even though

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such securities are not registered under the 1933 Act. Each Adviser or Manager, under the supervision of the Board of Trustees of the Trust, acting under guidelines approved and monitored by the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Portfolio’s restriction of investing no more than 15% (5% with respect to the U.S. Government Money Market Portfolio) of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser or Manager will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser or Manager could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, a Portfolio’s holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% (5% with respect to the U.S. Government Money Market Portfolio) of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Portfolio’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

INSURED BANK OBLIGATIONS. The Portfolios may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”). A Portfolio may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the 15% (5% with respect to the U.S. Government Money Market Portfolio) limit for illiquid investments set forth in the section “Illiquid or Restricted Securities” above unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Borrowing. The Portfolios may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in a Portfolio’s net asset value and on the Portfolio’s investments. Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for a Portfolio. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Portfolio will have to pay, the Portfolio’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Portfolio will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

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A Portfolio may also borrow funds to meet redemptions or for emergency purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires each Portfolio to maintain continuous asset coverage of not less than 300% with respect to all borrowings. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Portfolio may be required to dispose of some of its portfolio holdings within three days in order to reduce the Portfolio’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time. For tax purposes, the James Alpha Real Return Portfolio seeks to gain commodity exposure primarily through an investment in a wholly-owned subsidiary organized in the Cayman Islands (the “Subsidiary”). With respect to the James Alpha Real Return Portfolio, the Subsidiary will comply with the above asset coverage requirements to the same extent as the Portfolio itself. For tax purposes, the James Alpha Family Office Portfolio may, in the future, seek to gain commodity exposure primarily through an investment in a Cayman subsidiary. With respect to the James Alpha Family Office Portfolio, the Cayman subsidiary will comply with the above asset coverage requirements to the same extent as the Portfolio itself.

A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

Borrowing by a Portfolio creates an opportunity for increased net income, but at the same time, creates special risk considerations. For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio.

LENDING PORTFOLIO SECURITIES. To generate income for the purpose of helping to meet its operating expenses, each Portfolio other than the U.S. Government Money Market Portfolio may lend securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of a Portfolio’s assets taken at value. A Portfolio’s loans of securities will be collateralized by cash, letters of credit or U.S. government securities. The cash or instruments collateralizing a Portfolio’s loans of securities will be maintained at all times in a segregated account with the Portfolio’s custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, a Portfolio is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially. The Trust’s custodian bank (the “Custodian”) arranges for each Portfolio’s securities loans and manages collateral received in connection with these loans. The Portfolios bear the entire risk of loss with respect to reinvested collateral. A portion of the profits generated from lending portfolio securities is paid to the Fund's collateral reinvestment agent. Any costs of lending are not included in the Portfolios’ fee tables contained in the Prospectuses. A Portfolio is obligated to recall loaned securities so that they may exercise voting rights on loaned securities according to the Portfolio’s proxy voting policies if the Portfolio has knowledge that a vote concerning a material event regarding the securities will occur.

WHEN-ISSUED SECURITIES. The Portfolios may take advantage of offerings of eligible portfolio securities on a “when-issued” basis, i.e., delivery of and payment for such securities take place sometime after the transaction date on terms established on such date. Normally, settlement on U.S. government securities takes place within ten days. A Portfolio only will make when-issued commitments on eligible securities with the intention of actually acquiring the

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securities. If a Portfolio chooses to dispose of the right to acquire a when-issued security (prior to its acquisition), it could, as with the disposition of any other Portfolio obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% (5% in the case of the U.S. Government Money Market Portfolio) of the net assets of a Portfolio would be so committed. This type of transaction may give rise to a form of leverage. To mitigate leveraging risk, a Portfolio will earmark liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leveraging may cause a portfolio to be more volatile than if a Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

HEDGING. Certain Portfolios may use certain Hedging Instruments. To engage in short hedging, a Portfolio would, for example, (i) sell financial futures; (ii) purchase puts on such futures or on individual securities held by it (“Portfolio securities”) or securities indexes; or (iii) write calls on Portfolio securities or on financial futures or securities indexes. To engage in long hedging, a Portfolio would, for example, (i) purchase financial futures, or (ii) purchase calls or write puts on such futures or on Portfolio securities or securities indexes.

Additional information about the Hedging Instruments that a Portfolio may use is provided below.

FINANCIAL FUTURES. No price is paid or received upon the purchase of a financial future. Upon entering into a futures transaction, a Portfolio will be required to deposit an initial margin payment equal to a specified percentage of the contract value. Initial margin payments will be deposited with the futures commission merchant. As the future is marked to market to reflect changes in its market value, subsequent payments, called variation margin, will be made to or from the futures commission merchant on a daily basis. Prior to expiration of the future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash may be required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. Although certain financial futures by their terms call for the actual delivery or acquisition of the specified debt security, in most cases the obligation is fulfilled by closing the position or entering into an offsetting position. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

A Portfolio may elect to close out some or all of its futures positions at any time prior to their expiration. The Portfolio might do so to reduce exposure represented by long futures positions or short futures positions. The Portfolio may close out its positions by taking opposite positions, which would operate to terminate its position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Portfolio, and the Portfolio would realize a loss or a gain. Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although each Portfolio intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Portfolio would continue to

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hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, negatively correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Common types of futures contracts include:

Commodity Futures. A commodity futures contract is an exchange-traded contract to buy or sell a particular commodity at a specified price at some time in the future. Commodity futures contracts are highly volatile; therefore, the prices of fund shares may be subject to greater volatility to the extent it invests in commodity futures.

Currency Futures: A currency futures contract is a standardized, exchange-traded contract to buy or sell a particular currency at a specified price at a future date (commonly three months or more). Currency futures contracts may be highly volatile and thus result in substantial gains or losses to a Portfolio.

Index Futures: A stock index futures contract is an exchange-traded contract that provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the date specified in the contract and the price agreed upon in the futures contract. No physical delivery of stocks comprising the index is made.

Interest Rate Futures : An interest-rate futures contract is an exchange-traded contact in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures and Eurodollar futures contracts. The specified security for U.S. Treasury futures is a U.S. Treasury security. The specified rate for Eurodollar futures is the London Interbank Offered Rate (“LIBOR”) which is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market.

Security Futures: A security futures contract is an exchange-traded contract to purchase or sell, in the future, a specified quantity of a security (other than a Treasury security, or a narrow-based securities index) at a certain price.

PUTS AND CALLS. When a Portfolio writes an American call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually not more than nine months), or, if a European call, upon the option expiration date, at a fixed exercise price (which may differ from the market price of the underlying securities) regardless of market price changes during the call period. If the call is exercised, the Portfolio forgoes any possible profit from an increase in market price over the exercise price. A Portfolio may, in the case of listed options, purchase calls in “closing purchase transactions” to terminate a call obligation. A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call written is more or less than the price of the call subsequently purchased. A profit may be realized if the call lapses unexercised, because the Portfolio retains the underlying security and the premium received. With respect to certain listed options, sixty percent of any such profits are considered long-term gains and forty percent are considered short-term gains for federal tax purposes. If, due to a lack of a market, a

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Portfolio could not effect a closing purchase transaction, it would have to hold the callable securities until the call lapsed or was exercised. A Portfolio’s Custodian, or a securities depository acting for the Custodian, will act as the Portfolio’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”) in connection with listed calls, as to the securities on which the Portfolio has written calls, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Portfolio’s entering into a closing purchase transaction.

When a Portfolio purchases an American call option (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period (or on a certain date for European call options) at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the call price plus the transaction costs and the premium paid for the call and the call is exercised or sold. If a call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Portfolio will lose its premium payment and the right to purchase the underlying investment.

With over-the-counter (“OTC”) options, such variables as expiration date, exercise price and premium will be agreed upon between the Portfolio and the transaction dealer, without the intermediation of a third party such as the OCC. If a transacting dealer fails to make delivery on the U.S. government securities underlying an option it has written, in accordance with the terms of that option as written a Portfolio could lose the premium paid for the option as well as any anticipated benefit of the transaction. In the event that any OTC option transaction is not subject to a forward price at which the Portfolio has the absolute right to repurchase the OTC option which it has sold, the value of the OTC option purchased and of the Portfolio assets used to “cover” the OTC option will be considered “illiquid securities” and will be subject to the Portfolio’s limit on illiquid securities. The “formula” on which the forward price will be based may vary among contracts with different primary dealers, but it will be based on a multiple of the premium received by the Portfolio for writing the option plus the amount, if any, of the option’s intrinsic value, i.e., current market value of the underlying securities minus the option’s strike price.

An American put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period (or on a certain date for European call options). The investment characteristics of writing a put covered by earmarked liquid assets equal to the exercise price of the put are similar to those of writing a covered call. The premium paid on a put written by a Portfolio represents a profit, as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Portfolio (as writer) realizes a gain in the amount of the premium. If the put is exercised, the Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Portfolio may incur a loss upon disposition, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

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When writing put options, to secure its obligation to pay for the underlying security, a Portfolio will (1) direct the Custodian to earmark liquid assets with a value equal to at least the exercise price of the option, (2) own an offsetting (“covered”) position in securities or other option, or 3) some combination of earmarking liquid assets and owning an offsetting position. To the extent the Portfolio secures its obligation by earmarking liquid assets, the Portfolio forgoes the opportunity of trading the earmarked assets or writing calls against those assets. As long as the Portfolio’s obligation as a put writer of an American put continues, the Portfolio may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Portfolio to purchase the underlying security at the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security for an American put option, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon the earlier of the expiration of the put, or the consummation by the Portfolio of a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put to it. Furthermore, effecting such a closing purchase transaction will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment at a fixed exercise price to a seller of a corresponding put on the same investment during the put period if it is an American put option (or on a certain date if it is a European put option). Buying a put on securities or futures held by it permits a Portfolio to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. In the event of a decline in the market, the Portfolio could exercise, or sell the put option at a profit that would offset some or all of its loss on the Portfolio securities. If the market price of the underlying investment is above the exercise price and as a result, the put is not exercised, the put will become worthless at its expiration date and the purchasing Portfolio will lose the premium paid and the right to sell the underlying securities; the put may, however, be sold prior to expiration (whether or not at a profit). Purchasing a put on futures or securities not held by it permits a Portfolio to protect its Portfolio securities against a decline in the market to the extent that the prices of the future or securities underlying the put move in a similar pattern to the prices of the securities in the Portfolio.

An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio’s option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by a Portfolio may cause the Portfolio to sell from its Portfolio securities to cover the call, thus increasing its turnover rate in a manner beyond the Portfolio’s control. The exercise of puts on securities or futures will increase portfolio turnover. Although such exercise is within the Portfolio’s control, holding a put might cause a Portfolio to sell the underlying investment for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission every time it purchases or sells

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a put or a call or purchases or sells a related investment in connection with the exercise of a put or a call.

The Staff of the SEC has taken the position that purchased dealer options (OTC) and the assets used to secure written dealer options are illiquid securities. A Portfolio may treat the cover used for written OTC options as liquid if the dealer agrees that the Portfolio may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Portfolio will treat OTC options as subject to the Portfolio’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Portfolio will change its treatment of such instrument accordingly.

REGULATORY ASPECTS OF HEDGING INSTRUMENTS. Transactions in options by a Portfolio are subject to limitations established (and changed from time to time) by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or on different exchanges, or are held in one or more accounts, or through one or more different exchanges, or through one or more brokers. Thus, the number of options which a Portfolio may write or hold may be affected by options written or held by other investment companies and discretionary accounts of the Portfolio’s Adviser or sub-adviser, including other investment companies having the same or an affiliated investment adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Due to requirements under the 1940 Act, when a Portfolio sells a cash-settled future, it will segregate on its books, cash or readily marketable short-term (maturing in one year or less) debt instruments in an amount equal to the market value of such future, less the margin deposit applicable to it. When a Portfolio sells a physically settled future, it will segregate such debt instruments in an amount equal to the notional value of such future, less the margin deposit applicable to it.

COMMODITY EXCHANGE ACT (“CEA”) EXCLUSION. The Trust, with respect to the Portfolios other than the James Alpha Real Return Portfolio, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the CEA, as amended, and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to the Portfolios’ operations. In February 2012, the CFTC adopted certain regulatory changes that will impact the James Alpha Real Return Portfolio by subjecting its Adviser to registration and regulation with the CFTC as a commodity pool operator (“CPO”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations have begun to apply with respect to the James Alpha Real Return Portfolio. Compliance with the CFTC’s on-going regulatory compliance requirements could increase this Portfolio’s expenses, adversely affecting its total return.

POSSIBLE RISK FACTORS IN HEDGING. In addition to the risks with respect to futures and options discussed in the Prospectuses and above, there is a risk in selling futures that the prices of futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of a Portfolio’s securities. The ordinary spreads between prices in the cash and future markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than

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meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

When a Portfolio uses appropriate instruments, which are used to hedge the Portfolio’s positions (“Hedging Instruments”), to establish a position in the market as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures or on a particular security, it is possible that the market may decline. If the Portfolio then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, it will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the securities purchased.

Transactions in Hedging Instruments may also result in certain federal income tax consequences described below under the heading “Certain Tax Considerations.”

Swap Agreements. Certain Portfolios may enter into swap agreements for purposes of attempting to gain exposure to equity or debt securities, interest rates, currencies, commodities or other investments without actually purchasing those securities or instruments, or to hedge a position. OTC swap agreements are two-party contracts entered into for periods ranging from a day to more than one year. In a standard OTC “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Under Dodd-Frank, certain standardized swap agreements have become subject to mandatory clearing through a central clearinghouse.  Currently interest swap agreements and certain credit default swap agreements are required to be cleared.  The Dodd-Frank Act and related CFTC and SEC regulation will also require exchange-trading of those swaps that are subject to mandatory clearing.  Exchange-trading of interest rate swaps is expected to occur in 2014.

Most swap agreements entered into by a Portfolio calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements typically do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis and if the other party to a swap agreement defaults, a Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. The mandated clearing of standardized swaps is intended, in part, to reduce the risk of counterparty defaults.

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The net amount of the excess, if any, of a Portfolio’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Custodian. A Portfolio will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Portfolio’s investment restriction concerning senior securities.

Because OTC swap agreements are two-party contracts and because they may have terms of greater than seven days, OTC swap agreements may be considered to be illiquid for a Portfolio’s illiquid investment limitations. A Portfolio will not enter into any OTC swap agreement unless the Manager and/or Adviser believes that the other party to the transaction is creditworthy. The Portfolio bears the risk of loss of the amount expected to be received under an OTC swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Cleared swaps will be entered into through a futures broker, and the Portfolio will similarly not enter into a swap clearing relationship unless the Manager and/or Adviser believes the futures broker is creditworthy.

A Portfolio may enter into a swap agreement in circumstances where the Manager and/or Adviser believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counterparty to any OTC swap agreement entered into by a Portfolio will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Portfolio will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount.

Commonly used swap agreements include:

Credit Default Swaps (“CDS”): Typically, an OTC agreement between two parties where the first party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults, generally a failure to pay or bankruptcy of the issuer on a referenced debt obligation. CDS transactions are often individually negotiated and structured. A Portfolio may enter into CDS to, for example, create long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities. As noted above, certain CDSs are now subject to mandatory clearing under the Dodd-Frank Act and applicable CFTC regulation.

A Portfolio may buy a CDS (buy credit protection). In this type of transaction the Portfolio makes a stream of payments based on a fixed interest rate (the premium) over the life of the swap in exchange for a counterparty (the seller) taking on the risk of default of a referenced debt obligation (the Reference Obligation). If a credit event occurs with respect to the Reference Obligation, the Portfolio would cease making premium payments and, if physically settled CDS, it would deliver defaulted bonds to the seller. In return, the seller would generally pay the par value of the Reference Obligation to the Portfolio. Alternatively, the two counterparties may

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agree to cash settlement in which the seller delivers to the Portfolio (buyer) the difference between the market value and the par value of the Reference Obligation. If no event of default occurs, the Portfolio pays the fixed premium to the seller for the life of the contract, and no other exchange occurs.

Alternatively, a Portfolio may sell a CDS (sell credit protection). In this type of transaction the Portfolio will receive premium payments from the buyer in exchange for taking the risk of default of the Reference Obligation. If a credit event occurs with respect to the Reference Obligation, the buyer would cease to make premium payments to the Portfolio and, if physically settled CDS, deliver the Reference Obligation to the Portfolio. In return, the Portfolio would pay the par value of the Reference Obligation to the buyer. Alternatively, the two counterparties may agree to cash settlement in which the Portfolio would pay the buyer the difference between the market value and the par value of the Reference Obligation. If no event of default occurs, the Portfolio receives the premium payments over the life of the contract, and no other exchange occurs.

Credit Default Index (“CDX”). A CDX is a CDS referencing an index of Reference Obligations. Many types of CDX are now subject to mandatory clearing. CDX allows an investor to attempt to manage credit risk or to take a position on a basket of credit entities in a more efficient manner than transacting in single name CDS. If a credit event occurs with respect to one of the Reference Obligations, the protection may be paid out via the delivery of the defaulted bond by the buyer of protection in return for payment of the par value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. New series of CDX are issued on a regular basis.

Currency Swap: An agreement between two parties pursuant to which the parties exchange a U.S. dollar-denominated payment for a payment denominated in a different currency.

Interest Rate Swap: An agreement between two parties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount. In other words, Party A agrees to make periodic payments to Party B based on a fixed interest rate and in return Party B agrees to make periodic payments to Party A based on a variable interest rate.

Total Return Swap: An agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains.

EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic

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companies. A Portfolio’s interest and dividends from foreign issuers maybe subject to non-U.S. withholding taxes, thereby reducing the Portfolio’s net investment income.

Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Because –certain Portfolios may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Many of these activities constitute “derivatives” transactions.

Certain Portfolios may invest in issuers domiciled in “emerging markets,” those countries determined by the Advisers or Managers to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. In addition, some emerging market countries impose transfer taxes or fees on a capital market transaction. Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Advisers or Managers will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in OTC markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Portfolio assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and

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listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts (“ADRs”), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

Certain Portfolios may also invest in ADRs, GDRs, EDRs, foreign securities traded on a national securities market and may purchase and sell foreign currency on a spot basis and enter into forward currency contracts. Generally, ADRs and GDRs in registered form are U.S. dollar denominated securities designed for use in the U.S. securities markets which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. Issuers of the stock of ADRs not sponsored by such underlying issuers are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs. To the extent a Portfolio invests in securities in bearer form, such as EDRs, it may be more difficult to recover securities in the event such securities are lost or stolen.

PARTICIPATION NOTES. P-Notes are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security.

P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, subjecting a Portfolio to counterparty risk. Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, a Portfolio is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, the Portfolio would lose its

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investment. The risk that a Portfolio may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Portfolio purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities.

Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Portfolio. The ability of a Portfolio to value its securities becomes more difficult and the judgment in the application of fair value procedures may play a greater role in the valuation of the Portfolio’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Portfolio to accurately assign a daily value to such securities.

TYPES OF SECURITIES IN WHICH THE INTERNATIONAL EQUITY PORTFOLIO, THE JAMES ALPHA REAL RETURN PORTFOLIO, THE JAMES ALPHA GLOBAL REAL ESTATE PORTFOLIO, THE JAMES ALPHA MULTI STRATEGY PORTFOLIO, THE JAMES ALPHA MANAGED RISK DOMESTIC EQUITY PORTFOLIO, THE JAMES ALPHA MANAGED RISK EMERGING MARKETS EQUITY PORTFOLIO AND THE JAMES ALPHA FAMILY OFFICE PORTFOLIO MAY INVEST. As discussed in the Prospectuses, the International Equity Portfolio seeks to achieve its investment objective through investment primarily in equity securities. The International Equity Portfolio may also invest in ADRs, GDRs, EDRs, foreign securities traded on a national securities market and may purchase and sell foreign currency on a spot basis and enter into forward currency contracts.

The James Alpha Real Return Portfolio, James Alpha Global Real Estate Portfolio and James Alpha Multi Strategy Portfolio may also invest in ADRs, GDRs, EDRs, foreign securities traded on a national securities market and may purchase and sell foreign currency on a spot basis and enter into forward currency contracts. Generally, ADRs and GDRs in registered form are U.S. dollar denominated securities designed for use in the U.S. securities markets which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. Issuers of the stock of ADRs not sponsored by such underlying issuers are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs. To the extent the Portfolios invest in securities in bearer form, such as EDRs it may be more difficult to recover securities in the event such securities are lost or stolen. The International Equity Portfolio, the James Alpha Real Return Portfolio and the James Alpha Global Real Estate Portfolio also may purchase shares of investment companies or trusts which invest principally in securities in which the Portfolios are authorized to invest. The return on the Portfolios’ investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Portfolios’ investment in an investment company may require the payment of a premium above the net asset value of the investment company’s shares, and the market price of the investment company’s assets. The Portfolios will not invest in any investment company of trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium. Under the 1940 Act, the Portfolios may not invest more than 10% of its assets in investment companies or more than 5% of its total assets in the securities of any one investment company, nor may it own more than 3% of the outstanding voting securities

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of any such company. These limitations are relaxed or eliminated by certain SEC rules and exemptions.

STRUCTURED NOTES. The James Alpha Real Return Portfolio, the James Alpha Multi Strategy Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio and the James Alpha Family Office Portfolio may invest in structured notes and indexed securities. Structured notes are derivative debt instruments, the interest rate or principal of which is linked to currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Indexed securities may include structured notes and other securities wherein the interest rate or principal are determined by a reference instrument. Most structured notes and indexed securities are fixed income securities that have maturities of three years or less. The interest rate or the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate. The reference instrument need not be related to the terms of the indexed security. Structured notes and indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates), and may have return characteristics similar to direct investments in the underlying reference instrument or to one or more options on the underlying reference instrument. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. In addition to the credit risk of the structured note or indexed security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Further, in the case of certain structured notes or indexed securities in which the interest rate, or exchange rate in the case of currency, is linked to a referenced instrument, the rate may be increased or decreased or the terms may provide that, under certain circumstances, the principal amount payable on maturity may be reduced to zero resulting in a loss to the Portfolios.

EVENT-LINKED BONDS. The James Alpha Real Return Portfolio, the James Alpha Multi Strategy Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio and the James Alpha Family Office Portfolio may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Portfolios may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the Portfolios to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the Portfolios’ investments in an event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no

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assurance that a liquid market for these instruments will develop or that if a liquid market is developed, that it will remain liquid under all circumstances.

HIGH-YIELD BONDS. The James Alpha Real Return Portfolio may invest in debt securities that are rated below “investment grade” by S&P, Moody’s or Fitch or, if unrated, are deemed by the Adviser to be of comparable quality. Securities rated less than Baa by Moody’s or BBB by S&P are classified as below investment grade securities and are commonly referred to as “junk bonds” or high yield, high risk securities. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, C is regarded by S&P and Moody’s, respectively, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. For Moody’s, Ba indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody’s or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Excerpts from S&P’s, Moody’s, and Fitch’s descriptions of their bond ratings are contained in Appendix A to this SAI.

Ratings of debt securities represent the rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Adviser continuously monitors the issuers of high yield bonds to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments. The achievement of the Portfolio’s investment objective may be more dependent on the Adviser’s own credit analysis than might be the case for a fund which invests in higher quality bonds. The Portfolio may retain a security whose rating has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Lower quality debt securities frequently have call or buy-back features, which would permit an issuer to call

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or repurchase the security from the Portfolio. In addition, the Portfolio may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and the Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio’s holdings. The Portfolio may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Portfolio may invest include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions and (iii) the likely adverse impact of a major economic recession. The Portfolio may also incur additional expenses to the extent the Portfolio is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Portfolio may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government’s willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements. The Adviser attempts to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Portfolio and consider their ability to assume the investment risks involved before making an investment. The Portfolio may also invest in unrated debt securities. Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds. The Adviser will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security.

The investments described in this section are in addition to the investments described elsewhere in this SAI in which the International Equity Portfolio, the James Alpha Real Return Portfolio, the James Alpha Global Real Estate Portfolio, the James Alpha Managed Risk Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio and the James Alpha Family Office Portfolio may invest.

FOREIGN CURRENCY TRANSACTIONS. When a Portfolio agrees to purchase or sell a security in a foreign market it will generally be obligated to pay or entitled to receive a specified amount of foreign currency and will then generally convert dollars to that currency in the case of a purchase or that currency to dollars in the case of a sale. The Portfolios will conduct their foreign currency exchange transactions either on a spot basis (i.e., cash) at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency contracts (“forward contracts”) to purchase or sell foreign currencies. A Portfolio may enter into forward contracts in order to lock in the U.S. dollar amount it must pay or expects to

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receive for a security it has agreed to buy or sell. A Portfolio may also enter into forward currency contracts with respect to the Portfolio’s positions when it believes that a particular currency may change unfavorably compared to the U.S. dollar. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A Portfolio will segregate on its books, U.S. government securities or debt securities in a separate account of the Portfolio in an amount equal to the value of the Portfolio’s total assets committed to the consummation of any such contract in such account. If, rather than cash, portfolio securities are used to secure such a forward contract, on the settlement of the forward contract for delivery by the Portfolio of a foreign currency, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same settlement date, the same amount of foreign currency.

The Portfolios may effect currency hedging transactions in foreign currency futures contacts, exchange-listed and OTC call and put options on foreign currency futures contracts and on foreign currencies. The use of forward futures or options contracts will not eliminate fluctuations in the underlying prices of the securities which the Portfolios own or intend to purchase or sell. They simply establish a rate of exchange for a future point in time. Additionally, while these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, their use tends to limit any potential gain which might result from the increase in value of such currency. In addition, such transactions involve costs and may result in losses.

Although each Portfolio values its assets in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies to U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

The transactions described in this section may also give risk to certain federal income tax consequences described below under the heading “Certain Tax Considerations.”

ADDITIONAL RISKS. Securities in which the Portfolios may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors and shareholders, such as the federal bankruptcy laws and federal, state and local laws which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both or imposing other constraints upon enforcement of such obligations.

RATINGS OF CORPORATE AND MUNICIPAL DEBT OBLIGATIONS. Moody’s, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations, including issues of corporate and municipal securities. A description of the range of ratings assigned to corporate and municipal securities by Moody’s, S&P and Fitch is included in

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Appendix A to this SAI. The Investment Quality Bond Portfolio, the Municipal Bond Portfolio the James Alpha Multi Strategy Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio and the James Alpha Family Office Portfolio may use these ratings in determining whether to purchase, sell or hold a security. These ratings represent Moody’s, S&P’s and Fitch’s opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and ratings may have different market prices. Subsequent to its purchase by the Investment Quality Bond Portfolio the Municipal Bond Portfolio, the James Alpha Multi Strategy Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio or the James Alpha Family Office Portfolio an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The Advisers or Managers to each of the Municipal Bond Portfolio, the Investment Quality Bond Portfolio, the James Alpha Multi Strategy Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio and the James Alpha Family Office Portfolio will consider such an event in determining whether a Portfolio should continue to hold the obligation but will dispose of such securities in order to limit the holdings of debt securities rated below investment grade to less than 5% of the assets of the Portfolio. If a security is given different ratings by different nationally recognized statistical rating organizations, the Portfolios’ Advisers consider the security's rating to be the highest rating of the ratings.

Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax (and also, when available, from the federal alternative minimum tax) are rendered by bond counsel to the issuing authorities at the time of issuance. Neither the Municipal Bond Portfolio, the James Alpha Multi Strategy Alternative Income Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio or the James Alpha Family Office Portfolio nor their Advisers or Manager will review the proceedings relating to the issuance of municipal securities or the basis for such opinions. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors such as the federal bankruptcy laws and federal, state and local laws which may be enacted to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There also is the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal and interest on their municipal securities may be materially adversely affected.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Government National Mortgage Association (“Ginnie Mae”) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal

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payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and is backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the United States) include Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Association (“Freddie Mac”). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac each may borrow from the Treasury to meet its obligations, but the Treasury is under no obligation to lend to Fannie Mae or Freddie Mac. In September 2008, the Treasury announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Portfolios do not purchase interests in pools created by such non-governmental issuers.

RESETS. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which a Portfolio may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month LIBOR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity

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Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

CAPS AND FLOORS. The underlying mortgages, which collateralize the ARMs in which a Portfolio invests, will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down:

      (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which a Portfolio invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Portfolio invests to be shorter than the maturities stated in the underlying mortgages.

MUNICIPAL NOTES. For liquidity purposes, pending investment in municipal bonds, or on a temporary or defensive basis due to market conditions, the Municipal Bond Portfolio, the James Alpha Multi Strategy Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio and the James Alpha Family Office Portfolio may invest in tax-exempt short-term debt obligations (maturing in one year or less). These obligations, known as “municipal notes,” include tax, revenue and bond anticipation notes, construction loan notes and tax-exempt commercial paper, which are issued to obtain funds for various public purposes; the interest from these Notes is also exempt from federal income taxes. The Municipal Bond Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio and the James Alpha Family Office Portfolio will limit its investments in municipal notes to those which are rated, at the time of purchase, within the two highest grades assigned by Moody’s or the two highest grades assigned by S&P or Fitch, or if unrated, which are of comparable quality in the opinion of the Adviser.

MUNICIPAL BONDS. Municipal bonds include debt obligations of a state, a territory, or a possession of the United States, or any political subdivision thereof (e.g., countries, cities, towns, villages, districts, authorities) or the District of Columbia issued to obtain funds for various purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to public or private institutions for the construction of facilities such as education, hospital and housing facilities. In addition, certain types of private activity bonds may be issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term municipal bonds if the interest paid thereon is at the time of issuance, in the opinion of the issuer’s bond counsel, exempt from federal income tax. The current federal tax laws, however, substantially limit the amount of such obligations that can be issued in each state.

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The two principal classifications of municipal bonds are “general obligation” and limited obligation or “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Private activity bonds that are municipal bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity revenue bonds is usually directly related to the credit standing of the industrial user involved. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the collateral security of municipal bonds, both within and between the two principal classifications described above.

REPURCHASE AGREEMENTS. Each Portfolio may invest without limit in repurchase agreements. A repurchase agreement is effectively a loan whereby an instrument under which the investor (such as a Portfolio) acquires ownership of a security (known as the “underlying security”) and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. A Portfolio will enter into repurchase agreements only where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio’s investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Portfolio’s custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Portfolio for a duration of more than seven days if, as a result, more than 15% (5% with respect to the U.S. Government Money Market Portfolio) of the net asset value of the Portfolio would be invested in such agreements or other securities, which are illiquid.

The Portfolio will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Portfolio could incur costs in connection with the disposition of the collateral if the seller were to default. A Portfolio will enter into repurchase agreements only with sellers deemed to be creditworthy by the Portfolio’s Adviser or Manager or the Board of Trustees, or pursuant to guidelines established by the Board of Trustees of the Trust and only when the economic benefit to the Portfolio is believed to justify the attendant risks. The Portfolios have adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Trustees of the Trust believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Portfolios may enter into repurchase agreements only with well-established securities dealers or with member banks of the Federal Reserve System.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that an investor (such as a Portfolio) will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by a Portfolio with proceeds of the

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transaction may decline below the repurchase price of the securities sold by the Portfolio that it is obligated to repurchase. The Portfolio will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose and up to 5% of the fund's total assets from banks and other lenders for temporary purposes. The Portfolios will segregate assets in an amount at least equal to the repurchase price of the securities when engaging in all reverse repurchase transactions.

SHORT SALES. Certain Portfolios may sell securities short. A short sale is a transaction in which a Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). Each Portfolio, except the James Alpha Real Return Portfolio and the James Alpha Multi Strategy Portfolio, does not intend to enter into short sales (other than short sales “against the box”) if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Portfolio’s net assets. This percentage may be varied by action of the Board of Trustees. A short sale is “against the box” to the extent the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

LARGE SHAREHOLDER REDEMPTIONS. Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio’s shares. Redemptions by large account holders of their shares in a Portfolio may impact the Portfolio’s liquidity and net asset value. These redemptions may also force the Portfolio to sell securities at a time when the Adviser or Manager would otherwise not choose to sell, which may negatively impact the Portfolio’s performance, as well as increase the Portfolio’s trading costs and its taxable distributions to shareholders.

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Special Risks Related to Cyber Security. The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund's operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund's NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund's investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

INVESTMENT RESTRICTIONS

The following policies and limitations supplement those set forth in the Prospectuses. For purposes of the following restrictions and those contained in the prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) except for the limitation applicable to borrowing money, any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Portfolio. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio’s investment policies and limitations.

A Portfolio’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the particular Portfolio. As used in this SAI, the term “majority of the outstanding voting securities” means the lesser of (1) 67% of the shares of a Portfolio present at a meeting where the holders of more than 50% of the outstanding shares of a Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Portfolio. Shares of each Portfolio will be voted separately on matters affecting only that Portfolio, including approval of changes in the fundamental investment policies of that Portfolio.

The investment objectives of the Initial Portfolios and the James Alpha Global Real Estate Portfolio, in addition to the investment restrictions listed below, are fundamental and may not be changed without shareholder approval. The investment objective of the James Alpha Multi Strategy Portfolio and the James Alpha Real Return Portfolio may be changed by the Board of Trustees without shareholder approval. All investment policies and restrictions that are not identified as fundamental may be changed with Board approval and do not require a shareholder vote.

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FUNDAMENTAL INVESTMENT RESTRICTIONS

A Portfolio may not:

     1. With respect to 75% of its total assets taken at market value, invest more than 5% of its total assets in the securities of any one issuer, except obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities, if, as a result, more than 5% of the value of the Portfolio’s total assets would be invested in the securities of any one issuer. This restriction does NOT apply to the James Alpha Managed Risk Domestic Equity Portfolio or the James Alpha Managed Risk Emerging Markets Equity Portfolio as each is a non-diversified Portfolio;

     2. With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer. This restriction does NOT apply to the James Alpha Managed Risk Domestic Equity Portfolio or the James Alpha Managed Risk Emerging Markets Equity Portfolio as each is a non-diversified Portfolio;

     3. With respect to the Initial Portfolios, the James Alpha Global Real Estate Portfolio and the James Alpha Multi Strategy Portfolio only, invest 25% or more of its total assets in securities of issuers in any one industry except that:

      (i) the Health & Biotechnology Portfolio will invest at least 25% of its total assets in securities of healthcare and biotechnology companies;

     (ii) the Technology & Communications Portfolio will invest at least 25% of its total assets in securities of technology and communications companies;

     (iii) the Financial Services Portfolio will invest at least 25% of its assets in securities of financial services companies, as well as related services and technology companies;

     (iv) the Energy & Basic Materials Portfolio will invest at least 25% of its total assets in securities of companies involved in the exploration, development, production or distribution of oil, natural gas, coal and uranium, basic materials such as metals, minerals, chemicals, water, forest products, precious metals, and other related industries; and

     (v) the James Alpha Global Real Estate Portfolio will invest at least 25% of its assets in publicly-traded real estate investment trusts (collectively with their foreign equivalents, “REITs”) and other real estate securities included in the FTSE EPRA/NAREIT Developed Real Estate Index (the “Index”);

     4. With respect to the James Alpha Real Return Portfolio only, invest 25% or more of its net assets in securities of issuers in any one industry;

      5. With respect to the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio and the James Alpha Family Office Portfolio only, invest 25% or more of its net assets in securities of issuers in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies);

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      6. Borrow money, except from a bank in an aggregate amount not exceeding one third of the Portfolio’s total assets to meet redemptions and for other temporary or emergency purposes not involving leveraging. A Portfolio may not purchase securities while borrowings exceed 5% of the value of its total assets, except that this restriction is non-fundamental with respect to the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, the Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio;

      7. With respect to the James Alpha Multi Strategy Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio and the James Alpha Family Office Portfolio, borrow money, except from a bank in an aggregate amount not exceeding one third of the Portfolio’s total assets;

      8. With respect to the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Portfolio and the James Alpha Family Office Portfolio, purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent the Portfolio from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities;

      9. With respect to the Initial Portfolios and the James Alpha Global Real Estate Portfolio only, invest in physical commodities or physical commodity contracts or speculate in financial commodity contracts, but all Portfolios are authorized to purchase and sell financial futures contracts and options on such futures contracts exclusively for hedging and other non-speculative purposes to the extent specified in the Prospectuses;

      10. With respect to the James Alpha Multi Strategy Portfolio, purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments, provided that this restriction does not prevent the Portfolio from (a) engaging in transactions involving currencies, (b) engaging in futures contracts and options on futures contracts, (c) investing in securities that are linked to or secured by commodities or by indices, (d) purchasing and selling commodity-linked derivative instruments and commodity interests, including but not limited to swap agreements, as well as options on such commodity-linked derivative instruments and commodity interests

      11. With respect to the James Alpha Real Return Portfolio only, purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities;

      12. With respect to the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio and the James Alpha Family Office Portfolio, purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent the Portfolio from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives;

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or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities;

     13. With respect to the Initial Portfolios only, invest in real estate or real estate limited partnerships (direct participation programs), except that each Portfolio may (as appropriate and consistent with its investment objectives and policies) purchase securities of issuers which engage in real estate operations and securities, which are secured by real estate or interests therein;

      14.With respect to the James Alpha Real Return Portfolio only, purchase or sell real estate unless acquired as a result of ownership of securities (although the Portfolio may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);

      15. With respect to the James Alpha Global Real Estate Portfolio, the James Alpha Multi Strategy Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio and the James Alpha Family Office Portfolio, purchase or sell real estate or real estate mortgage loans, except that the Portfolios may invest in REITs and the securities of real estate industry companies and other companies that deal in real estate, and in securities secured by real estate or interests therein. In addition, the Portfolio may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Portfolios’ ownership of such securities;

     16. Underwrite securities of other companies, except to the extent that the Portfolio may be deemed to be an underwriter under the 1933 Act in disposing of a security;

     17. With respect to the Initial Portfolios only, purchase warrants if as a result the Portfolio would then have either more than 5% of its total assets (determined at the time of investment) invested in warrants or more than 2% of its total assets invested in warrants not listed on the New York or NYSE Amex Stock Exchanges, except that this limitation is non-fundamental with respect to the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, the Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio;

     18. With respect to the Initial Portfolios and the James Alpha Global Real Estate Portfolio only, pledge its assets or assign or otherwise encumber its assets in excess of 33 1/3% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in its Prospectus, except that this limitation is considered non-fundamental with respect to the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, the Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio;

     19. With respect to the Initial Portfolios only, issue senior securities, except to the extent permitted by the 1940 Act, which may include, but is not limited to: (i) entering into repurchase agreements; (ii) borrowing money in accordance with restrictions described above; or (iii) lending Portfolio securities;

      20. With respect to the James Alpha Real Return Portfolio, James Alpha Global Real Estate Portfolio only, issue senior securities, borrow money or pledge its assets, except that: (i) the Portfolio may borrow from banks in amounts not exceeding one-third of its total assets

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(including the amount borrowed); and (ii) this restriction shall not prohibit the Portfolio from engaging in options transactions or short sales in accordance with its objective and strategies or as otherwise permitted by the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or its staff and any exemptive order or similar relief granted to the Portfolio;

      21. With respect to the James Alpha Multi Strategy Portfolio, James Alpha Managed Risk Domestic Equity Portfolio, James Alpha Managed Risk Emerging Markets Equity Portfolio and James Alpha Family Office Portfolio issue senior securities, borrow money or pledge its assets, except that: (i) the Portfolio may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Portfolio from engaging in transactions in derivative instruments or short sales in accordance with its objective and strategies or as otherwise permitted by the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or its staff and any exemptive order or similar relief granted to the Portfolio;

      22. With respect to the Initial Portfolios only, make loans to any person or individual, except that Portfolio securities may be loaned by all Portfolios within the limitations set forth herein; or

      23. With respect to the James Alpha Real Return Portfolio, James Alpha Multi Strategy Portfolio, James Alpha Managed Risk Domestic Equity Portfolio, James Alpha Managed Risk Emerging Markets Equity Portfolio and James Alpha Family Office Portfolio only, make loans of money, except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Portfolio, and entering into repurchase agreements, and except as otherwise permitted by the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or its staff and any exemptive order or similar relief granted to the Portfolio.

Each Portfolio may purchase securities, which are not registered under the 1933 Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Portfolio’s Adviser (or Manager), acting under guidelines approved and monitored by the Board, which has the ultimate responsibility for any determination regarding liquidity and that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in each of the Portfolios during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development and it is not possible to predict how this market will develop. The Board will carefully monitor any investments by each of the Portfolios in these securities.

Investment limitations and restrictions described above apply at the time of investment, except for the restriction applicable to borrowings, which is ongoing.

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NON-FUNDAMENTAL POLICIES

The following policies may be changed by the Board of Trustees without shareholder approval. A Portfolio will not invest more than 15% (5% with respect to the U.S. Government Money Market Portfolio) of the value of its net assets in securities that are illiquid, including certain government stripped mortgage related securities, repurchase agreements maturing in more than seven days and that cannot be liquidated prior to maturity and securities that are illiquid by virtue of the absence of a readily available market. Securities that have legal or contractual restrictions on resale but have a readily available market are deemed not illiquid for this purpose. In addition, each Portfolio cannot: (a) purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of Portfolio securities), collateral arrangements in connection with transactions in futures and options and, with respect to the James Alpha Real Return Portfolio, forwards, swaps and other derivative instruments, are not deemed to be margin transactions; and (b) invest for the purpose of exercising control or management of another company.

The 80% investment restriction noted in the Prospectuses of certain Portfolios is also non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed. However, the 80% investment policy of the Municipal Bond Portfolio is fundamental and may not be changed without shareholder approval.

The Subsidiary is subject to the fundamental and non-fundamental investment restrictions of the James Alpha Real Return Portfolio described above with respect to its investments. The James Alpha Real Return Portfolio and the Subsidiary will comply with the fundamental and non-fundamental policies applicable to them on a consolidated basis. The subsidiary of the James Alpha Family Office, when formed, will be subject to the fundamental and non-fundamental investment restrictions of the James Alpha Family Office Portfolio described above with respect to its investments. The James Alpha Family Office and the subsidiary will comply with the fundamental and non-fundamental policies applicable to them on a consolidated basis.

PORTFOLIO HOLDINGS DISCLOSURE

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings (the “Policy”). Pursuant to the Policy, the Trust may disclose information concerning Trust portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Trust’s and the Managers’ fiduciary duties to Trust shareholders. The Managers may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Trust. Consideration includes any agreement to maintain assets in the Trust or in other investment companies or accounts managed by each of the Managers or by any of their affiliates. Material non-public information concerning portfolio holdings may be divulged to third parties only when the Trust has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality, which has been memorialized in an approved non-disclosure agreement. Such non-disclosure agreement shall also prohibit the recipient from trading on the basis of non-public portfolio holdings information. Persons who owe a duty of trust or confidence to the Trust or each of the Managers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Under no circumstances shall current or prospective Trust shareholders receive non-public portfolio holdings information, except as described below.

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Statutory Portfolio Holdings Disclosure. As required by Section 30 of the 1940 Act, the Trust discloses each Portfolio’s portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the Trust’s fiscal year and semi-annual period.

Shareholders may call 1-800-807-FUND to obtain each Portfolio’s portfolio holdings within two months of the Trust’s first and third fiscal quarter endings, as filed with the SEC on Form N-Q.

Selective Portfolio Holdings Disclosure. Each Portfolio does not selectively disclose its portfolio holdings to any person, other than to newly hired or prospective investment advisers or sub-advisers. Selective disclosures to newly hired or prospective investment advisers or sub-advisers are made only pursuant to written agreements which require that the information be kept confidential and prohibit the recipient from trading on the basis of the information. Each Portfolio may disclose its month-end portfolio holdings to rating agencies no sooner than thirty days after the month-end, with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.

Voluntary Portfolio Holdings Disclosure. Approximately one to three weeks after the end of each calendar quarter, Saratoga posts on the Trust’s website a profile of each Portfolio, which typically includes the respective Portfolio’s top holdings.

Each Portfolio will make available by telephone (1-800-807-FUND), no sooner than thirty days after the end of each month, a complete schedule of its month-end portfolio holdings.

Information concerning the U.S. Government Money Market Portfolio’s portfolio holdings, as well as its daily weighted average portfolio maturity and weighted average life, is posted on its website, www.saratogacap.com, within five business days after the end of each month. The Portfolio also files more detailed portfolio holdings information with the SEC on Form N-MFP within five business days after the end of each month. The SEC will make Form N-MFP filings publicly available on its website two months after the filings and a link to the SEC filing is posted on the U.S. Government Money Market Portfolio’s website referenced above.

The Trust’s Administrator shall monitor the use of portfolio holdings disclosure and shall review initial registration statements, and post-effective amendments to ensure that the disclosure referenced above is included and continues to be accurate.

PRINCIPAL HOLDERS OF SECURITIES AND CONTROL PERSONS OF THE PORTFOLIOS

[To the knowledge of the Trust, the following were owners of record or beneficially of more than 5% of the outstanding shares of any class of each Portfolio of the Trust as of [2015]. Persons who own, either directly or through one or more controlled companies, 25% or more of the voting securities of the Portfolios are deemed to be control persons (“Control Persons”).] [To be updated]

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Title of Portfolio/Class	Name and Address	Percentage Held of Record
U.S. Government Money Market Portfolio – Class A	Charles Kishaba 36 Mountain View St. Irvine, CA 92603	6.48%
	Carol Doubert 2611West 2nd Street Apt 4H Brooklyn, NY 11223	12.12%
	Clark-Jani 3613 Danvers Dr. Columbia, MO 65203	9.44%
	Jeanette Nail 7139 Winterwood Lane Dallas, TX 75248	10.79%
	Cynthia Miles Newsome 1812 Anna Dr. Irving, TX 75061	15.37%
	Suman Lawrence 9501 Palm Valley Dr. Mckinney, TX 75070	9.19%
	Linda Wasserman 5973 Willowross Way Plano, TX 75093	5.71%

	Janney Montgomery Scott LLC 1801 Market St. Philadelphia, PA 19103	7.78%
	Sirois IRA 104 White Oak Dr. Harwinton, CT 06791	17.60%

Municipal Bond Portfolio – Class A	Trauerman RV TR 110 River Terrace East Palatka,, FL 32131	69.78%
	Raymond James & Associates Inc. 709 SE 39th Terrace Ocala, FL 34471	28.03%
Investment Quality Bond Portfolio – Class A	Sirois IRA 104 White Oak Dr. Harwinton, CT 06791	34.70%
	Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	29.17%
	Pershing, LLC P.O. Box 2053 Jersey City, NJ 07303	11.80%
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	Carol Doubert 2611West 2nd Street, Apt 4H Brooklyn, NY 11223	14.09%

Large Capitalization Growth Portfolio – Class A	Saul Cohen 1997 T P.O. Box 2052 Jersey City, NJ 07303	31.08%

Large Capitalization Value Portfolio- Class A	Howard Herman 800 NE 76th St. Boca Raton, FL 33487	5.42%
	Sirois IRA 104 White Oak Dr. Harwinton, CT 06791	33.84%
	Frank Gottschalk 16316 Fallkirk Dr. Dallas, TX 75248	6.93%
	BBH as Cust 2221059 525 Washington Blvd. Jersey City, NJ 07310	5.36%

Mid Capitalization Portfolio – Class A	John Armou 4879 NW 83rd Ct. Ocala, FL 34482	15.16%
	Rothman-RE 503 Yorkshire Dr. Livermore, CA 94551	5.26%

Small Capitalization Portfolio- Class A	James Hoorman 4501 Boston Dr. Plano, TX 75093	17.79%
	Cynthia Miles Newsome 1812 Anna Dr. Irving, TX 75061	5.73%
	Linda Wasserman 5973 Willowross Way Plano, TX 75093	9.38%
	Frank Gottschalk 16316 Fallkirk Dr. Dallas, TX 75248	39.93%
	Jeanette L. Nail 7139 Winterwood Lane Dallas, TX 75248	12.50%
	Suman S. Lawrence 9501 Palm Valley Dr. McKinney, TX 75070	6.10%
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International Equity Portfolio – Class A	James Hoorman 4501 Boston Dr. Plano, TX 75093	27.14%
	Cynthia Miles Newsome 1812 Anna Dr. Irving, TX 75061	5.71%
	Jeanette L. Nail 7139 Winterwood Lane Dallas, TX 75248	15.26%
	Frank Gottschalk 16316 Fallkirk Dr. Dallas, TX 75248	28.00%
	Linda Wasserman 5973 Willowross Way Plano, TX 75093	8.18%

Financial Services Portfolio – Class A	Gonzakath-Parque San Miguel C19 CA Bayamon, PR 00957	15.52%
	Cervodialg Ciudad Jardin II 138 Calle Begonia Toa Alta, PR 00953	20.48%
	Rincomarcg P.O. Box 360696 San Juan, PR 00936	12.69%
	Veronica Harper 45 Thurston St. Bridgeport, CT 06605	8.39%
	RBC Capital Markets LLC Fourdry Rd. Silverdale Rotor, New Zealand	6.86%
	Pershing P.O. Box 2052 Jersey City, NJ 07303	16.24%

Energy & Basic Materials Portfolio – Class A	LPL Financial Services 3962-A/C— 9785 Towne Centre Dr. San Diego, CA 92121	5.26%
	Charles Schwab & Co. Attn: Mutual Fund Operations 211 Main St. San Francisco, CA 94105	18.99%
	MS&CO C/F Judith Campion IRA Rollover Dated 06/24/089 Whitewood Rd	6.01%
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	White Plains, NY 10605
	First Clearing, LLC 2801 Market St. Saint Louis, MO 63103	6.48%
	Teresa Perez Quevedo San Juan, 00911 Puerto Rico	8.62%

James Alpha Global Enhanced Real Return Portfolio – Class A	UBS Financial FBO Kenneth & Myra Monfort Charitable Foundation, Inc. 4376 Woody Creek Lane Fort Collins, CO 80524	5.00%
James Alpha Global Real Estate Investments Portfolio – Class A	Charles Schwab & Co 211 Main St. San Francisco, CA 94105	8.15%
James Alpha Multi Strategy Alternative Income Portfolio- Class A	James Alpha Management LLC 515 Madison Ave. 24th FL New York, NY 10022	100.00%

U.S. Government Money Market Portfolio – Class C	Forgepatrs 27 Old Windmill Crossing Rocky Hill, CT 06067	5.35%
	Bland IRA 3316 Bell Blvd. Bayside, NY 11361	10.23%

Municipal Bond Portfolio – Class C	Jeanette & Barry Barbararsch 42 Windsor Dr. Princeton Junction, NJ 08550	31.21%
	Anthony Spadafora 1954 East 34th Street Brooklyn, NY 11234	30.32%
	Donna Marie Anderson 81 Jessup Rd. Warwick, NY 10990	9.39%
	Shapiro 84-26 Wareham Place Jamaica, NY 11432	8.43%
	Forgepatrs 27 Old Windmill Crossing Rocky Hill, CT 06067	6.41%

Investment Quality Bond Portfolio– Class C	Bland IRA 3316 Bell Blvd. Bayside, NY 11361	7.77%
	Donna M. Anderson 81 Jessup Rd. Warwick, NY 10990	13.67%
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	Anthony Spadafora 1954 East 34th Street Brooklyn, NY 11234-4819	8.11%

Large Cap Growth Portfolio – Class C	Michael Mcelroy 2801 Market St.Saint Louis, MO 63103	5.88%

Large Cap Value Portfolio – Class C	Bland IRA 3316 Bell Blvd. Bayside, NY 11361	5.77%
	The MHK Family Trust 1649 E. Desert Willow Dr. Phoenix, AZ 85048	5.63%

Mid Capitalization Portfolio – Class C	Rachel B. Duplessis 2801 Market Street St. Louis, MO 63103	9.00%

	Robert Duplessis 2801 Market Street St. Louis, MO 63103	6.62%
	Bland IRA 3316 Bell Blvd. Bayside, NY 11361	8.44%

Small Cap Portfolio – Class C	Bland IRA 3316 Bell Blvd. Bayside, NY 11361	13.69%
	William Q. Ascari 2801 Market St. St. Louis, MO 63103	6.89%
	Gohlkdianl 51265 Enchanted Oak Ct South Bend, IN 46628	5.84%

International Equity Portfolio – Class C	Bland IRA 3316 Bell Blvd. Bayside, NY 11361	31.67%

Financial Services Portfolio – Class C	Charles Bradley 1229 Foxden Rd. Apopka, FL 32712-3009	22.59%
	Bland IRA3316 Bell Blvd. Bayside, NY 11361	18.69%
	Jessi Colangelo 3182 Benjamin Rd. Oceanside, NY 11572	5.12%
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	NFS FBO Ortrud Vallejos 186 Camelot Dr. Huntington, WV 25701	5.90%

Technology & Communications Portfolio- Class C	RBC Capital Markets LLC 62 Blackburn Rd. Basking Ridge, NJ 07920	6.35%
Energy & Basic Materials Portfolio – Class C	Raymond James & Associates Inc. 105 Carriage Court Plymouth Meeting, PA 19462	30.99%
	Paulette Laubsch 1656 W Chestnut Ave Vineland, NJ 08360	9.47%

	Robert A. Florance 172 Horne Way Millbury, MA 01527	11.36%
	Bland IRA 3316 Bell Blvd. Bayside, NY 11361	9.20%

James Alpha Global Enhanced Real Return Portfolio – Class C	Jannard P.O. Box 9767 Newport Coast, CA 92658	5.27%
	Richard Allman 777 East Wisconsin Ave. Milwaukee, WI 53202	5.29%
	Weinreb 6069 Azalea Lane Dallas, TX 75230	5.47%
	IRA FBO Briz Ogbur P.O. Box 2052 Jersey City, NJ 07303	5.46%
James Alpha Multistrategy Alternative Income Portfolio- Class C	Christine Lyon 501 North Broadway St. Louis, MO 63102	99.90%

U.S. Government Money Market Portfolio – Class I	Trust Company of AME P.O. Box 6503 Englewood, CO 80155	5.28%

Municipal Bond Portfolio – Class I	Robert Theis 420 Cyprus Dr. Los Altos, CA 94022	14.85%
	Graham Trust 32 Choke Cherry Court Carbondale, CO 81623	5.93%
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	Luay Y. Kajy 14636 Fern Hammock Dr. Jacksonville, FL 32258	11.18%
Investment Quality Bond Portfolio- Class I	Trust Company of AME P.O. Box 6503 Englewood, CO 80155	5.61%

Technology & Communications Portfolio – Class I	Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	6.95%

Health & Biotechnology Portfolio – Class I	Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 91404	6.58%

Energy & Basic Materials Portfolio – Class I	Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	6.90%

James Alpha Global Enhanced Real Return Portfolio- Class I	Denis J. Nayden 631 Long Ridge Rd. #54 Stamford, CT 06902	26.92%
	The Brynjolfsson Living Trust 30621 Steeplechase Dr. San Juan Capistrano, CA 92612	67.67%

James Alpha Global Real Estate Investments Portfolio – Class I	Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	7.07%
	Merrill Lynch Pierce Fenner Smith 4800 Deer Lake Dr. East Jacksonville, FL 32246	21.24%
James Alpha Multi Strategy Alternative Income Portfolio- Class I	Denis Nayden 131 Quayside Dr. Jupiter, FL 33477	100%

TRUSTEES AND OFFICERS

The Trustees and executive officers of the Trust, and their principal occupations during the past five years, are set forth in the table below. Bruce E. Ventimiglia, Stephen Ventimiglia, Jonathan W. Ventimiglia and James S. Vitalie are “interested persons” of the Trust (as that term is defined in the 1940 Act) by virtue of their positions as officers and/or directors of the Managers. Bruce E. Ventimiglia is also the sole director of the Subsidiary.

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Name, Age and Address	Position(s) Held with Trust	Term*/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES:
Bruce E. Ventimiglia, 60 1616 N. Litchfield Rd Suite 165 Goodyear, AZ 85395	President, CEO, and Chairman of the Board of Trustees**	Since September 1994	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC	19	Co-Chair, Business and Labor Coalition of New York (2006-2011)

INDEPENDENT TRUSTEES:
Patrick H. McCollough, 73 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since September 1994	Consultant to the law and government relations firm of Kelly Cawthorne, PLLC	19	Trustee, Board of Harbor Beach Community Hospital (2011-present)
Udo Koopmann, 74 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since April 1997	Retired	19	Nonze
Floyd E. Seal, 66 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since April 1997	Director of Operations, Pet Goods Manufacturing & Imports (January 2013 – Present); Chief Executive Officer and 100% owner of Tarahill, Inc., d.b.a. Pet Goods Manufacturing & Imports, Dahlonega, GA (1992-2012)	19	None
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Stephen H. Hamrick, 63 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since January 2003	President and Chief Executive Officer, Terra Capital Markets, LLC (January 2011-Present) (broker-dealer); President, Lightstone Value Plus REIT (September 2007-July 2010) (real estate investment trust); President, Lightstone Securities LLC (July 2006- July 2010) (broker-dealer); Managing Director, WP Carey & Co. (2001-2006) (Real Estate Investments and Management); Chairman & President, Carey Financial Corp. (1994-2006) (broker-dealer)	19	None
OFFICERS:

Stephen Ventimiglia, 59 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Vice President and Secretary **	Since September 1994	Vice Chairman and Chief Investment Officer of Saratoga Capital Management, LLC	19	None
Jonathan W. Ventimiglia, 32 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Treasurer, Chief Financial Officer, Vice President & Assistant Secretary ***	Treasurer & Chief Financial Officer since July 2009; Vice President & Assistant Secretary since January 2008	Chief Financial Officer, Chief Compliance Officer (July 2009 - Present), Marketing Associate (August 2005- Present) of Saratoga Capital Management, LLC	19	None
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James S. Vitalie, 55 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Vice President	Since January 2011	President of James Alpha Management, LLC (March 2008 – Present); Institutional Group Head of Old Mutual Capital (September 2005 – March 2008)	19	None
Michael J. Wagner, 65 c/o Northern Lights Compliance Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, NY 11788	Chief Compliance Officer	Since July 2006	President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present); Senior Vice President of Northern Lights Compliance Services, LLC (2004-2006); Vice President of GemCom, LLC (2004-present)	19	None

* Each Trustee will serve an indefinite term until his or her successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

** Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

*** Jonathan W. Ventimiglia is Bruce E. Ventimiglia’s son.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee as of December 31, 2014 is shown in the tables below.

Name of Trustee	Dollar Range of Equity Securities in the Trust
Bruce E. Ventimiglia	over $100,000
Patrick H. McCollough	over $100,000
Udo W. Koopmann	$10,001-$50,000
Floyd E. Seal	$1 - $10,000
Stephen H. Hamrick	$50,001-$100,000

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser, sub-adviser or principal underwriter of the Trust.

Board Leadership Structure, Risk Oversight and Trustee Qualifications

The Board of the Trust consists of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (the “Independent Trustees”). The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by Saratoga and other service providers to the Trust. Saratoga is responsible for overseeing the day-to-day business affairs of the Trust. James Alpha Management is responsible for selecting and overseeing one or more sub-advisers to manage one or more investment strategies of the James Alpha Multi Strategy Portfolio, James Alpha Managed Risk Domestic Equity Portfolio and James Alpha Managed Risk Emerging Markets Equity Portfolio.

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The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee possesses the requisite skills and attributes to carry out his oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Managers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a Board member of the Trust; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Mr. Ventimiglia, his status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee:

Bruce Ventimiglia

Mr. Ventimiglia has business and financial experience through his service as the Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC, and as a Trustee of the Trust since September 1994. Mr. Ventimiglia was previously a Senior Vice President and the National Director of Financial Services for Prudential Securities Incorporated and was a member of that firm’s Operating Council. In addition, he was previously Co-Chair of the Business and Labor Coalition of New York.

Patrick McCollough

Mr. McCollough has business and financial experience through his consulting relationship to a law and government relations firm, his former service as a partner in a law firm, and as a Trustee of the Trust since September 1994. Mr. McCollough also served as a Michigan State Senator, where he was Chairman of the Finance Committee.

Floyd Seal

Mr. Seal has business, financial and accounting experience through his service as the Director of Operations of Pet Goods Manufacturing & Imports, through his previous service as the Chief Executive Officer and owner of Tarahill Inc., d.b.a. Pet Goods Manufacturing & Imports, as a Certified Public Accountant and as a Trustee of the Trust since April 1997.

Udo Koopmann

Mr. Koopmann has business and financial experience through his previous service as Chief Financial and Administrative Executive of the North American subsidiary of Klockner & Company AG, a multinational German company and as a Trustee of the Trust since April 1997.

Stephen Hamrick

Mr. Hamrick has business and financial experience through his service as President and Chief Executive Officer of Terra Capital Markets, LLC, a broker-dealer, and through his former service as President of Lightstone Value Plus REIT (a real estate investment trust) and Lightstone Securities LLC (a broker-dealer), and his former service as a Managing Director of W.P. Carey & Co., a real estate investments and management firm, Chairman and President of Carey Financial Corp., a broker-dealer, and as a Trustee of the Trust since January 2003.

The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios

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in the Trust overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth above.

The Board of the Trust met four times during the fiscal year ended August 31, 2015.

The Board has an Audit Committee consisting of three Trustees who are Independent Trustees. Messrs. Seal, Koopmann and McCollough are members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee met four times during the fiscal year ended August 31, 2015. Mr. Ventimiglia serves as Chairman of the Board and in this capacity presides at all Board meetings of the Trustees and oversees the functioning of the Board activities. In selecting Mr. Ventimiglia to serve as Chairman of the Board of the Trust, the Board of Trustees has determined that the use of an interested person as Chairman is appropriate and benefits shareholders. The Board believes that an interested Chairman has a personal as well as a professional stake in the management of the Trust and that the Board’s leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust.

The Independent Trustees also believe that because a majority of the Trustees are independent trustees, the Board is able to operate in a manner that provides for an appropriate level of independent action and oversight. The Independent Trustees regularly meet outside the presence of management during which time they review matters relating to the independent oversight of the Trust and are advised by independent legal counsel. As a result, the Independent Trustees believe that they can act independently and effectively without having an Independent Trustee serving as Chairman of the Board or as a lead independent trustee.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. Personnel of the Managers seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board, the Managers employ a variety of processes, procedures and controls in seeking to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances

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if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Managers and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that may arise and responses thereto.

Compensation

As of December 31, 2013, each Independent Trustee received fees for attendance, in-person or by telephone, at regular or special Board and Audit Committee and other committee meetings and at non-regular limited purpose Board meetings, based on the aggregate value of the Portfolios’ assets on the last day of the reporting month for each meeting according to the following schedule:

Aggregate Value of Portfolios’ Assets	Trustee Fee Per Board Meeting Day	Trustee Fee Per Audit Committee Meeting and Other Committee Meeting Day	Trustee Fee Per Non-Regular Limited Purpose Board Meeting
Below $200 million	$2,500	$500	$500
$200 million to $249,999,999	$3,000	$600	$500
$250 million to $299,999,999	$3,500	$700	$500
$300 million to $349,999,999	$4,000	$800	$500
$350 million to $399,999,999	$4,500	$900	$500
$400 million and above	$5,000	$1,000	$500

Such compensation is paid by each Portfolio in proportion to each Portfolio’s assets relative to the aggregate of all of the Portfolios’ assets, with the exception of the U.S. Government Money Market Portfolio for which the Trustees have agreed to waive their fees.

The following table sets forth the aggregate compensation paid by the Trust to each of the Trustees for the fiscal year ended August 31, 2015.

Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustee
Bruce E. Ventimiglia	None	N/A	N/A	None
Patrick H. McCollough	$28,439.64	N/A	N/A	$28,439.64
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Udo W. Koopmann	$28,439.64	N/A	N/A	$28,439.64
Floyd E. Seal	$28,439.64	N/A	N/A	$28,439.64
Stephen H. Hamrick	$24,516.70	N/A	N/A	$24,516.70

General Information about the Board. The Board is responsible for protecting the interests of the Trust’s shareholders. The Trustees meet periodically throughout the year to oversee the Trust’s activities, review its performance and review the actions of the Managers, which are responsible for the Portfolios’ day-to-day operations. Four regular meetings were held during the fiscal year ended August 31, 2015.

Committees. The Board of Trustees has appointed a standing Audit Committee comprised solely of Independent Trustees. Currently, the Audit Committee is composed of Messrs. McCollough, Koopmann, and Seal. The Audit Committee, among other matters, approves professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services, makes recommendations to the Board with respect to the engagement of the independent registered public accounting firm and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Portfolios’ financial operations.

[As of December [ ], 2015, the Trustees and Officers of the Trust as a group owned 1.34% of the Financial Services Portfolio.]

MANAGEMENT AND OTHER SERVICES

The Initial Portfolios

Saratoga Capital Management, LLC serves as Manager to the Initial Portfolios. Saratoga is located at 1616 N. Litchfield Rd., Suite 165, Goodyear, Arizona 85395.

Pursuant to a Management Agreement with the Trust (the “Management Agreement”), Saratoga, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages the operations of the Initial Portfolios, reviews the performance of the Advisers to these Portfolios, and makes recommendations to the Trustees with respect to their retention and renewal of contracts. The Management Agreement with Saratoga was most recently approved by the Board of Trustees of the Trust, including by a majority of the non-interested Trustees at a meeting held on April 10, 2015.

Saratoga and the Trust have obtained an exemptive order (the “Order”) from the SEC that permits Saratoga to enter into investment advisory agreements with Advisers without obtaining shareholder approval. Saratoga, subject to the review and approval of the Board of Trustees of the Trust, selects Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

The Order also permits Saratoga, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders.

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Saratoga compensates each Adviser out of its management fee.  The following table sets forth the annual management fee rates payable by each Initial Portfolio to Saratoga pursuant to the Management Agreement, expressed as a percentage of the Portfolio’s average daily net assets:

Initial Portfolio	Total Management Fee
Large Capitalization Growth Portfolio	0.65%
Large Capitalization Value Portfolio	0.65%
Mid Capitalization Portfolio	0.75%
Small Capitalization Portfolio	0.65%
International Equity Portfolio	0.75%
Investment Quality Bond Portfolio	0.55%
Municipal Bond Portfolio	0.55%
U.S. Government Money Market Portfolio	0.475%
Health & Biotechnology Portfolio	1.25%
Technology & Communications Portfolio	1.25%
Financial Services Portfolio	1.25%
Energy & Basic Materials Portfolio	1.25%

The fee is computed daily and payable monthly. Currently, Saratoga is voluntarily limiting total annual operating expenses of the Initial Portfolios as follows:

Name of Portfolio	Class I Shares	Class A Shares	Class C Shares
Large Capitalization Growth Portfolio	2.60%	3.00%	3.60%
Large Capitalization Value Portfolio	2.60	3.00	3.60
Mid Capitalization Portfolio	2.60	3.00	3.60
Small Capitalization Portfolio	2.60	3.00	3.60
International Equity Portfolio	2.90	3.30	3.90
Investment Quality Bond Portfolio	1.90	2.30	2.90
Municipal Bond Portfolio	1.90	2.30	2.90
U.S. Government Money Market Portfolio	1.75	2.15	2.75
Health & Biotechnology Portfolio	3.00	3.40	4.00
Technology & Communications Portfolio	3.00	3.40	4.00
Financial Services Portfolio	3.00	3.40	4.00
Energy & Basic Materials Portfolio	3.00	3.40	4.00

Subject to the supervision and direction of Saratoga with respect to the Initial Portfolios and, ultimately, the Trustees, each Adviser manages the securities held by the Initial Portfolio it serves in accordance with the Initial Portfolio’s stated investment objective and policies, makes investment decisions for the Initial Portfolio and places orders to purchase and sell securities on behalf of the Initial Portfolio.

The following table shows for the past three fiscal years: (i) the amount of management fees paid by each Initial Portfolio to Saratoga and (ii) the amount of the management fees waived by Saratoga and other expenses reimbursed by Saratoga.

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	MANAGEMENT FEES PAID BY INITIAL PORTFOLIOS TO SARATOGA	MANAGEMENT FEES WAIVED BY SARATOGA AND OTHER EXPENSES REIMBURSED BY SARATOGA

U.S. Government Money Market Portfolio

August 31, 2013	$53,994	$98,914
August 31, 2014	$51,546	$90,381
August 31, 2015	[ ]	[ ]

Investment Quality Bond Portfolio

August 31, 2013	$50,015	-
August 31, 2014	$44,578	$272
August 31, 2015	[ ]	[ ]

Municipal Bond Portfolio

August 31, 2013	$17,381	$13,519
August 31, 2014	$7,370	$10,974
August 31, 2015	[ ]	[ ]

Large Capitalization Value Portfolio

August 31, 2013	$129,881	-
August 31, 2014	$165,113	-
August 31, 2015	[ ]	[ ]

Large Capitalization Growth Portfolio

August 31, 2013	$152,489	-
August 31, 2014	$199,649	-
August 31, 2015	[ ]	[ ]

Small Capitalization Portfolio

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August 31, 2013	$72,217	-
August 31, 2014	$82,357	-
August 31, 2015	[ ]	[ ]

International Equity Portfolio

August 31, 2013	$52,615	$13,370
August 31, 2014	$57,862	-
August 31, 2015	[ ]	[ ]

Health & Biotechnology Portfolio

August 31, 2013	$218,431	-
August 31, 2014	$257,741	-
August 31, 2015	[ ]	[ ]

Technology & Communications Portfolio

August 31, 2013	$679,488	-
August 31, 2014	$642,405	-
August 31, 2015	[ ]	[ ]

Energy & Basic Materials Portfolio

August 31, 2013	$54,201	-
August 31, 2014	$58,292	-
August 31, 2015	[ ]	[ ]

Financial Services Portfolio

August 31, 2013	$19,985	$43,133
August 31, 2014	$21,875	$15,626
August 31, 2015	[ ]	[ ]

Mid Capitalization Portfolio

August 31, 2013	$106,545	-
August 31, 2014	$130,018	-
August 31, 2015	[ ]	[ ]

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Expenses not expressly assumed by Saratoga under the Management Agreement are paid by the Trust. Expenses incurred by a Portfolio are allocated among the various Classes of shares pro rata based on the net assets of the Portfolio attributable to each Class, except that 12b-1 fees relating to a particular Class are allocated directly to that Class. In addition, other expenses associated with a particular Class, except advisory or custodial fees, may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class, and the direct allocation to that Class is approved by the Trust’s Board of Trustees. The fees payable to each Adviser pursuant to the Investment Advisory Agreements between each Adviser and Saratoga with respect to the Portfolios are paid by Saratoga. Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses among others: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust’s Advisers, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of maintaining certain required records of the Trust and of pricing the Trust’s shares, (d) the charges and expenses of legal counsel and the independent registered public accounting firm for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Manager or Advisers) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

The Management Agreement provides that Saratoga will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than one year from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.

The James Alpha Real Return Portfolio

The Trust, on behalf of the James Alpha Real Return Portfolio, has entered into an investment advisory agreement with Armored Wolf (the “Armored Wolf Advisory Agreement”). Under the Armored Wolf Advisory Agreement, subject to the general supervision of the Board of Trustees, Armored Wolf is responsible for managing the Portfolio in accordance with its investment objective and polices. Armored Wolf has discretion to invest and reinvest the Portfolio’s assets in securities and other instruments. The Armored Wolf Advisory Agreement was most recently approved by the Board of Trustees on April 10, 2015 and will continue in effect from year-to-year if such continuance is specifically approved at least annually by the Board of Trustees and a majority of Independent Trustees or by vote of a majority of the James Alpha Real Return Portfolio’s outstanding voting securities and by a majority of the trustees who are not parties to the Armored Wolf Advisory Agreement or interested persons of any such

58

party, at a meeting called for the purpose of voting on the Armored Wolf Advisory Agreement. The Armored Wolf Advisory Agreement is terminable without penalty by the Trust on behalf of the James Alpha Real Return Portfolio immediately upon written notice when authorized either by a majority vote of the James Alpha Real Return Portfolio’s shareholders or by a vote of a majority of the Board of Trustees, or by Armored Wolf upon six months’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Armored Wolf Advisory Agreement provides that Armored Wolf, under such Agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Armored Wolf Portfolio, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations or duties thereunder.

In consideration of the services provided by Armored Wolf pursuant to the Armored Wolf Advisory Agreement, Armored Wolf is entitled to receive from the James Alpha Real Return Portfolio an investment advisory fee of 1.10% per annum of the James Alpha Real Return Portfolio’s average net assets computed daily and paid monthly. However, Armored Wolf may voluntarily agree to waive a portion of the fees payable to it on a month to month basis, including additional fees above and beyond any written agreement Armored Wolf may have to waive fees and/or reimburse the James Alpha Real Return Portfolio’s expenses.

Pursuant to an operating expense limitation agreement (the “Expense Limitation Agreement”) between Armored Wolf and the James Alpha Real Return Portfolio, Armored Wolf has agreed to waive its fees and/or absorb expenses of the James Alpha Real Return Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, liquidation or reorganization, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the James Alpha Real Return Portfolio do not exceed 1.50%, 1.25% and 2.25% of the James Alpha Real Return Portfolio’s average net assets, for Class A, Class I and Class C shares, respectively, through December 31, 2016. The Expense Limitation Agreement can be terminated only by, or with the consent, of the Board of Trustees. Armored Wolf is permitted to seek reimbursement from the James Alpha Real Return Portfolio, subject to limitations, for fees it waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid, as long as the reimbursement does not cause the James Alpha Real Return Portfolio’s operating expenses to exceed the expense cap.

The Subsidiary has entered into an investment advisory agreement with Armored Wolf (the “Subsidiary Advisory Agreement”). Under the Subsidiary Advisory Agreement, subject to the general supervision of the sole director of the Subsidiary, Armored Wolf is responsible for managing the Subsidiary in accordance with its investment objective and polices. Armored Wolf has discretion to invest and reinvest the Subsidiary’s assets in securities and other instruments. The Subsidiary Advisory Agreement was most recently approved by the Board of Trustees on April 10, 2015 and will continue in effect from year-to-year if such continuance is specifically approved at least annually by the Board of Trustees and a majority of Independent Trustees or by vote of a majority of the Subsidiary’s outstanding voting securities and by a majority of the trustees who are not parties to the Subsidiary Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Subsidiary Advisory Agreement. The Subsidiary Advisory Agreement is terminable without penalty by the Subsidiary immediately upon written notice when authorized either by a majority vote of the Subsidiary’s shareholders or by the sole director of the Subsidiary, or by Armored Wolf

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upon six months’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Subsidiary Advisory Agreement provides that Armored Wolf, under such Agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Armored Wolf Portfolio, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations or duties thereunder.

In consideration of the services provided by Armored Wolf pursuant to the Subsidiary Advisory Agreement, Armored Wolf is entitled to receive from the Subsidiary an investment advisory fee of 1.10% per annum of the Subsidiary’s average net assets computed daily and paid monthly. Although the James Alpha Real Return Portfolio indirectly bears this expense as a result of the Portfolio’s ownership of the Subsidiary, the Manager has agreed to waive the management fee it receives from the Portfolio in an amount equal to the management fee it receives from the Subsidiary. For the fiscal year ended August 31, 2013, management fees amounted to $316,766, of which Armored Wolf waived $234,861. For the fiscal year ended August 31, 2014, management fees amounted to $366,873, of which Armored Wolf waived $246,983. For the fiscal year ended August 31, 2015, management fees amounted to $[ ], of which Armored Wolf waived $[ ].

The James Alpha Global Real Estate Portfolio

The Trust, on behalf of the James Alpha Global Real Estate Portfolio, has entered into an investment advisory agreement with Ascent (the “Ascent Advisory Agreement”). Under the Ascent Advisory Agreement, subject to the general supervision of the Board of Trustees, Ascent is responsible for managing the Portfolio in accordance with its investment objective and polices. Ascent has discretion to invest and reinvest the Portfolio’s assets in securities and other instruments. The Ascent Advisory Agreement was most recently approved by the Board of Trustees on April 10, 2015 and will continue in effect from year-to-year if such continuance is specifically approved at least annually by the Board of Trustees and a majority of Independent Trustees or by vote of a majority of the James Alpha Global Real Estate Portfolio’s outstanding voting securities and by a majority of the trustees who are not parties to the Ascent Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Ascent Advisory Agreement. The Ascent Advisory Agreement is terminable without penalty by the Trust on behalf of the James Alpha Global Real Estate Portfolio immediately upon written notice when authorized either by a majority vote of the James Alpha Global Real Estate Portfolio’s shareholders or by a vote of a majority of the Board of Trustees, or by Ascent upon six months’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Ascent Advisory Agreement provides that Ascent, under such Agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Ascent Portfolio, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations or duties thereunder.

In consideration of the services provided by Ascent pursuant to the Ascent Advisory Agreement, Ascent is entitled to receive from the James Alpha Global Real Estate Portfolio an investment advisory fee of 1.20% per annum of the James Alpha Global Real Estate Portfolio’s average net

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assets on the first $500 million in net assets, computed daily and paid monthly. The management fee will decrease as the net assets of the Fund increase over $500,000,000. The applicable annual rate of the management fee according to the Fund’s net assets is set forth in the table below.

Average Daily Net Assets of the Fund	Annual Management Fee Rate (as a Percentage of Average Daily Net Assets)
Up to and including $500,000,000	1.20%
Next $499,999,999 (Assets from $500,000,001-$1,000,000,000)	1.10%
Next $999,999,999 (Assets from $1,000,000,001- $2,000,000,000)	1.00%
Next $999,999,999 (Assets from $2,000,000,001-$3,000,000,000)	0.90%
Assets over $3,000,000,000	0.80%

Ascent may voluntarily agree to waive a portion of the fees payable to it on a month to month basis, including additional fees above and beyond any written agreement Ascent may have to waive fees and/or reimburse the James Alpha Global Real Estate Portfolio’s expenses.

For the fiscal year ended August 31, 2014, pursuant to an operating expense limitation agreement (the “Expense Limitation Agreement”) between Ascent and the James Alpha Global Real Estate Portfolio, Ascent agreed to waive its fees and/or absorb expenses of the James Alpha Global Real Estate Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, liquidation or reorganization, and extraordinary or non-routine expenses) for the James Alpha Global Real Estate Portfolio do not exceed 2.44%, 1.49% and 2.67% of the James Alpha Global Real Estate Portfolio’s average net assets, for Class A, Class I and Class C shares, respectively, through December 31, 2014. Effective October 30, 2014 and continuing through December 31, 2016, Ascent has contractually agreed to reimburse expenses and/or waive a portion of its management fee to the extent necessary to limit the James Alpha Global Real Estate Portfolio’s total annual operating expenses inclusive of Acquired Fund Fees and Expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation and extraordinary or non-routine expenses) to an annual rate of 1.99%, 1.49% and 2.67% of the James Alpha Global Real Estate Portfolio’s average net assets for Class A, Class I and Class C shares, respectively. The Expense Limitation Agreement can be terminated only by, or with the consent, of the Board of Trustees. Ascent is permitted to seek reimbursement from the James Alpha Global Real Estate Portfolio, subject to limitations, for fees it waived and Portfolio expenses it paid within three (3) years of

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the end of the fiscal year in which such fees were waived or expenses paid, as long as the reimbursement does not cause the James Alpha Global Real Estate Portfolio’s operating expenses to exceed the expense cap. For the fiscal year ended August 31, 2013, management fees amounted to $1,160,219, of which Ascent waived $8,284. For the fiscal year ended August 31, 2013, Ascent was reimbursed $471,406 from the James Alpha Global Real Estate Portfolio for previously waived/and or reimbursed fees. For the fiscal year ended August 31, 2014, management fees amounted to $3,038,221, of which Ascent waived and/or reimbursed expenses amounting to $235,873. For the fiscal year ended August 31, 2014, Ascent was reimbursed $418,709 from the James Alpha Global Real Estate Portfolio for previously waived/and or reimbursed fees. [For the fiscal year ended August 31, 2015, management fees amounted to $[ ], of which Ascent waived and/or reimbursed expenses amounting to $[ ]. For the fiscal year ended August 31, 2015, Ascent was reimbursed $[ ] from the James Alpha Global Real Estate Portfolio for previously waived/and or reimbursed fees.]

The James Alpha Multi Strategy Portfolio

The Trust, on behalf of the Portfolio, has entered into an investment management agreement with James Alpha Management (the “James Alpha Management Agreement”). Under the James Alpha Management Agreement, subject to the general supervision of the Board of Trustees, James Alpha Management is responsible for managing the Portfolio in accordance with its investment objective and polices. James Alpha Management has discretion to invest and reinvest the Portfolio’s assets in securities and other instruments. The James Alpha Management Agreement was approved by the Board of Trustees on April 11, 2014 for an initial period of two years from commencement of operations. The James Alpha Management Agreement will continue in effect from year-to-year if such continuance is specifically approved at least annually by the Board of Trustees and a majority of Independent Trustees or by vote of a majority of the Portfolio’s outstanding voting securities and by a majority of the trustees who are not parties to the James Alpha Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the James Alpha Management Agreement. The James Alpha Management Agreement is terminable without penalty by the Trust on behalf of the Portfolio immediately upon written notice when authorized either by a majority vote of the Portfolio’s shareholders or by a vote of a majority of the Board of Trustees, or by James Alpha upon six months’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The James Alpha Management Agreement provides that James Alpha Management, under such Agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Portfolio, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations or duties thereunder.

The Manager has obtained exemptive relief from the SEC, which permits the Manager, subject to certain conditions, to enter into and materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of certain Portfolios without shareholder approval. This means that the Manager is able to reduce the sub-advisory fee and retain a larger portion of the management fee, or increase the sub-advisory fee and retain a smaller portion of the management fee. Under a manager of managers structure, the Manager has ultimate responsibility, subject to oversight of the Board of Trustees, for overseeing the Trust’s sub-advisers and recommending to the Board of Trustees their hiring, termination, or replacement. Within 90 days of retaining a new sub-adviser, shareholders of the Portfolio will receive

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notification of the change. This manager of managers structure enables the Portfolio to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by the Portfolio to be increased or change the Manager’s obligations under the investment advisory agreement, including the Manager’s responsibility to monitor and oversee sub-advisory services furnished to the Portfolio, without shareholder approval.

In consideration of the services provided by the Manager pursuant to the James Alpha Management Agreement, James Alpha Management is entitled to receive from the Portfolio an investment advisory fee of 2.00% per annum of the Portfolio’s average daily net assets.

James Alpha Management may voluntarily agree to waive a portion of the fees payable to it on a month to month basis, including additional fees above and beyond any written agreement James Alpha Management may have to waive fees and/or reimburse the Portfolio’s expenses.

Pursuant to an operating expense limitation agreement (the “Expense Limitation Agreement”) between James Alpha Management and the Portfolio, the Manager has agreed to waive its fees and/or absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, liquidation or reorganization, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the Portfolio do not exceed 2.75%, 2.50% and 3.50% of the Portfolio’s average net assets, for Class A, Class I and Class C shares, respectively, through December 31, 2016. The Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Board of Trustees. The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for fees it waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed the expense cap in place at the time the expense was incurred.

The James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio and the James Alpha Family Office Portfolio

The Trust, on behalf of each Portfolio, has entered into an investment management agreement with James Alpha Management (each a “James Alpha Management Agreement”). Under each James Alpha Management Agreement, subject to the general supervision of the Board of Trustees, the Manager is responsible for managing each Portfolio in accordance with its investment objective and polices. The Manager has discretion to invest and reinvest each Portfolio’s assets in securities and other instruments. The James Alpha Management Agreements on behalf of the James Alpha Managed Risk Domestic Equity Portfolio and the James Alpha Managed Risk Emerging Markets Equity Portfolio were approved by the Board of Trustees on February 5, 2015. The James Alpha Management Agreement on behalf of the James Alpha Family Office Portfolio was approved by the Board of Trustees on October 28, 2014. Each James Alpha Management Agreement has an initial term of two years. Each James Alpha Management Agreement will continue in effect from year-to-year if such continuance is specifically approved at least annually by the Board of Trustees and a majority of Independent Trustees or by vote of a majority of a Portfolio’s outstanding voting securities and by a majority of the trustees who are not parties to the James Alpha Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the James Alpha Management Agreement. Each James Alpha Management Agreement is terminable without

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penalty by the Trust on behalf of a Portfolio immediately upon written notice when authorized either by a majority vote of the Portfolio’s shareholders or by a vote of a majority of the Board of Trustees, or by James Alpha upon 180 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). Each James Alpha Management Agreement provides that the Manager, under such Agreement, shall not be liable for any error of judgment or for any loss suffered by a Portfolio in connection with performance of the Manager’s obligations under such Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties.

The Manager has entered into an investment advisory agreement with EAB on behalf of each of the James Alpha Managed Risk Domestic Equity Portfolio and the James Alpha Managed Risk Emerging Markets Equity Portfolio (each a “Sub-Advisory Agreement”). Under each Sub-Advisory Agreement, subject to the general supervision of the Board of Trustees and the Manager, EAB is delegated the responsibility for managing the Portfolio in accordance with its investment objective and polices. Under this delegated authority, EAB has discretion to invest and reinvest the Portfolio’s assets in securities and other instruments. Each Sub-Advisory Agreement was approved by the Board of Trustees on February 5, 2015 for an initial period of two years. Each Sub-Advisory Agreement will continue in effect from year-to-year if such continuance is specifically approved at least annually by the Board of Trustees and a majority of Independent Trustees or by vote of a majority of a Portfolio’s outstanding voting securities and by a majority of the trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Sub-Advisory Agreement. Each Sub-Advisory Agreement is terminable without penalty by the Trust on behalf of the Portfolio immediately upon written notice when authorized either by a majority vote of the Portfolio’s shareholders or by a vote of a majority of the Board of Trustees, or by EAB upon 180 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). Each Sub-Advisory Agreement provides that EAB, under such Agreement, shall not be liable for any investment loss suffered by the Portfolio in connection with matters to which the Sub-Advisory Agreement relates, except in the case of EAB’s negligence, actual misconduct or violation of any applicable statute; provided, however, that this limitation shall not act to relieve EAB from any responsibility, obligation or duty which EAB may have under any federal or state securities acts or other applicable statutes. The Manager and EAB have also entered into a separate agreement whereby the Manager will share with EAB certain revenue received by the Manager in the event that either or both of the James Alpha Managed Risk Domestic Equity Portfolio or James Alpha Managed Risk Emerging Markets Equity Portfolio is sold to a third-party buyer via a merger or asset acquisition.

In consideration of the services provided by the Manager pursuant to the James Alpha Management Agreements, the Manager is entitled to receive from each Portfolio an investment advisory fee of 1.20% per annum of each Portfolio’s average daily net assets.

The Manager may voluntarily agree to waive a portion of the fees payable to it on a month to month basis, including additional fees above and beyond any written agreement the Manager may have to waive fees and/or reimburse the Portfolio’s expenses.

Pursuant to operating expense limitation agreements (each, an “Expense Limitation Agreement”) between the Manager and the Trust, on behalf of the James Alpha Managed Risk Domestic Equity Portfolio and James Alpha Managed Risk Emerging Markets Equity Portfolio , the Manager has agreed to waive its fees and/or absorb expenses of each Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front-end and contingent deferred

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sales loads, taxes, leverage, interest, dividend and interest expenses on short sales, brokerage commissions, expenses incurred in connection with any merger, liquidation or reorganization, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the James Alpha Managed Risk Domestic Equity Portfolio and James Alpha Managed Risk Emerging Markets Equity Portfolio do not exceed 2.45%, 1.99% and 3.20% of each Portfolio’s average net assets, for Class A, Class I and Class C shares, respectively, through December 31, 2016. Pursuant to an Expense Limitation Agreement between the Manager and the Trust, on behalf of the James Alpha Family Office Portfolio, the Manager has agreed to waive its fees and/or absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front-end and contingent deferred sales loads, taxes, leverage, interest, dividend and interest expenses on short sales, brokerage commissions, expenses incurred in connection with any merger, liquidation or reorganization, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the James Alpha Family Office Portfolio do not exceed 2.75%, 2.50% and 3.50% of the Portfolio’s average net assets, for Class A, Class I and Class C shares, respectively, through December 31, 2016. The Expense Limitation Agreements can be terminated only by, or with the consent, of the Board of Trustees. The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for fees it waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed the expense cap.

To assist the Manager in its obligation to limit the James Alpha Managed Risk Domestic Equity Portfolio’s and James Alpha Managed Risk Emerging Markets Equity Portfolio’s total expenses pursuant to the Expense Limitation Agreements, EAB has entered into Sub-Expense Limitation Agreements with the Manager, pursuant to which EAB agrees pay one half (50%) of the total advisory fees waived and Portfolio expenses reimbursed by the Manager.

PORTFOLIO MANAGERS

Other Accounts Managed

The following table lists the number and types of accounts managed by each portfolio manager for each Portfolio and assets under management in those accounts as of August 31, 2015.

Portfolio Manager	Portfolio(s) Managed	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts*	Assets Managed ($ millions)	Total Assets Managed ($ millions)
James P. O’Mealia Sunnymeath Asset Management, Inc.	Investment Quality Bond Portfolio	1	$9.6	5	$55.4	23	$38.6	$103.6
Evan Lamp** 16th Amendment Advisors LLC	Municipal Bond Portfolio	0	0	1	$29.053	35**	$118.192	$147.245
Jed McCarthy** 16th Amendment Advisors LLC	Municipal Bond Portfolio	0	0	1	$29.053	35**	$118.192	$147.245
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Martin D. Sass M.D. Sass Investors Services, Inc.	Large Capitalization Value Portfolio	1	$25	1	$135	26	$282	$442
Aziz V. Hamzaogullari Loomis, Sayles & Company, L.P.	Large Cap Growth Portfolio	7	$7,504	6	$1,179	57	$4,166	$12,849
Thomas M. Finucane Loomis, Sayles & Company, L.P.	Financial Services Portfolio	0	0	0	0	10	$6.7	$6.7
Chris D. Wallis Vaughan Nelson Investment Management, LP	Mid Capitalization Portfolio	7	$2,710.1	3	$147.4	388	$5,775.3	$8,632.8
Scott J. Weber Vaughan Nelson Investment Management, LP	Mid Capitalization Portfolio	7	$2,710.1	3	$147.4	388	$5,775.3	$8,632.8
Dennis G. Alff Vaughan Nelson Investment Management, LP	Mid Capitalization Portfolio	7	$2,710.1	3	$147.4	388	$5,775.3	$8,632.8
Chad D. Fargason, PhD Vaughan Nelson Investment Management, LP	Mid Capitalization Portfolio	7	$2,710.1	3	$147.4	388	$5,775.3	$8,632.8
David Cohen, CFA Loomis, Sayles & Company, L.P.	Energy & Basic Materials Portfolio	0	0	0	0	7	$1.3	$1.3
Anthony R. Ursillo, CFA Loomis, Sayles & Company, L.P.	Technology & Communications Portfolio	0	0	0	0	7	$1.3	$1.3
Richard C. Crable Loomis, Sayles & Company, L.P.	Technology & Communications Portfolio	0	0	0	0	10	$0.996	$0.996
Mitchel Zacks Zacks Investment Management, Inc.	Small Capitalization Portfolio	4	$159	5	$172.2	13,749	$3,800	$4,131
Regina Chi DePrince, Race & Zollo, Inc.	International Equity Portfolio	1	$15.39	2	$126.14	6	$182.21	$323.74
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Mark Oelschlager Oak Associates, ltd.	Health & Biotechnology Portfolio Technology & Communications Portfolio	6	$553.3	0	0	101	$255.2	$808.5
Robert D. Stimpson, CFA Oak Associates, ltd.	Technology & Communications Portfolio	5	$318.4	0	0	101	$251.2	$569.6
John Brynjolfsson Armored Wolf, LLC	James Alpha Global Enhanced Real Return Portfolio	3	$125	3	$43	1	$51	$249

Andrew J. Duffy Ascent Investment Advisors, LLC	James Alpha Global Real Estate Investments Portfolio James Alpha Multi Strategy Alternative Income Portfolio	1	$372.00	1	$8.5	1	$12.3	$392.8
Kevin R. Greene James Alpha Management, LLC	James Alpha Multi Strategy Alternative Income Portfolio James Alpha Managed Risk Domestic Equity Portfolio James Alpha Managed Risk Emerging Markets Equity Portfolio James Alpha Family Office Portfolio	4	$29.00	5	$26.0	0	0	$55
James S. Vitalie James Alpha Management, LLC	James Alpha Multi Strategy Alternative Income Portfolio James Alpha Managed Risk Domestic Equity Portfolio James Alpha Managed Risk Emerging Markets Equity Portfolio James Alpha Family Office Portfolio	4	$29.0	5	$26.0	0	0	$55
Michael J. Montague	James Alpha Multi Strategy	4	$29.0	5	$26.0	0	0	$55
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James Alpha Management, LLC	Alternative Income Portfolio James Alpha Managed Risk Domestic Equity Portfolio James Alpha Managed Risk Emerging Markets Equity Portfolio James Alpha Family Office Portfolio
Akos Beleznay James Alpha Management, LLC	James Alpha Family Office Portfolio	1	$0	0	$0	0	$0	0
William H. Bales Bullseye Asset Management LLC	James Alpha Multi Strategy Alternative Income Portfolio	1	$3.5	3	$39.3	1	$40.1	$83.0
Jakob V. Holm, CFA Bullseye Asset Management LLC	James Alpha Multi Strategy Alternative Income Portfolio	1	$3.5	3	$39.3	1	$40.1	$53.0
Christopher Pultz Kellner Private Fund Management, LP	James Alpha Multi Strategy Alternative Income Portfolio	3	$145.1	1	$102.7	1	$47.7	$295.5
George Kellner Kellner Private Fund Management, LP	James Alpha Multi Strategy Alternative Income Portfolio	3	$145.1	1	$102.7	1	$47.7	$295.5
Darren R. Schuringa, CFA^ Yorkville Capital Management LLC	James Alpha Multi Strategy Alternative Income Portfolio	2	$7.6	3	$33	224	$143	$183.3
James A. Hug Yorkville Capital Management LLC	James Alpha Multi Strategy Alternative Income Portfolio	2	$7.6	3	$33	224	$143	$183.3
Leonard Edelstein Yorkville Capital Management LLC	James Alpha Multi Strategy Alternative Income Portfolio	2	$7.6	3	$33	22	$143	$183.3
Edward Boll EAB Investment Group, LLC	James Alpha Managed Risk Domestic Equity Portfolio James Alpha Managed Risk Emerging Markets Equity Portfolio	2	$10.5	1	$1.3	13	$11	$22.8
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William Visconto EAB Investment Group, LLC	James Alpha Managed Risk Domestic Equity Portfolio James Alpha Managed Risk Emerging Markets Equity Portfolio	2	$10.5	1	$1.3	13	$11	$22.8
James Ryan EAB Investment Group, LLC	James Alpha Managed Risk Domestic Equity Portfolio James Alpha Managed Risk Emerging Markets Equity Portfolio	2	$10.5	1	$1.3	13	$11	$22.8

* In addition to the accounts included herein, portfolio managers may also manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Portfolios.

** Includes one account with a performance based fee that totaled approximately $590,000 in assets.

Conflicts of Interest

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, an Adviser or Manager may receive fees from certain accounts that are higher than the fee it receives from the Portfolio, or it may receive a performance-based fee on certain accounts. The descriptions of the procedures to address conflicts of interest, if any, have been provided by the Advisers or Manager for their respective portfolio managers.

Sunnymeath Asset Management, Inc.

Possible Conflicts of Interest

Trade Allocation.

Sunnymeath Asset Management, Inc. (“Sunnymeath”) will utilize an established formula for allocating securities, including private placements, and/or recommendations among clients. Sunnymeath believes that this formula shall provide a fair and equitable basis for allocations and be consistently applied to all clients. Prior to the allocation of securities by Sunnymeath, Sunnymeath’s CCO will determine if a client’s investment objectives and suitability requirements qualify the client for participation in purchasing a specific security or private placement. If the client qualifies for participation in the purchase of a specific security or private placement, Sunnymeath will allocate a certain percentage of the total allocation to each qualified client based upon a formula that takes into account fund/account cash levels, industry representation and portfolio specific characterizations.

16th Amendment Advisors LLC

16th Amendment’s affiliated private investment fund and proprietary separately managed accounts may also invest in the same securities as other clients of the Adviser. 16th

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Amendment has policies and procedures in place that distinguish between the proprietary and investment strategies and provide for fair allocation of securities to all clients.

Zacks Investment Management, Inc.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds. Zacks Investment Management, Inc. (“Zacks” or “ZIM”) has adopted a policy to provide for fair and equitable treatment of all client accounts, and periodically reviews such policy.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple accounts.

The Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Advisor acts as advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the funds or other account(s) involved.  The Advisor has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

M.S. Sass Investors Services, Inc.

The investment teams at M.D. Sass may manage numerous accounts for multiple clients. These accounts may include separately managed accounts as well as various pooled investment vehicles (e.g., hedge funds, private equity funds and mutual funds). Each investment team makes investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account.

When an investment adviser has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, M.D. Sass may receive fees from certain accounts that are higher than the fee it

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receives from the Portfolio or may include fees that are tied to the performance of such accounts. In this instance, the investment teams may have an incentive to favor the higher fee or performance-based fee accounts over the Portfolio. M.D. Sass has adopted policies and procedures that are reasonably designed to allocate investment opportunities among all its accounts on a fair and equitable basis over time.

M.D. Sass has also adopted a written Code of Ethics that is designed to ensure that the personal securities transactions of covered persons will not interfere with making decisions in the best interest of its advisory clients.

Loomis, Sayles & Company, L.P.

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures.

Vaughan Nelson Investment Management, L.P.

The portfolio managers for the Mid Capitalization Portfolio are required to comply with the policies and procedures adopted by Vaughan Nelson Investment Management, L.P., which are designed to address potential conflicts of interest as they may arise. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to the Mid Capitalization Portfolio may be presented with the following potential conflicts:

•	a conflict between the investment strategy of the Mid Capitalization Portfolio and the other strategies and accounts managed by the portfolio manager with regard to the allocation of limited investment opportunities that may be appropriate for more than one investment strategy;

•	a conflict in the allocation of investment opportunities amongst accounts within the strategy employed by the Mid Capitalization Portfolio;

•	a conflict in the allocation of limited investment opportunities between the strategy employed by the Mid Capitalization Portfolio and other managed accounts for which advisory fees are based upon the performance of the account; and
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•	a conflict between the investment strategy of the Mid Capitalization Portfolio and the portfolio managers’ personal accounts.

Vaughan Nelson Investment Management, L.P. maintains policies and procedures in place (including a Code of Ethics governing all activities and trading within personal accounts) that address these potential conflicts of interest to aid in assuring that investment opportunities are allocated fairly and equitably amongst all client accounts.

Oak Associates, ltd.

Mr. Oelschlager of Oak Associates, ltd. is the portfolio manager of the Health & Biotechnology Portfolio.  Mr. Oelschlager and Mr. Stimpson are co-portfolio managers for a portion of the Technology & Communications Portfolio. A portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Portfolio’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as the Portfolio.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Portfolio trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Portfolio.  However, Oak Associates, ltd. has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

DePrince, Race & Zollo, Inc.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:

  The management of multiple strategies may result in a portfolio manager devoting unequal time and attention to the management of each strategy. DePrince, Race & Zollo, Inc. (“DePrince, Race & Zollo”) seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models, subject to certain client restrictions or in anticipation of a client contribution or withdrawal. Therefore, portfolio holdings, relative position size and industry, sector and country exposures will match across portfolios managed within the same strategies and we believe strategies managed are interrelated.
  If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, DePrince, Race & Zollo has adopted procedures for allocating portfolio transactions across multiple accounts in a fair and equitable manner.
  With respect to many of its clients’ accounts, DePrince, Race & Zollo determines which broker to use to execute transaction orders, consistent with its duty to seek best execution
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  of the transaction. However, with respect to certain other accounts, DePrince, Race & Zollo may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, DePrince, Race & Zollo may place separate, non-simultaneous, transactions for a fund and other accounts, which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the International Equity Portfolio or the other accounts.

  The International Equity Portfolio is subject to different regulations than the other pooled investment vehicles and other accounts managed by the portfolio manager. As a consequence of this difference in regulatory requirements, the International Equity Portfolio may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager.

DePrince, Race & Zollo has adopted compliance procedures which are designed to address these types of conflicts. In addition, DePrince, Race & Zollo has adopted a written Code of Ethics designed to mitigate the possibility of conflicts of interests that may arise from employee personal trading activity.

Armored Wolf, LLC

Although Armored Wolf manages other accounts that may have similar investment objectives or strategies to that of the James Alpha Real Return Portfolio for which it provides portfolio management services, Armored Wolf believes that no material conflicts currently exist.

Ascent Investment Advisors, LLC

Where conflicts of interest arise between the James Alpha Global Real Estate Portfolio or the James Alpha Multi Strategy Portfolio and other accounts managed by Ascent, including unregistered funds, ETFs or separate accounts, Ascent will proceed in a manner that ensures that each Portfolio will not be treated materially less favorably. There may be instances where similar portfolio transactions may be executed for the same security for more than one account managed by Ascent. In such instances, securities will be allocated in accordance with Ascent’s trade allocation policy.

James Alpha Management, LLC

James Alpha Management is the general partner to privately offered funds that may charge higher fees, including an incentive fee, than the fees charged by the Portfolio.  James Alpha Management may therefore have an incentive to favor such private funds over the Portfolio to the extent that James Alpha Management selects individual investments for both the Portfolio and the private funds (i.e., such selection has not been delegated to a sub-adviser).  James Alpha Management has adopted policies and procedures for fair and consistent allocation of investment opportunities among all of its client accounts that takes into account each account’s investment strategy, cash availability, availability of investments and other factors.  James Alpha Management periodically compares holdings and performance of the various accounts that it manages to identify significant performance disparities among similar accounts that could be indicative of favorable treatment.  James Alpha Management educates its employees regarding the responsibilities of a fiduciary, including the equitable treatment of all clients, regardless of the fee arrangement.

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In addition, James Alpha Management has a significant ownership interest in Ascent Investment Advisors, LLC (“Ascent”) and, therefore, an interest in its profitability.  This ownership interest may provide an incentive for James Alpha Management to allocate a larger percentage of the Portfolio’s assets to Ascent than would be the case if Ascent was not affiliated with James Alpha Management.  To mitigate this conflict, James Alpha Management follows pre-established guidelines regarding the allocation of the Portfolio’s assets among various asset classes, including the asset class managed by Ascent.  The affiliation between James Alpha Management and Ascent has also been disclosed to and is monitored by the Portfolio’s Board of Trustees.

Separately, James Alpha Management has entered into distribution arrangements with each of Bullseye Asset Management, LLC (“Bullseye”) and Yorkville Capital Management LLC (“Yorkville”) whereby James Alpha Management or its affiliated broker-dealer is paid for distributing or assisting with the distribution of certain private funds and institutional accounts managed by these sub-advisers.  While these arrangements do not create a direct conflict of interest with the Portfolio, they may nonetheless influence James Alpha Management’s decisions regarding whether to recommend a reallocation of assets or a change in subadviser if one of these sub-advisers underperforms.  James Alpha Management’s ownership of Ascent may create a similar conflict.  James Alpha Management is guided by its fiduciary obligations, including its duty to act fairly and in the best interest of its clients, in making all decisions regarding the Portfolio.

Bullseye

Bullseye is the investment adviser to pooled investment vehicles, such as private hedge funds, as well as institutional separate accounts.  These accounts may pay Bullseye a higher fee, including an incentive allocation, than the fee Bullseye receives for sub-advising the Portfolio.  Bullseye may therefore have an incentive to favor such higher fee paying accounts over the Portfolio in the allocation of investment opportunities. Bullseye has developed and maintains trade allocation procedures that seek to ensure that all clients are treated fairly and equitably over time, and to prevent these conflicts from influencing the allocation of investment opportunities among clients.

EAB

EAB intends to identify, communicate, negotiate and resolve conflicts in a manner consistent with the best interests of its clients, regardless of the cause or origin of the conflict or whether it is attributable to EAB or a third party.

Kellner Private Fund Management, LP

The Advisor does not believe that material conflicts of interest exist between the management of the Fund and other Advisor accounts. The Fund and the other accounts managed by the portfolio managers are similarly managed and follow strict and detailed written allocation procedures designed to allocate security purchases and sales between all accounts in a fair and equitable manner. All trade allocations are subject to review by the Advisor’s Chief Compliance Officer and subject to additional oversight by a senior officer of the Advisor.

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Yorkville

Yorkville intends to identify, communicate, negotiate and resolve conflicts in a manner consistent with the best interests of its clients, regardless of the cause or origin of the conflict or whether it is attributable to Yorkville or a third-party.

Compensation

Sunnymeath Asset Management, Inc.

Compensation for James O’Mealia is salary, plus bonus and contributions to a pension plan. Compensation varies based upon performance of Sunnymeath on an annual basis and the assets under management of the Portfolio and Sunnymeath’s other client accounts.

Zacks Investment Management, Inc.

Portfolio managers receive a salary and bonus based on the performance of the strategy they manage.

16th Amendment Advisors LLC

As owners of 16th Amendment, Messrs. Lamp and McCarthy are compensated through their ownership interest in the firm. They do not receive a salary or bonus. Messrs. Lamp and McCarthy participate in a Defined Benefit Pension Plan and Profit Sharing Plans.

M.D. Sass Investors Services, Inc.

Martin D. Sass, Chairman and Chief Executive Officer of M.D. Sass, receives a base salary and is an equity owner of M.D. Sass. The other M.D. Sass Relative Value Equity team members are compensated with competitive base salaries and a bonus through a profit sharing incentive compensation plan that is based on a percentage of the firm’s profitability and the individual performance of each team member. One-third of such incentive compensation is invested in one of the equity strategies managed by the team and fully vested over time. In addition, M.D. Sass Relative Value Equity team members are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan and also includes a profit sharing contribution.

Loomis, Sayles & Company, L.P.

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. For the Large Capitalization Portfolio, portfolio manager compensation is made up of three main components – base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which

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the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component, and generally represents a significant multiple of base salary.  It is based on four factors – investment performance, profit growth of the firm, profit growth of the portfolio manager’s business unit and team commitment.  Investment performance is the primary component and generally represents at least 70% for equity managers.  The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (CIO) and senior management.  The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of Loomis Sayles' institutional composites to the performance of the applicable Morningstar peer group and/or the Lipper universe. Generally speaking the performance of the respective product’s Loomis Sayles fund is compared against the applicable Morningstar peer group. If the majority of the assets in the product are contained in the mutual fund that comparison will drive compensation. To the extent the majority of assets managed in the fund strategy are for institutional separate accounts, the Evestment Alliance institutional peer group will also be used as an additional comparison. In situations where substantially all of the assets for a strategy are institutional, the institutional peer group will be used as the primary method of comparison. A manager’s performance relative to the peer group for the 1, 3 and 5 year periods (or since the start of the manager’s tenure, if shorter) is used to calculate the amount of variable compensation payable due to performance. The 1 year period may be eliminated with respect to Large Cap Growth. Longer-term performance (3 and 5 years, or since the start of the manager’s tenure, if shorter) combined is weighted more than shorter-term performance (1 year). In addition, effective in 2013, the performance measurement for equity compensation will incorporate a consistency metric using longer term (3, 5, etc. years) rolling excess return compared to a peer group over a sustained measurement period (5, 7, etc. years). The exact method may be adjusted to a product's particular style. If a manager is responsible for more than one product, the rankings of each product are weighted based on either relative revenue or asset size of accounts represented in each product. An external benchmark is used as a secondary comparison.

Loomis Sayles also uses the institutional peer groups, a Morningstar universe and/or the Lipper universe. In the case where institutional peer groups are used Loomis Sayles believes they represent the most competitive product universe while closely matching the investment styles offered by the applicable fund.

In addition, the portfolio manager for the Large Cap Growth Portfolio also participates in a long-term incentive plan which Loomis Sayles has developed and implemented to attract and retain investment talent. The plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold and is only payable if the portfolio manager remains at Loomis Sayles.

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For the Energy & Basic Materials, Financial Services and Technology & Communications Portfolios, the portfolio managers' primary role at Loomis Sayles is equity research analyst. As a research analyst, each individual is responsible for in-depth company research within particular industry sectors. These individuals contribute ideas to the firm’s overall equity research product and maintain their own paper portfolio that reflects their best ideas within the particular sector in addition to their role as portfolio manager for the Saratoga Portfolios. These individuals receive a base salary as described above as well as a variable compensation amount based on job performance. For these individuals, the performance of their respective research products and the relative performance of their respective paper portfolios as compared to the sector as a whole are significant contributors to their annual performance evaluation along with feedback from portfolio managers in regards to their communication of ideas. In the past, performance comparisons have been evaluated on a calendar year basis. These individuals do not participate in the long-term incentive plans. Historically the Saratoga Portfolios have not directly impacted compensation given their relative size.

 Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers and equity analysts, along with other Loomis Sayles employees, also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003.  The defined benefit is based on years of service and base compensation (up to a maximum amount).

Oak Associates, ltd.

Mr. Oelschlager of Oak Associates, ltd. is the portfolio manager for the Health & Biotechnology Portfolio. Messrs. Oelschlager and Stimpson are each compensated by Oak Associates, ltd. for their management of the Portfolio.  A Portfolio’s portfolio manager compensation consists of a base salary and a discretionary quarterly bonus, which is based on the amount of assets under the Adviser’s management.  A portfolio manager’s base salary is determined at the time of employment and remains constant throughout employment.  The quarterly bonus is based on the Adviser’s assets under management.

Vaughan Nelson Investment Management, L.P.

.

The compensation program at Vaughan Nelson is designed to align the interests of portfolio management professionals with the interests of clients and Vaughan Nelson by retaining top-performing employees and creating incentives to enhance Vaughan Nelson’s long-term success.

Compensation of portfolio management professionals includes a fixed base salary, a variable bonus and deferral plan and a contribution to the firm’s retirement plan.

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All portfolio management professionals (at the discretion of the Compensation Committee of the Vaughan Nelson Board) participate in the variable bonus and deferral plan component which, as a whole, is based upon a percentage of Vaughan Nelson’s net profit. Each portfolio management professional’s participation in the variable bonus and deferral plan is based upon many factors, including but not limited to

•	Performance of the strategy managed (both absolute and relative to peers)
•	Amount of revenue derived from the strategy managed
•	Contribution to the development and execution of the firm’s investment philosophy and process
•	Participation and effectiveness in performing client service activities and marketing initiatives

The degree to which any one factor influences participation in the bonus pool will vary between individuals and over time. A portion of the variable bonus is subject to deferral and each participant has the option to invest the deferral into Vaughan Nelson managed products(s) while it vests. Each year’s deferral is paid out over a period of three years. Payments are conditioned upon compliance with non-compete and non-solicitation arrangements.

The contribution to the firm’s retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to the Internal Revenue Service (the “IRS”) limits) and such percentage is the same for all firm personnel. Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer.

There is no distinction for purposes of compensation between the Portfolio and any other accounts managed.

DePrince, Race & Zollo, Inc.

All employees of DePrince, Race & Zollo participate in a discretionary bonus program based on firm profitability. DePrince, Race & Zollo has a competitive compensation structure for professional staff. The compensation structure consists of base salary and a bonus program, which is based on firm profitability and individual contribution. Performance is evaluated based on the firm’s compensation year, which is October 1 to September 30. Subjective measurement is also included. Portfolio managers have no incentives for product asset growth. Compensation structure aligns portfolio managers’ and analysts’ interests with the interest of our clients.

Armored Wolf, LLC

Armored Wolf’s portfolio manager compensation structure has three primary components depending on the position of the employee: (1) a base salary; (2) a discretionary annual cash bonus based on performance; and (3) a profit participation based on over all assets of the firm and their performance.

Ascent Investment Advisors, LLC

Mr. Duffy receives compensation for his services as Portfolio Manager in the form of a salary paid by Ascent plus an equity participation in the net income of Ascent.

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James Alpha Management

Messrs. Greene, Vitalie and Montague, as owners of James Alpha Management, are compensated solely through equity participation in the net income of James Alpha Management.  This includes participation in a discretionary profit sharing plan that benefits all employees.  Mr. Beleznay receives compensation for his services in the form of a base salary.

Kellner Private Fund Management, LP

Mr. Kellner is paid a base salary and as the majority member, shares in the net income of the Advisor. Mr. Pultz is paid a base salary and share in the incentive fees earned on the portfolios they manage.

Bullseye

Bullseye Asset Management LLC’s portfolio manager compensation structure has two primary components: (1) a discretionary annual cash bonus based on the profitability of the firm; and (2) a profit participation based on the incentive allocation derived from privately offered limited partnerships managed by the portfolio managers.  Bullseye believes this compensation structure aligns the portfolio managers’ interests with the interest of its clients.

Yorkville

Messrs. Schuringa, Hug, and Edelstein are compensated for their services as Portfolio Managers through salary and an annual bonus. The annual bonus is related to overall contribution to performance, relative performance versus a benchmark, and delivering positive returns. No differences exist between methods used to evaluate the Portfolio Managers’ performance across different funds/strategies.

EAB

Messrs. Boll, Visconto and Ryan are compensated through the receipt of a share of the profits of EAB.  For their services as Portfolio Managers to the Portfolios for which EAB acts as sub-adviser, Messrs. Boll, Visconto and Ryan each receive an equal share of the profits generated from these accounts.  For their services to other accounts, Messrs. Boll, Visconto and Ryan may each receive a different (unequal) share of the profits related to management of such accounts.  Profits generate by EAB are also shared with certain employees of EAB other than Messrs. Boll, Visconto and Ryan.

Ownership of Securities – August 31, 2015

Portfolio Manager	Portfolio(s) Managed	Dollar Range of Equity Securities Beneficially Owned
James O’Mealia	Investment Quality Bond Portfolio	None
Evan Lamp	Municipal Bond Portfolio	None
Jed McCarthy	Municipal Bond Portfolio	None
Martin D. Sass	Large Capitalization Value Portfolio	None
Aziz V. Hamzaogullari, CFA	Large Capitalization Growth Portfolio	None
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Thomas M. Finucane	Financial Services Portfolio	None
David Cohen, CFA	Energy & Basic Materials Portfolio	None
Salil Sharma	Energy & Basic Materials Portfolio	None
Chris D. Wallis	Mid Capitalization Portfolio	None
Scott J. Weber	Mid Capitalization Portfolio	None
Dennis Alff	Mid Capitalization Portfolio	None
Chad D. Fargason, PhD	Mid Capitalization Portfolio	None
Mitchel Zacks	Small Capitalization Portfolio	None
Regina Chi	International Equity Portfolio	None
Mark Oelschlager, CFA	Health & Biotechnology Portfolio	None
	Technology & Communications Portfolio	None
Robert D. Stimpson, CFA	Technology & Communications Portfolio	None
Anthony R. Ursillo, CFA	Technology & Communications Portfolio	None
Richard C. Crable	Technology & Communications Portfolio	None
John Brynjolfsson	James Alpha Real Return Portfolio	Over $1,000,000
Andrew J. Duffy	James Alpha Global Real Estate Portfolio	$10,001-$50,000
	James Alpha Multi Strategy Portfolio	None
Kevin R. Greene	James Alpha Multi Strategy Portfolio	None
	James Alpha Managed Risk Domestic Equity Portfolio	None
	James Alpha Managed Risk Emerging Markets Equity Portfolio	None
	James Alpha Family Office Portfolio	None
James S. Vitalie	James Alpha Multi Strategy Portfolio	None
	James Alpha Managed Risk Domestic Equity Portfolio	None
	James Alpha Managed Risk Emerging Markets Equity Portfolio	None
	James Alpha Family Office Portfolio	None
Michael J. Montague	James Alpha Multi Strategy Portfolio	$10,001-$50,000
	James Alpha Managed Risk Domestic Equity Portfolio	None
	James Alpha Managed Risk Emerging Markets Equity Portfolio	None
	James Alpha Family Office Portfolio	None
William H. Bales	James Alpha Multi Strategy Portfolio	None
Jakob V. Holm, CFA	James Alpha Multi Strategy Portfolio	None
Darren R. Schuringa, CFA	James Alpha Multi Strategy Portfolio	None
James A. Hug	James Alpha Multi Strategy Portfolio	None
Leonard Edelstein	James Alpha Multi Strategy Portfolio	None
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Christopher Pultz	James Alpha Multi Strategy Portfolio	None
George Kellner	James Alpha Multi Strategy Portfolio	None
Akos Beleznay	James Alpha Family Office Portfolio	None
Edward Boll	James Alpha Managed Risk Domestic Equity Portfolio	None
	James Alpha Managed Risk Emerging Markets Equity Portfolio	None
William Visconto	James Alpha Managed Risk Domestic Equity Portfolio	$10,001-$50,000
	James Alpha Managed Risk Emerging Markets Equity Portfolio	$10,001-$50,000
James Ryan	James Alpha Managed Risk Domestic Equity Portfolio	None
	James Alpha Managed Risk Emerging Markets Equity Portfolio	None

CODE OF ETHICS. The Trust, Saratoga, Armored Wolf, Ascent, James Alpha Management, the Advisers, Sub-Advisers and Northern Lights Distributors, LLC (the “Distributor”) have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act with respect to their personnel with access to information about the purchase or sale of securities by the Portfolios. These codes are designed to protect the interests of the Portfolios’ shareholders. While these codes contain provisions reasonably necessary to prevent personnel subject to the codes from engaging in unlawful conduct and require compliance review of securities transactions, they do not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Portfolios so long as such investments are made pursuant to the code’s requirements.

PROXY VOTING POLICIES AND PROCEDURES. The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by each Portfolio to the Portfolio’s Advisers and Sub-Advisers, and to James Alpha Management with respect to the James Alpha Family Office Portfolio, which will vote such proxies in accordance with their proxy policies and procedures. In some instances, the Advisers may be asked to cast a proxy vote that presents a conflict between the interests of the Portfolios’ shareholders, and those of the Advisers or their affiliates. In such a case, the Trust’s policy requires that the Advisers abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Portfolio’s vote will be cast. Each of the Advisers proxy voting policies and procedures are attached as Appendix B to this SAI.

More information. The actual voting records relating to Portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-800-807-3863 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Portfolios’ proxy voting policies and procedures are also available by calling 1-800-807-3863 and will be sent within three business days of receipt of a request.

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SUPERVISION SERVICES

Saratoga services the James Alpha Real Return Portfolio, the James Alpha Global Real Estate Portfolio, the James Alpha Multi Strategy Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Portfolio and the James Alpha Family Office Portfolio in a supervision capacity with responsibility to monitor the performance of those Portfolios’ outside service providers (other than sub-advisers, which are monitored by James Alpha Management), assist in the review of the financial statements and other regulatory filings of those Portfolios and assist in the review of materials for board meetings related to those Portfolios. Saratoga is also responsible for providing the Trust with persons satisfactory to serve as officers and employees of the Trust and for paying the salaries of such persons who are also directors, officers or employees of Saratoga.

ADMINISTRATION, FUND ACCOUNTING AND TRANSFER AGENCY SERVICES. The Trust has entered into separate servicing agreements with Gemini Fund Services, LLC (“Gemini”), whereby Gemini provides administration, fund accounting and transfer agent services (the “Gemini Services”) to the Portfolios. For providing such services, the Trust and Gemini have entered into a universal fee agreement whereby Gemini receives from each Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Each of the following Portfolios accrued the following amounts in administrative fees for the last three fiscal years:

	8/31/13	8/31/14	8/31/15
U.S. Government Money Market Portfolio	-	$2,254	[ ]
Investment Quality Bond Portfolio	$33,069	25,021	[ ]
Municipal Bond Portfolio	16,515	9,891	[ ]
Large Capitalization Value Portfolio	65,784	65,853	[ ]
Large Capitalization Growth Portfolio	68,177	79,958	[ ]
Small Capitalization Portfolio	37,666	35,192	[ ]
International Equity Portfolio	54,584	29,304	[ ]
Health & Biotechnology Portfolio	58,136	53,791	[ ]
Technology & Communications Portfolio	174,894	133,524	[ ]
Energy & Basic Materials Portfolio	17,048	14,994	[ ]
Financial Services Portfolio	8,880	7,687	[ ]
Mid Capitalization Portfolio	47,006	47,827	[ ]
James Alpha Real Return Portfolio	96,283	98,827	[ ]
James Alpha Global Real Estate Portfolio	267,727	659,762	[ ]
James Alpha Multi Strategy Portfolio*	N/A	N/A	[ ]
James Alpha Managed Risk Domestic Equity Portfolio **	N/A	N/A	[ ]
James Alpha Managed Risk Emerging Markets Equity Portfolio **	N/A	N/A	[ ]
James Alpha Family Office Portfolio ***	N/A	N/A	N/A

* Commenced operations on September 29 2014.

** Commenced operations on August 3, 2015

** Commenced operations on [ ], 2015

In addition, Gemini Fund Services, LLC, acts as the Trust’s Custody Administrator. The fees paid to Gemini Fund Services, LLC as Custody Administrator are paid out of the fees paid to The Bank of New York Mellon, the Trust’s Custodian.

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Administrative Services Payments. Shares of the Portfolios may be owned or held by financial intermediaries for the benefit of their customers. In those cases, the Portfolio often does not maintain an account for the shareholder. Thus, some or all of the services provided to these accounts are performed by the financial intermediaries and not the Portfolio. In these situations, the Portfolios may make payments to financial intermediaries for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.15% of average annual assets of such share classes.

PLANS OF DISTRIBUTION. The Trust, on behalf of the Initial Portfolios, has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which each Class of the Initial Portfolios, other than Class I, pays the Distributor or other entities, including Saratoga, compensation accrued daily and payable monthly. Class A Shares charge a Rule 12b-1 fee at the annual rate of 0.40% of average daily net assets and Class C Shares charge a Rule 12b-1 fee at the annual rate of 1.00% of average daily net assets, all of which may be paid to Saratoga, the Distributor, or other entities. The Distributor has informed the Trust that a portion of the fees payable each year pursuant to the Plan equal to 0.25% of such Class’s average daily net assets are currently each characterized as a “service fee” under the Rules of the Financial Industry Regulatory Authority (“FINRA”) (of which the Distributor is a member), all of which may be paid to Saratoga, the Distributor or other entities. The “service fee” is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class is characterized as an “asset-based sales charge” as defined in the aforementioned Rules of FINRA.

The Trust, on behalf of the James Alpha Real Return Portfolio, has adopted a Plan, under which that Portfolio is authorized to pay up to 0.25% and 1.00% of the Portfolio’s average daily net assets annually for each of its Class A and Class C shares, respectively, all of which may be paid to Saratoga, Armored Wolf, the Distributor or other entities. The Trust, on behalf of the James Alpha Global Real Estate Portfolio, has adopted a Plan, under which that Portfolio is authorized to pay up to 0.25% and 1.00% of the Portfolio’s average daily net assets annually for its Class A and Class C shares, respectively, all of which may be paid to Saratoga, Ascent, the Distributor or other entities. The Trust, on behalf of the James Alpha Multi Strategy Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio and the James Alpha Family Office Portfolio has adopted a Plan, under which each Portfolio is authorized to pay up to 0.25% and 1.00% of the Portfolio’s average daily net assets annually for its Class A and Class C shares, respectively, all of which may be paid to Saratoga, James Alpha Management, the Distributor or other entities.

The Distributor or other entities, including the Managers, also receive the proceeds and contingent deferred sales charges (“CDSCs”) imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.

For the fiscal year ended August 31, 2015, the Portfolios paid the following fees pursuant to the Plan:

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U.S. Government Money Market Portfolio
Class A	$[ ]*
Class C	$[ ]*

Investment Quality Bond Portfolio
Class A	$[ ]
Class C	$[ ]

Municipal Bond Portfolio
Class A	$[ ]
Class C	$[ ]

Large Capitalization Value Portfolio
Class A	$[ ]
Class C	$[ ]

Large Capitalization Growth Portfolio
Class A	$[ ]
Class C	$[ ]

Small Capitalization Portfolio
Class A	$[ ]
Class C	$[ ]

International Equity Portfolio
Class A	$[ ]
Class C	$[ ]

Health & Biotechnology
Class A	$[ ]
Class C	$[ ]

Technology & Communications
Class A	$[ ]
Class C	$[ ]

Energy & Basic Materials
Class A	$[ ]
Class C	$[ ]

Financial Services
Class A	$[ ]
Class C	$[ ]

Mid Capitalization
Class A	$[ ]
Class C	$[ ]

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James Alpha Real Return
Class A	$[ ]
Class C	$[ ]

James Alpha Global Real Estate
Class A	$[ ]
Class C	$[ ]

James Alpha Multi Strategy
Class A	$[ ]
Class C	$[ ]

James Alpha Managed Risk Domestic Equity
Class A	$[ ]
Class C	$[ ]

James Apha Managed Risk Emerging Markets Equity
Class A	$[ ]
Class C	$[ ]

James Alpha Family Office
Class A	N/A* *
Class C	N/A* *

* Amounts were waived.

* * Commenced operations on [ ]

The Plans were adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Trust who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan (the “Independent 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on the Plan, on October 9, 1998 and were last approved on April 10, 2015.

The Plans were adopted by a majority vote of the Board of Trustees, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan (the “Independent 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on the Plan, on October 28, 2014, with respect to the James Alpha Family Office Portfolio, and on February 5, 2015, with respect to the James Alpha Managed Risk Domestic Equity Portfolio and James Alpha Managed Risk Emerging Markets Equity Portfolio.

Under each Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts extended by the Distributor or other entities under the Plan and the purpose for which such expenditures were made.

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The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class or Classes of the Trust, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) on not more than thirty days’ written notice to any other party to the Plans. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees. [The Distributor estimates that the amounts paid under the Plan for the fiscal year ended August 31, 2015 was spent in approximately the following ways: (i) $742,539 (63%) on compensation to broker-dealers; (ii) $385,268 (33%) on interest, carrying or other financing charges; and (iii) $57,081 (4%) on marketing and support services.] At any given time, the expenses in distributing shares of each Portfolio may be in excess of the total of (i) the payments made by the Portfolio pursuant to the Plans, and (ii) the proceeds of CDSCs paid by investors upon the redemption of shares. For example, if $1 million in expenses in distributing shares of the Portfolio had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. Because there is not a requirement under the Plan that the Distributor or other entities be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Portfolio. Although there is no legal obligation for the Portfolio to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs. If expenses in distributing shares are less than payments made for distributing shares, the Distributor or other entities will retain the full amount of the payments.

POSSIBLE ADDITIONAL PORTFOLIO SERIES. If additional Portfolios are created by the Board of Trustees, shares of each such Portfolio will be entitled to vote as a group only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees.

Under Rule 18f-2 of the 1940 Act, any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of the independent registered public accounting firm. Approval of an investment management or distribution plan and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio. The Rule contains provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

PORTFOLIO TRANSACTIONS. Each Adviser/Sub-Adviser, and James Alpha Management with respect to the James Alpha Family Office Portfolio, is responsible for decisions to buy and sell securities, futures contracts and options thereon, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. As most, if not all, purchases made by the income Portfolios are principal transactions at

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net prices, those Portfolios pay no brokerage commissions; however, prices of debt obligations reflect mark-ups and mark-downs which constitute compensation to the executing dealer. Each Portfolio will pay brokerage commissions on transactions in listed options and equity securities. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices. Each Adviser or Manager seeks to obtain prompt execution of orders at the most favorable net price. If an Adviser or Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to a Portfolio or that Adviser or Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Advisers or Manager from brokers and dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Portfolios directly. Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed, and in return for such services, each Adviser or Manager may pay a higher commission than other brokers would charge if the Adviser or Manager determines in good faith that the commission is reasonable in relation to the services provided. There is no formula for such allocation. The research information may or may not be useful to one or more of the Portfolios and/or other accounts of the Advisers or Manager for their affiliates; information received in connection with directed orders of other accounts managed by the Advisers or Manager or their affiliates may or may not be useful to one or more of the Portfolios. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Advisers or Manager, to make available additional views for consideration and comparison, and to enable the Advisers or Manager to obtain market information for the valuation of securities held in a Portfolio’s assets. Each Adviser or Manager is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

Each of the Advisers and James Alpha Management currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of each Adviser and James Alpha Management to cause purchase or sale transactions to be allocated among the Portfolios and others whose assets it manages in such manner as it deems equitable.

Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Trust. In order for an affiliate of an Adviser, James Alpha Management or Saratoga to effect any Portfolio transactions for the Trust, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not “interested” persons, have adopted procedures which are reasonably

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designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

For the fiscal years ended August 31, 2013, 2014 and 2015, the Trust paid brokerage commissions of approximately, $886,792, $1,025,329 and, $[ ], respectively.

[For the fiscal years ended August 31, 2013, 2014 and 2015, the Trust paid no affiliated brokerage commissions. During the fiscal year ended August 31, 2015, the Portfolios paid brokerage commissions to brokers because of research services provided as follows: ]

Portfolio	Brokerage Commissions in Connection with Research Services Provided for Fiscal Year Ended August 31, 2015	Aggregate Dollar Amount of Transactions for Which Such Commissions were Paid for Fiscal Year Ended August 31, 2015
Health & Biotechnology	$3,138	$6,306,398
Technology & Communications	$12,827	$23,377,552
Energy & Basic Materials	$4,886	$6,552,953
Financial Services	$284	$564,649
Mid Capitalization	$9,827	$9,163,520
Large Cap Value	None	None
Large Cap Growth	$5,788	$18,880,735
Small Capitalization	$7,273	$5,936,584
International Equity	$35,741	$18,652,411
Investment Quality Bond	None	None
Municipal Bond	None	None
U.S. Government Money Market	None	None
James Alpha Real Return	None	None
James Alpha Global Real Estate	$164,254	$237,188
James Alpha Multi Strategy	[ ]	[ ]
James Alpha Managed Risk Domestic Equity Portfolio	None	None
James Alpha Managed Risk Emerging Markets Equity Portfolio	None	None
James Alpha Family Office* Portfolio	N/A	N/A

*Commenced operations on [ ].

DETERMINATION OF NET ASSET VALUE

The net asset value per share for each class of shares of each Portfolio is determined each day the New York Stock Exchange (the “Exchange”) is open, as of the close of the regular trading session of the Exchange that day (currently 4:00 p.m. Eastern Time), by dividing the value of a Portfolio’s net assets by the number of its shares outstanding.

The Exchange’s most recent annual announcement (which is subject to change) states that it will close on New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. It may also close on other days.

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Securities listed on a national securities exchange or designated national market system securities are valued at the last reported sale price on that day, or, if there has been no sale on such day or on the previous day on which the Exchange was open (if a week has not elapsed between such days), then the value of such security is taken to be the mean between the reported bid and ask prices at the time as of which the value is being ascertained. Securities actively traded in the OTC market but not designated as national market system securities are valued at the last quoted bid price. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The value of a foreign security is determined in its national currency and that value is then converted into its US dollar equivalent at the foreign exchange rate in effect on the date of valuation.

The Trust’s Board of Trustees has approved the use of nationally recognized bond pricing services for the valuation of each Portfolio’s debt securities. The services selected create and maintain price matrices of U.S. government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing services are valued upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued at fair value under the Board’s procedures. Short-term (having a maturity of 60 days or less) debt securities are valued at amortized cost.

Puts and calls are valued at the last sales price therefore, or, if there are no transactions, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Futures are valued based on their daily settlement value. When a Portfolio writes a call, an amount equal to the premium received is included in the Portfolio Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted (“marked-to-market”) to reflect the current market value of the call. If a call written by a Portfolio is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by a Portfolio expires on its stipulated expiration date or if a Portfolio enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities. If a put held by a Portfolio is exercised by it, the amount the Portfolio receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Portfolio.

The U.S. Government Money Market Portfolio utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of the shares of the Portfolio. The Portfolio utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods, the yield to investors in the Portfolio may differ somewhat from that obtained in a similar company which uses mark to market values from all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be

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able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00. In addition, for regulatory purposes, the U.S. Government Money Market Portfolio calculates it market based NAV per share on a periodic basis.

 The Portfolio’s use of the amortized cost method to value its portfolio securities and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the 1940 Act (the “Rule”), and is conditioned on its compliance with various conditions including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Portfolio’s shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolios investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, the Trustees’ considerations made pursuant to them and any actions taken upon such considerations; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses or as provided by the Agreement and Declaration of Trust, reducing the number of the outstanding shares of the Portfolio to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders). Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the Portfolio’s capital the necessary shares that represent the amount of excess upon such determination. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investment in the Portfolio.

The Rule further requires that the Portfolio limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities (as defined below). The Rule, as amended, also requires the Portfolio to maintain a dollar-weighted average portfolio maturity of 60 days or less and maintain a weighted average life of 120 days or less. For purposes of calculating daily weighted average portfolio maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating weighted average life, the maturity of an adjustable rate security will be its stated final maturity, without regard to interest rate adjustments; accordingly, the 120-day weighted average life limitation could serve to limit the Portfolio's ability to invest in adjustable rate securities.

Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio instrument is deemed to be the period remaining (calculated from the trade date or such other date on which the Portfolio’s interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made.

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A variable rate obligation that is subject to a demand feature is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

An Eligible Security is defined in the Rule to mean a security, which: (a) has a remaining maturity of thirteen months or less; (b) (i) is rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations (“NRSROs”) that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NRSRO has issued a short-term rating with respect to the security, then by that NRSRO; (c) was a long-term security at the time of issuance whose issuer has outstanding a short-term debt obligation which is comparable in priority and security and has a rating as specified in clause (b) above; or (d) if no rating is assigned by any NRSRO as provided in clauses (b) and (c) above, the unrated security is determined by the Board to be of comparable quality to any such rated security.

As permitted by the Rule, the Trustees have delegated to the Portfolio’s Adviser, subject to the Trustees’ oversight pursuant to guidelines and procedures adopted by the Trustees, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

If the Trustees determine that it is no longer in the best interests of the Portfolio and its shareholders to maintain a stable price of $1.00 per share, or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the Trustees have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Trust will notify shareholders of any such change.

The Portfolio will manage its portfolio in an effort to maintain a constant $1.00 per share price, but it cannot assure that the value of its shares will never deviate from this price. Since dividends from net investment income are declared and reinvested on a daily basis, the net asset value per share, under ordinary circumstances, is likely to remain constant. Otherwise, realized and unrealized gains and losses will not be distributed on a daily basis but will be reflected in the Portfolio’s net asset value. The amounts of such gains and losses will be considered by the Trustees in determining the action to be taken to maintain the Trust’s $1.00 per share net asset value. Such action may include distribution at any time of part or all of the then accumulated undistributed net realized capital gains, or reduction or elimination of daily dividends by an amount equal to part or all of the then accumulated net realized capital losses. However, if realized losses should exceed the sum of net investment income plus realized gains on any day, the net asset value per share on that day might decline below $1.00 per share. In such circumstances, the Trust may eliminate the payment of daily dividends for a period of time in an effort to restore the Trust’s $1.00 per share net asset value. A decline in prices of securities could result in significant unrealized depreciation on a mark-to-market basis. Under these circumstances the Portfolio may reduce or eliminate the payment of dividends and utilize a net asset value per share as determined by using available market quotations or reduce the number of its shares outstanding.

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CERTAIN TAX CONSIDERATIONS

GENERAL. The following discussion is only a summary of certain tax considerations generally affecting the Trust, each Portfolio of the Trust and shareholders of Portfolios, and is not intended as a substitute for careful tax planning. The discussion does not purport to deal with all of the federal, state and local tax consequences applicable to an investment in each Portfolio or to all categories of investors, some of which may be subject to special rules. Tax issues relating to the Trust generally are not a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

This section is based on the Code, and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to a Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Each Portfolio generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder’s income tax return and they may be subject to different rates of tax (or, in the case of ordinary dividends of the Municipal Bond Portfolio, may be “exempt-interest dividends” generally exempt from federal income tax). The tax treatment of the investment activities of each Portfolio will affect the amount and timing and character of the distributions made by such Portfolio. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

INVESTMENT COMPANY TAXATION. Each Portfolio has elected and intends to qualify, or, if newly organized, intends to elect and qualify, as a “regulated investment company” (sometimes referred to as a regulated investment company, RIC or fund) under Subchapter M of the Code. In order for a Portfolio to qualify as a regulated investment company each year, it must meet certain distribution, income and asset diversification requirements described below. As such, a Portfolio will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders. If a Portfolio fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on a Portfolio’s income and performance. Subject to savings provisions for certain failures to qualify for taxation as a regulated investment company which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Portfolio will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, a Portfolio may be subject to a monetary sanction of $50,000 or more.

In order to qualify for treatment as a regulated investment company, a Portfolio must satisfy the following requirements:

•	Distribution Requirement — the Portfolio must distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any,
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for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

•	Income Requirement — the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).
•	Asset Diversification Test — the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

Each Portfolio in the Trust generally intends to distribute sufficient income and gains so that the Portfolio will not pay corporate income tax on its earnings. Each Portfolio also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. If a Portfolio retains all or part of any net long-term capital gains in any year for reinvestment, the Portfolio will pay federal income tax (and possibly excise tax) on such retained gains (except to the extent of any available capital loss carry forward) at the highest corporate tax rate.

Gains or losses on sales of securities by a Portfolio will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses.

A Portfolio may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining a Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see, “Taxation of Dividends and Distributions” below). A "qualified late year loss" includes:

(i)	any net capital loss, net long-term capital loss, incurred after October 31 of the current taxable year, or, if there is no such loss, any or net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

(ii)	the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the
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current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

If a Portfolio is a fund of funds, distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. A fund of funds generally will not be able to currently offset gains realized by one underlying fund in which the fund of funds invests against losses realized by another underlying fund. If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of a Portfolio’s portfolio or otherwise), all or a part of the loss will not be deductible by the Portfolio and instead will increase its basis for the newly purchased shares. Also, except with respect to qualified fund of funds discussed below, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an underlying fund that pays foreign income taxes and (b) dividends paid by a fund of funds from interest earned by an underlying fund on U.S. Government obligations is unlikely to be exempt from state and local income tax. However, a fund of funds is eligible to pass-through to shareholders qualified dividends earned by an underlying fund for purposes of the reduced rate of taxation on qualified dividend income and the dividends received deduction (see, “Taxation of Dividends and Distributions” below). A qualified fund of funds, i.e. a Portfolio at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders foreign tax credits.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld will generally be treated as an expense of a Portfolio. The United States has entered into tax treaties with many foreign countries which entitle a Portfolio to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when a Portfolio will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, a Portfolio may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause a Portfolio not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by a Portfolio on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio’s assets to be invested in various countries is not known. If more than 50% of a Portfolio’s assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio (subject to various limitations). In such a case, the shareholders would need to include the amount of such foreign taxes as additional income and the shareholders would generally be able to take a credit or deduction for such foreign taxes.

THE U.S. GOVERNMENT MONEY MARKET PORTFOLIO

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The U.S. Government Money Market Portfolio intends to distribute all of its daily net investment income (and net short-term capital gains, if any) to shareholders of record as of the close of business the preceding business day. Net investment income, for dividend purposes, includes accrued interest and amortization of acquisition, original issue and market discount, plus or minus any short-term gains or losses realized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of the Portfolio. Net income will be calculated immediately prior to the determination of net asset value per share of the U.S. Government Money Market Portfolio. On occasion, in order to maintain a constant $1.00 per share net asset value, the managers of the U.S. Government Money Market Portfolio may direct that the number of outstanding shares be reduced in each shareholder’s account upon notice to shareholders. Such reduction may result in taxable income to a shareholder in excess of the net increase (i.e. dividends less such reductions), if any, in the shareholder’s account for a period of time. Furthermore, such reduction may be realized as a capital loss when the shares are liquidated.

THE MUNICIPAL BOND PORTFOLIO

Because the Municipal Bond Portfolio will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Bond Portfolio is not deductible for federal income tax purposes. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by the Municipal Bond Portfolio which represents income derived from private activity bonds held by the Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, as noted in the Prospectus, some of the Municipal Bond Portfolio’s dividends may be a specific preference item or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. However, under the American Recovery and Reinvestment Act of 2009, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the federal alternative minimum tax. In addition, the receipt of dividends and distributions from the Municipal Bond Portfolio also may affect a Subchapter S corporate shareholder’s federal “excess net passive income” tax liability. Shareholders should consult their own tax advisors as to whether they are (a) substantial users with respect to a facility or related to such users within the meaning of the Code or (b) subject to the federal alternative minimum tax, the federal environmental tax, the federal branch profits tax or the federal excess net passive income tax.

Each shareholder of the Municipal Bond Portfolio will receive after the close of the calendar year an annual statement as to the federal income tax status of his or her dividends and distributions from the Portfolio for the prior calendar year. These statements also will designate the amount of exempt-interest dividends that is a specified preference item for purposes of the federal individual and corporate alternative minimum taxes. Each shareholder of the Municipal Bond Portfolio will also receive a report of the percentage and source on a state-by-state basis of interest income on municipal obligations received by the Portfolio during the preceding year. Shareholders should consult their tax advisors as to any other state and local taxes that may apply to these dividends and distributions. In the event that the Municipal Bond Portfolio derives taxable net investment income, it intends to designate as taxable dividends the same percentage of each day’s dividend as its actual taxable net investment income bears to its total taxable net

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investment income earned on that day. Therefore, the percentage of each day’s dividend designated as taxable, if any, may vary from day to day.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Municipal Bond Portfolio could be affected. In that event, the Board of Trustees of the Trust would reevaluate the investment objectives and policies of the Municipal Bond Portfolio.

Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to a municipal security could cause interest on the municipal security, as well as distributions derived from this interest, to become taxable, perhaps retroactively to the date the municipal security was issued.

Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt interest income derived from obligations of issuers located in the state in which they reside when these distributions are received directly from these issuers, but are usually subject to such taxes on income derived from obligations of issuers located in other jurisdictions. The discussion does not purport to deal with all of the federal, state and local tax consequences applicable to an investment in the Municipal Bond Portfolio, or to all categories of investors, some of which may be subject to special rules. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

THE JAMES ALPHA REAL RETURN PORTFOLIO

The Portfolio invests in derivatives, financially-linked instruments, and the stock of the Subsidiary to gain exposure to the commodity markets. This strategy may cause the Portfolio to realize more ordinary income than would be the case if the Portfolio invested directly in commodities. Also, these commodity-linked investments and the income earned thereon must be taken into account by the Portfolio in complying with the distribution, income and asset diversification requirements as described below.

THE JAMES ALPHA FAMILY OFFICE PORTFOLIO

The Portfolio invests in derivatives, financially-linked instruments and may, in the future, invest in the stock of the Subsidiary to gain exposure to the commodity markets. This strategy may cause the Portfolio to realize more ordinary income than would be the case if the Portfolio invested directly in commodities. Also, these commodity-linked investments and the income earned thereon must be taken into account by the Portfolio in complying with the distribution, income and asset diversification requirements as described below.

To the extent that this SAI summarizes the tax consequences of or the tax considerations applicable to the Portfolio investing in the Subsidiary, such tax consequences and considerations apply only if, in the future, the Subsidiary is created and the Portfolio invests in the stock of the Subsidiary as described in this SAI.

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DISTRIBUTION REQUIREMENT. The Portfolio intends to distribute the Subsidiary’s income each year in satisfaction of the Portfolio’s Distribution Requirement. The Subsidiary will be classified for federal income tax purposes as a controlled foreign corporation (“CFC”) with respect to the Portfolio . As such, the Portfolio will be required to include in its gross income each year amounts earned by the Subsidiary during that year (“subpart F income”), whether or not such earnings are distributed by the Subsidiary to the Portfolio. It is expected that all of the Subsidiary’s income will be subpart F income. The Portfolio’s tax basis in the Subsidiary will be increased as a result of the Portfolio’s recognition of the Subsidiary’s subpart F income. The Portfolio will not be taxed on distributions received from the Subsidiary to the extent of the Subsidiary’s previously-undistributed subpart F income, although its tax basis in the Subsidiary will be decreased by such amount. If the Subsidiary recognizes a net loss, the net loss will not be available to offset income recognized by the Portfolio and such loss cannot be carried forward to offset taxable income of the Portfolio or the Subsidiary in future periods. Subpart F income will be distributed by the Portfolio to shareholders each year as ordinary income and will not be qualified dividend income eligible for taxation at long-term capital gain rates or eligible for the dividends received deduction in the case of corporations. The Subsidiary likely will also be classified as a PFIC as defined below in “Tax Treatment of Portfolio Transactions - PFIC Investments” but the CFC rules supersede the PFIC rules.

INCOME REQUIREMENT. Gains from the disposition of commodities, including precious metals, are not considered qualifying income for purposes of satisfying the Income Requirement. See, “Tax Treatment of Portfolio Transactions -Investments in commodities — structured notes, corporate subsidiary and certain ETFs.” Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. As such, the Portfolio’s ability to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. However, the IRS has also issued a number of private letter rulings concluding that the income from commodity-linked notes similar to the ones in which the Portfolio intends to invest is qualifying income for these purposes. In addition, the IRS has also issued a number of private letter rulings concluding that income derived from subsidiaries similar to the Subsidiary will be qualifying income, even if the subsidiary itself owns commodity-linked swaps. According to these private letter rulings, the income derived from the subsidiary is qualifying income regardless of whether the Portfolio receives the income in the form of current distributions or recognizes the income in advance of receiving distributions from the subsidiary. Private letter rulings can only be relied upon by the taxpayer that receives them. However, based on the principles underlying these rulings, the Portfolio intends to treat its income from the commodity-linked notes and the Subsidiary as qualifying income. It should be noted that the IRS suspended the issuance of these rulings in July 2011. There can be no assurance that the IRS will not change its position with respect to some or all of these issues. If the IRS were to change its position with respect to the conclusions reached in these private letter rulings, the Board may authorize a significant change in investment strategy or Portfolio liquidation. The tax treatment of a Portfolio and its shareholders in the event the Portfolio fails to qualify as a RIC is described above.

ASSET DIVERSIFICATION TEST. For purposes of the Asset Diversification Test, the Portfolio’s investment in the Subsidiary would be considered a security of one issuer. Accordingly, the Portfolio intends to limit its investment in the Subsidiary to no more than 25% of the value of the Portfolio’s total assets in order to satisfy the Asset Diversification Test.

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TAXATION OF THE SUBSIDIARY. On the basis of current law and practice, the Subsidiary will not be liable for income tax in the Cayman Islands. Distributions by the Subsidiary to the Portfolio will not be subject to withholding tax in the Cayman Islands. In addition, the Subsidiary’s investment in commodity-linked derivatives and other assets held as collateral are anticipated to qualify for a safe harbor under Code Section 864(b) so that the Subsidiary will not be treated as conducting a U.S. trade or business. Thus, the Subsidiary should not be subject to U.S. federal income tax on a net basis. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business, subject to certain exemptions, including among others, exemptions for capital gains, portfolio interest and income from notional principal contracts. It is not anticipated that the Subsidiary will be subject to material amounts of U.S. withholding tax on its portfolio investments in part because it will not earn significant amounts of U.S. source income, which is the basis for the U.S. withholding tax. The Subsidiary intends to properly certify its status as a non-U.S. person to each custodian and withholding agent to avoid U.S. backup withholding requirements discussed below.

ALL PORTFOLIOS

TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from any Portfolio in the Trust (other than “exempt-interest dividends” received from the Municipal Bond Portfolio). Depending on your state’s rules, however, dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Any dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Certain ordinary income dividends received by an individual shareholder and reported by a Portfolio as derived from qualified dividend income may be taxed at the same rates as long-term capital gains if certain holding period and other requirements are satisfied. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Any net long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) realized by a Portfolio will be distributed annually as described in the Prospectus. Such distributions (“capital gain dividends”) will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Portfolio and regardless of whether the distribution is received in additional shares or in cash. Such distributions will be reported by a Portfolio to shareholders as paid from capital gain dividends in a written statement mailed by the Portfolio to shareholders. If a shareholder receives a capital gain dividend with respect to any share and if the share has been held by the shareholder for six months or less, then any loss on the sale or exchange of such share will be treated as a long-term capital loss to

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the extent of the capital gain dividend. Net short-term capital gains (the excess of net short-term capital gains over net long-term capital losses) will be distributed annually as ordinary income. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Distributions by a Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares. Return of capital distributions can occur for a number of reasons including, among others, a Portfolio over-estimates the income to be received from certain investments.

For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate (except in the U.S. Government Money Market Portfolio that seeks to maintain a stable net asset value) may result in higher taxes. This is because a Portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable Portfolio with a low turnover rate. Any such higher taxes would reduce a Portfolio’s after-tax performance.

The capital losses of a Portfolio, if any, do not flow through to shareholders. Rather, a Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals apply to RICs. Thus, if a Portfolio has a "net capital loss" (that is, capital losses in excess of capital gains), the excess (if any) of a Portfolio's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of a Portfolio's next taxable year, and the excess (if any) of a Portfolio's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of a Portfolio's next taxable year. Any such net capital losses of a Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by a Portfolio in succeeding taxable years. However, for any net capital losses realized in taxable years of a Portfolio beginning on or before December 22, 2010, a Portfolio is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of a Portfolio. An ownership change generally results when shareholders owning 5% or more of a Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of a Portfolio beginning on or before December 22, 2010, to expire unutilized), thereby reducing a Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Portfolio’s shareholders could result from an ownership change. A Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Portfolio’s control, there can be no assurance that a Portfolio will not experience, or has not already experienced, an ownership change. Additionally, if a Portfolio engages in a tax-free reorganization with another Portfolio, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Portfolio of its

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capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Portfolio, or vice versa, thereby reducing the tax benefits Portfolio shareholders would otherwise have enjoyed from use of such capital loss carryovers.

[At August 31, 2015, capital loss carryforwards available to offset future capital gains of the Portfolios, if any, are as follows:]

Shareholders generally are taxed on any ordinary dividend or capital gain distributions from a Portfolio in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to shareholders of record of such month in January then such amounts will be treated for tax purposes as received by the shareholders on December 31.

Subject to certain exceptions and holding period and debt financing requirements, a domestic corporate shareholder may be eligible for a 70% dividends received deduction to the extent that each Portfolio earns and distributes qualifying dividends from its investments. Distributions of net capital gains by a Portfolio will not be eligible for the dividends received deduction.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of U.S. tax on distributions made by a Portfolio and may also be subject to U.S. estate tax. An exemption from U.S. withholding tax is provided for capital gain dividends paid by a Portfolio from long-term capital gains, if any. The exemptions from U.S. withholding for interest-related dividends” paid by a Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends have expired for taxable years of a Portfolio that begin on or after January 1, 2015. It is unclear as of the date of this SAI whether Congress will reinstate the exemptions for interest-related and short-term capital gain dividends, or, if reinstated, whether such exemptions would have retroactive effect. However, if reinstated, the Portfolios expect to withhold taxes on such distributions regardless of the fact that they may not be required to do so. Notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject

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to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Portfolios, including the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which a Portfolio may invest.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

PURCHASES, REDEMPTIONS AND EXCHANGES. Any dividend or capital gains distribution received by a shareholder from any regulated investment company will have the effect of reducing the net asset value of the shareholder’s stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder’s cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would represent economically in part a return of the shareholder’s investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Portfolio shares immediately prior to a distribution record date. In general, a sale of shares results in capital gain or loss and, for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder’s Portfolio shares normally is treated as a sale for tax purposes. Portfolio shares held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

Gain or loss on the sale or redemption of shares in a Portfolio is measured by the difference between the amount of consideration received (or the fair market value of any property received) and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances, a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares. Under the Emergency Economic Stabilization Act of 2008, a Portfolio or its transfer agent will be required to provide you with cost basis information on the sale of any of your shares in a Portfolio, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in a Portfolio on or after January 1, 2012. In the absence of an election, the Portfolios will use a default cost basis method which is the average cost method. The Portfolios are required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased in a Portfolio on or after January 1, 2012 where the cost basis of the shares is known by the Portfolio (referred to as “covered shares”) and that are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in a Portfolio through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. The IRS permits the use of several methods to determine the

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cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Portfolios do not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Portfolio if you intend to utilize a method other than the Portfolio’s default method of average cost. If you do not notify a Portfolio of your elected cost basis method upon the initial purchase into your account, the Portfolio’s default method of average cost will be applied to your covered shares. The Portfolios will compute and report the cost basis of your shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However a Portfolio is not required to, and in many cases does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by a Portfolio. If you hold your Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Exchanges of a Portfolio’s shares for shares of another fund, including shares of other Portfolios in the Saratoga Advantage Trust, are subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

If a shareholder realizes a loss on the redemption or exchange of a Portfolio’s shares and receives securities that are considered substantially identical to that Portfolio’s shares or reinvests in that Portfolio’s shares within 30 days before or after the redemption or exchange, the transactions may be subject to the “wash sale” rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

Under Treasury regulations, if a shareholder recognizes a loss with respect to a Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

Shareholders who are not U.S. persons should consult their tax advisors regarding the U.S. and foreign tax consequences of selling shares of the Portfolios, including the risks and special tax consequences to them from a sale of shares of a Portfolio that is a “U.S. Real Property Holding Corporation” (generally, a Portfolio 50% or more of the fair market value of whose assets consists of “United States Real Property Interests”, including stock of certain REITs).

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Foreign Account Tax Compliance Act (“FATCA”). A Portfolio will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends paid by a Portfolio after June 30, 2014

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and redemption proceeds and certain capital gain dividends paid by a Portfolio after December 31, 2015 to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Portfolio to enable the Portfolio to determine whether withholding is required.

TAX TREATMENT OF PORTFOLIO TRANSACTIONS. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Portfolio and, in turn, effect the amount, character and timing of dividends and distributions payable by the Portfolio to its shareholders. This section should be read in conjunction with the discussion above under “INVESTMENT OF THE TRUST’S ASSETS AND RELATED RISKS” for a detailed description of the various types of securities and investment techniques that apply to a Portfolio.

In general. In general, gain or loss recognized by a Portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held the debt obligation unless the Portfolio made a current inclusion election to accrue market discount into income as it accrues. If a Portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Portfolio is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a Portfolio’s investment in such securities may cause the Portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a Portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for a Portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a Portfolio should recognize market discount on a debt obligation, when a Portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a Portfolio may take deductions for bad debts or worthless securities and how a Portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

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Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a Portfolio are not immediately included in the income of the Portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Portfolio is exercised and the Portfolio sells or delivers the underlying stock, the Portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Portfolio minus (b) the Portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, the Portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Portfolio is greater or less than the amount paid by the Portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a Portfolio expires unexercised, the Portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a Portfolio as well as listed non-equity options written or purchased by the Portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a Portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a Portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Portfolio, defer losses to the Portfolio, and cause adjustments in the holding periods of the Portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Portfolio has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a Portfolio’s investments in derivatives and foreign currency-denominated instruments, and the Portfolio’s transactions in foreign currencies and hedging activities, may

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produce a difference between its book income and its taxable income. If a Portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a Portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced, for taxable years of a Portfolio beginning after December 22, 2010, by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A Portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Portfolio's ordinary income distributions to you, and may cause some or all of the Portfolio's previously distributed income to be classified as a return of capital. In certain cases, a Portfolio may make an election to treat such gain or loss as capital.

PFIC investments . A Portfolio may invest in stocks of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Portfolio intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Portfolio’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Portfolio is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Portfolio. In addition, if a Portfolio is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on a Portfolio in respect of deferred taxes arising from such distributions or gains.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Portfolio in a non-U.S. REIT may subject the Portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A Portfolio’s pro rata share of any such taxes will reduce the Portfolio’s return on its investment. A Portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Portfolio Transactions — PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Investment Company Taxation.” Also, a Portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain

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realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Portfolio will be treated as long term capital gains by the Portfolio and, in turn, may be distributed by the Portfolio to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a Portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion income)” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Portfolio’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMICs”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (“UBTI”), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Portfolio will not allocate to shareholders excess inclusion income.

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These rules are potentially applicable to a Portfolio with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a Portfolio that has a non-REIT strategy.

Investments in partnerships and QPTPs . For purposes of the Income Requirement, income derived by a Portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Portfolio. r While the rules are not entirely clear with respect to a Portfolio investing in a partnership outside a master feeder structure, for purposes of testing whether a Portfolio satisfies the Asset Diversification Test, the Portfolio is generally treated as owning a pro rata share of the underlying assets of a partnership. In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (i.e., because it invests in commodities or is an MLP). All of the net income derived by a Portfolio from an interest in a QPTP will be treated as qualifying income but the Portfolio may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Portfolio to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a Portfolio with respect to items attributable to an interest in a QPTP. Portfolio investments in partnerships, including in QPTPs, may result in the Portfolio being subject to state, local or foreign income, franchise or withholding tax liabilities.

Investments in commodities —structured notes, corporate subsidiary and certain ETFs. Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. The IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. However, in a subsequent revenue ruling, the IRS provided that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary (such as the Subsidiary) that invests in commodities, may be considered qualifying income under the Code. Historically, the IRS has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity indexed-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are qualifying income for purposes of the Income Requirement. However, no Portfolio has received such a private letter ruling, and a Portfolio is not able to rely on private letter rulings issued to other taxpayers. Additionally, the IRS has suspended the granting of such private letter rulings, pending review of its position on this matter. The tax treatment of a Portfolio’s investments in the Subsidiary or commodity indexed-linked structured notes may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS (which may be retrospective) that could affect whether income derived from such investments is qualifying income under the Income Requirement, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or any gains and distributions made by the Portfolio. In addition, a Portfolio may gain exposure to commodities through investment in QPTPs such as an exchange traded fund or ETF that is classified as a partnership and which invests in commodities. Accordingly, the extent to

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which a Portfolio invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the Portfolio must continue to satisfy to maintain its status as a regulated investment company. A Portfolio also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. If a Portfolio does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the Portfolio could fail to qualify as a regulated investment company.

Securities lending. While securities are loaned out by a Portfolio, the Portfolio will generally receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a Portfolio with a strategy of investing in tax-exempt securities, any payments made "in lieu of" tax-exempt interest will be considered taxable income to the Portfolio, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities . Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.

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Investments in securities of uncertain tax character. A Portfolio may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Portfolio, it could affect the timing or character of income recognized by the Portfolio, requiring the Portfolio to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING. A shareholder may be subject to backup withholding (currently, at a rate of 28%) with respect to (a) taxable dividends and distributions and (b) the proceeds of any redemptions of shares of a Portfolio if he or she fails to furnish a correct taxpayer identification number, certify that he or she has provided a correct taxpayer identification number, certify that he or she is not subject to backup withholding, and certify that he or she is a U.S. person. An individual’s taxpayer identification number is his or her social security number. A Portfolio also must withhold if the IRS instructs it to do so. Backup withholding is not an additional tax and will be credited against a taxpayer’s regular federal income tax liability.

ADDITIONAL INFORMATION

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTION OF TRUST SHARES.

Currently, the Trust has not entered into any arrangements to permit frequent purchases and redemptions of Trust shares.

The Managers and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Portfolios) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Portfolios’ shares. Such fees are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Portfolios. The Managers and/or the Distributor have entered into agreements with brokers and/or service providers for the provision of such services pursuant to which the Managers and/or the Distributor pays to the broker and/or service provider a fee that typically does not exceed 0.50% of the value of all sales of Trust shares in which the broker and/or service provider or its affiliates is record owner or broker-dealer of record.

The prospect of receiving, or the receipt of, additional compensation, as described above, by intermediaries, financial advisors and other sales persons may provide them with an incentive to favor sales of shares of the Portfolios over other investment options with respect to which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Portfolios. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares.

You should review carefully any disclosure by such brokers, dealers or other intermediaries as to their compensation.

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DESCRIPTION OF THE TRUST. It is not contemplated that regular annual meetings of shareholders will be held. Shareholders of each Portfolio, together with shareholders of each other Portfolio in the Trust (together, “Trust Shareholders’) have the right, upon the declaration in writing or vote by two-thirds of the outstanding shares of the Portfolio, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders (for at least six months) of 10% of its outstanding shares. In addition, 10 shareholders holding the lesser of $25,000 or 1% of the Trust’s outstanding shares may advise the Trustees in writing that they wish to communicate with Trust Shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give the applicants access to the Trust’s shareholder list or mail the applicant’s communication to all other shareholders at the applicant’s expense.

When issued, shares of each class are fully paid and have no preemptive, conversion or other subscription rights. Each class of shares represents identical interests in the applicable Portfolio’s investment portfolio. As such, they have the same rights, privileges and preferences, except with respect to: (a) the designation of each class, (b) the effect of the respective sales charges, if any, for each class, (c) the distribution fees borne by each class, (d) the expenses allocable exclusively to each class, (e) voting rights on matters exclusively affecting a single class and (f) the exchange privilege of each class. Upon liquidation of the Trust or any Portfolio, shareholders of each class of shares of a Portfolio are entitled to share pro rata in the net assets of that class available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

The assets received by the Trust on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Trust’s books of account. Expenses not otherwise identified with a particular Portfolio will be allocated fairly among two or more Portfolios by the Board of Trustees. The Trust’s Board of Trustees has agreed to monitor the Portfolio transactions and management of each of the Portfolios and to consider and resolve any conflict that may arise.

The Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for each Portfolio’s obligations, and provides that each Portfolio shall indemnify any shareholder who is held personally liable for the obligations of that Portfolio. It also provides that each Portfolio shall assume, upon request, the defense of any claim made against any shareholder for any act or obligation of that Portfolio and shall satisfy any judgment thereon.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Tait, Weller & Baker LLP (“TWB”) has served as the independent registered public accounting firm of each of the Initial Portfolios since August 31, 2003 and served as the independent registered public accounting firm for the James Alpha Real Return Portfolio and James Alpha Global Real Estate Investments Portfolio for the fiscal period ending August 31, 2011 and the fiscal years ended August 31, 2014, August 31, 2013 and August 31, 2012. TWB has served as the independent registered public accounting firm of the James Alpha Multi Strategy Portfolio for the fiscal period September 29, 2014 (commencement of operations) through August 31, 2015. TWB has served at the independent registered public accounting firm of the James Alpha Managed Risk Equity Portfolio and the James Alpha Managed Risk Emerging Markets Equity Portfolio for the fiscal period August 3, 2015 (commencement of operations through August 31, 2015. TWB will serve as the independent registered public accounting firm of the James Alpha Family Office Portfolio

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for the fiscal year ending August 31, 2016. TWB’s services include auditing the annual financial statements and financial highlights of each Portfolio as well as other related services.

TRUST COUNSEL. Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036-6797, acts as the Trust’s legal counsel.

CUSTODIAN. The Bank of New York Mellon, located at One Wall Street, 25th Floor, New York, New York 10286, is the custodian of the assets of the Trust and the Subsidiary.

CUSTODY ADMINISTRATOR. Gemini Fund Services, LLC, located at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, serves as the Trust’s Administrator and Custody Administrator.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT. Gemini Fund Services, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, serves as the Trust’s transfer agent and shareholder servicing agent.

DISTRIBUTION OPTIONS. Shareholders may change their distribution options by giving the Transfer Agent three days prior notice in writing.

TAX INFORMATION. The federal tax treatment of the Portfolios’ dividends and distributions is explained in the Prospectus under the heading “Dividends, Distributions and Taxes.” A Portfolio will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all its ordinary income for that year and capital gains for the one year period ending on October 31 of that year.

REDEMPTION IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio’s shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio’s net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

SUSPENSION OF SHAREHOLDER REDEMPTIONS. The U.S. Government Money Market Portfolio reserves the right to suspend the right of shareholder redemption or postpone the date of payment for more than seven days to the extent permitted by law.

FINANCIAL STATEMENTS

The financial statements and independent auditor’s report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust’s Annual Report to Shareholders for the year ended August 31, 2015. The Trust will provide these Reports without charge upon request by calling the Trust at 1-800-807-FUND. As of the date of this SAI, there are no financial statements available for the James Alpha Family Office Portfolio, which commenced operations on [ ].

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APPENDIX A-- RATINGS

DESCRIPTION OF MOODY’S CORPORATE BOND RATINGS

     Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future payments cannot be considered as well assured. Often the protection of interest and principal may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody’s applies the numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY’S MUNICIPAL BOND RATINGS

     Aaa. Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

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     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A are judged to be upper medium grade obligations. Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of other terms of the contract over long periods may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be elements of danger present with respect to principal or interest.

DESCRIPTION OF S&P CORPORATE BOND RATINGS

     AAA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB and B. Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

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DESCRIPTION OF S&P’S MUNICIPAL BOND RATINGS

     AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

     A. Debt rated A is regarded as safe. This rating differs from the two higher ratings because, with respect to general obligation bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good but not exceptional and stability of pledged revenues could show some variations because of increased competition or economic influences in revenues.

     BBB. Bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the A category.

     BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt, however, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

     B. Debt rated B has a greater vulnerability to default bit presently has the capacity to meet interest and principal payments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC. Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

DESCRIPTION OF FITCH’S MUNICIPAL BOND RATINGS

     Debt rated “AAA”, the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     Debt rated “AA” is regarded as very high credit quality. The obligor’s ability to pay interest and repay principal is very strong.

     Debt rated “A” is of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings.

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     Debt rated “BBB” is of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment.

     Debt rated “BB” is considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes, however, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     Debt rated “B” is considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     Debt rated “CCC” has certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position within the category.

     DESCRIPTION OF MOODY’S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Moody’s ratings for state and municipal notes and other short-term loans are designated “Moody’s Investment Grade” (“MIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. A short-term rating designated VMIG may also be assigned on an issue having a demand feature. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term borrowing. Symbols used will be as follows:

     MIG-l/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

DESCRIPTION OF S&P’S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Standard & Poor’s tax exempt note ratings are generally given to such notes that mature in three years or less. The two higher rating categories are as follows:

     SP-1. Very strong or strong capacity to pay principal and interest. These issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2. Satisfactory capacity to pay principal and interest.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

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     Commercial paper rated Prime-l by Moody’s is judged by Moody’s to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well insured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

     Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Commercial paper rated A by S&P have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issuers rated A are further refined by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Those issuers rated A-1 that are determined by S&P to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     Fitch’s commercial paper ratings represent Fitch’s assessment of the issuer’s ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from F-1+ which represents exceptionally strong credit quality to F-4 which represents weak credit quality.

     Duff & Phelps’ short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, banker’s acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range from Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

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APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

Each Portfolio has delegated responsibility to the various Advisors to vote proxies in accordance with the Advisors Proxy Voting Policies and Procedures (all of which are attached hereto).

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Proxy Voting Policies and Procedures

June 30, 2004

AMENDED

March 31, 2005

May 16, 2005

March 31, 2007

August 30, 2007

March 31, 2008

June 25, 2008

September 22, 2009

April 1, 2010

February 15, 2011

April 25, 2011

March 5, 2012

May 10, 2012

February 11, 2013

February 7, 2014

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contents

1	GENERAL	5
	Introduction General Guidelines Proxy Committee Conflicts of Interest Recordkeeping and Disclosure

2	PROPOSALS USUALLY VOTED FOR	10

Adjustments to Par Value of Common Stock

Annual Election of Directors

Appraisal Rights

Authority to Issue Shares ( for certain foreign issuers)

Blank Check Preferred Authorization

Chairman and CEO are the Same Person

Changing Corporate Name

Confidential Voting

Cumulative Voting

Delivery of Electronic Proxy Materials

Director Nominees in Uncontested Elections

Director Related Compensation

Election of CEO Director Nominees

Election of Mutual Fund Trustees

Equal Access

Fair Price Provisions

Golden and Tin Parachutes

Greenshoe Options

Independent Audit, Compensation and Nominating Committees

Independent Board Chairman

Majority Voting

OBRA-Related Compensation Proposals

Ratifying Auditors

Reverse Stock Splits

Right to Adjourn

Right to Call a Special Meeting

Share Cancellation Programs

Shareholder Ability to Alter the Size of the Board

Shareholder Ability to Remove Directors

Share Repurchase Programs

Stock Distributions: Splits and Dividends

White Squire Placements

Written Consent

3	PROPOSALS USUALLY VOTED AGAINST	14
	Common Stock Authorization Director and Officer Indemnification and Liability Protection Shareholder Ability to Act by Written Consent Shareholder Ability to Call Special Meetings
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Shareholder Ability to Remove Directors

Share Retention By Executives

Staggered Director Elections

Stock Ownership Requirements

Supermajority Shareholder Vote Requirements

Term of Office

Unequal Voting Rights

4	PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE	15
	401(k) Employee Benefit Plans Compensation Plans Employee Stock Ownership Plans Executive Compensation Advisory Resolutions (“Say-on-Pay”) Preemptive Rights Stock Option Plans

5	PROPOSALS REQUIRING SPECIAL CONSIDERATION	16

Asset Sales

Bundled Proposals

Charitable and Political Contributions and Lobbying Expenditures

Compensation in the Event of a Change in Control

Conversion of Debt Instruments

Corporate Restructuring

Counting Abstentions

Debt Restructurings

Delisting a Security

Director Nominees in Contested Elections

Disclosure of Prior Government Service

Environment and Social issues

Animal Rights

Energy and Environment

Equal Employment Opportunity and Discrimination

Human Resource Issues

Maquiladora Standards and International Operations Policies

Military Business

Northern Ireland

Product Integrity and Marketing

Third World Debt Crisis

Golden Coffins

Greenmail

Liquidations

Mergers and Acquisitions

Mutual Fund Distribution Agreements

Mutual Fund Fundamental Investment Restrictions

Mutual Fund Investment Advisory Agreement

Poison Pills

Proxy Access

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Proxy Contest Defenses

Reimburse Proxy Solicitation Expenses

Reincorporation Proposals

Shareholder Advisory Committees

Shareholder Proposals to Limit Executive and Director Pay State Spin-offs

Takeover Statutes

Tender Offer Defenses

1. GENERAL

A.              Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies on behalf of a client if, in its investment management agreement (“IMA”) with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that, the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles’ fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 08-2, 29 C.F.R. 2509.08-2 (October 17, 2008).

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.	General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

  Client’s Best Interest. Loomis Sayles’ Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer’s securities during the expected holding period.

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  Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

  Stated Policies. These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

  Abstain from Voting. Our policy is to vote rather than abstain from voting on issues presented unless the client’s best interest requires abstention. Loomis Sayles will abstain in cases where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English. Loomis Sayles will vote against ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client's behalf, such as when ballot delivery instructions have not been processed by a client's custodian, the Proxy Voting Service has not received a ballot for a client's account or under other circumstances beyond Loomis Sayles' control.

  Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the client’s best interests.

  Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

  Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles’s representatives.

8.	Disclosure to Third Parties. Loomis Sayles’ general policy is not to disclose to third parties how it (or its voting delegate) voted a client’s proxy except that for registered investment companies, Loomis Sayles makes disclosures as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of
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client groups, Loomis may make general disclosures (not specific as to client) of its voting instructions.

C.	Proxy Committee.

1.	Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2. Duties. The specific responsibilities of the Proxy Committee, include,

a. to develop, authorize, implement and update these Proxy Voting Procedures, including

(i) annual review of these Procedures to ensure consistency with internal policies and regulatory agency policies,

(ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

(iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

b. to oversee the proxy voting process, including;

(i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and

(iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate;

c. to engage and oversee third-party vendors, including Proxy Voting Services; and

d. to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

3. Standards.

a. When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b. When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

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4. Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Procedures. Any Charter shall set forth the Committee’s purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

Conflicts of Interest.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy

Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

D.	Recordkeeping and Disclosure.

Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

2. proposals usually Voted For

Proxies involving the issues set forth below generally will be voted FOR.

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Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Authority to Issue Shares (for certain foreign issuers): Vote for proposals by boards of non-US issuers where: (1) the board’s authority to issue shares with preemptive rights is limited to a nominal value of no more than 33% of the issuer’s issued ordinary share capital; or (2) the board’s authority to issue shares without preemptive rights is limited to a nominal value of no more than 5% of the issuer’s issued ordinary share capital, to the extent such limits continue to be consistent with the guidelines issued by the Association of British Insurers and other UK investor bodies; and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Review on a case-by-case basis proposals that do not meet the above criteria.

Blank Check Preferred Authorization:

A.	Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.
B.	Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
C.	Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

Changing Corporate Name: Vote for changing the corporate name.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Director Nominees in Uncontested Elections:

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A.	Vote for proposals involving routine matters such as election of Directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.
B.	Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Generally, vote against audit committee members if auditor ratification is not proposed, except in cases involving mutual fund board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules. Vote against compensation committee members when the Proxy Voting Service recommends a vote against the issuer's "say on pay" advisory vote. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.
C.	Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interest of shareholders.
D.	Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

Director Related Compensation: Vote for proposals that are required by and comply with the applicable statutory or listing requirements governing the issuer. Review on a case-by-case basis all other proposals.

Election of CEO Director Nominees: Vote for a CEO director nominee that sits on less than four U.S.-domiciled company boards and committees. Vote against a CEO director nominee that sits on four or more U.S.-domiciled boards and committees. Vote for a CEO director nominees of non-U.S.-domiciled companies that sit on more than 4 non-U.S.-domiciled company boards and committees.

Election of Mutual Fund Trustees: Vote for nominees that oversee less than 60 mutual fund portfolios. Review nominees on a case-by-case basis if the number of mutual fund portfolios over which a nominee has oversight is 60 or greater and the portfolios have a similar investment strategy.

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Fair Price Provisions:

A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Golden and Tin Parachutes:

A.	Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.
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B.	Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Review on a case-by-case basis proposals that do not meet the above criteria.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Independent Board Chairman:

A.	Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be "independent," as defined by a relevant exchange or market with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.
B.	Vote such proposals on a case by case basis when, according to the Proxy Voting Service, the issuer's enterprise value is less than $10 billion.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of Directors/Trustees.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A.	Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
B.	Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162 (m) of OBRA.
C.	Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
D.	Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Ratifying Auditors:

A.	Generally vote for proposals to ratify auditors.
B.	Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company's auditor we will vote against ratification and against the members of the audit committee.
C.	Vote against ratification of auditors and vote against members of the audit committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

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Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Right to Call a Special Meeting: Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer's treasury.

Shareholder Ability to Alter the Size of the Board:

A.	Vote for proposals that seek to fix the size of the board.
B.	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination. 3. proposals usually Voted against

Proxies involving the issues set forth below generally will be voted AGAINST.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Director and Officer Indemnification and Liability Protection:

A.	Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.
B.	Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director was found to have
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acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director's legal expenses would be covered.

Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Shareholder Ability to Remove Directors:

A.	Vote against proposals that provide that directors may be removed only for cause.
B.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

Unequal Voting Rights:

A. Vote against dual class exchange offers and dual class recapitalizations.

B.	Vote, on a case-by-case basis, proposals to eliminate an existing dual class voting structure.

4. proposals usually voted AS RECOMMENDED BY THE
PROXY VOTING SERVICE

Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the proxy voting service but may, in the consideration of the Committee, be reviewed on a case-by-case basis.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally

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greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

Executive Compensation Advisory Resolutions (“Say-on-Pay”): A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.
B.	Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.
C.	Vote for a 3 year review of executive compensation when a recommendation of the Proxy Voting Service is for the approval of the executive compensation proposal, and vote for an annual review of executive compensation when the Proxy Voting Service is against the approval of the executive compensation proposal.

Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to Common Stock Authorization requirements above.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote against plans which expressly permit repricing of underwater options.
B.	Vote against proposals to make all stock options performance based.
C.	Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.
D.	Vote for proposals that request expensing of stock options.

5. proposals requiring SPECIAL CONSIDERATION

The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Bundled Proposals: Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis.

Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer should be considered on a case-by-case basis.

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Conversion of Debt Instruments: Votes on the conversion of debt instruments should be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes should be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

Delisting a Security: Review on a case-by-case basis all proposals to delist a security from an exchange.

Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Committee, be reviewed on a case-by-case basis if the Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

Animal Rights: Proposals that deal with animal rights.

Energy and Environment: Proposals that request companies to file the CERES Principles.

Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

Human Resources Issues: Proposals regarding human resources issues.

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Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

Military Business: Proposals on defense issues.

Northern Ireland: Proposals pertaining to the MacBride Principles.

Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

Third World Debt Crisis: Proposals dealing with third world debt.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive's death.

Greenmail:

A. Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

B. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund's fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Poison Pills:

A.	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
B.	Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.
C.	Review on a case-by-case basis management proposals to ratify a poison pill.

Proxy Access: Proposals to allow shareholders to nominate their own candidates for seats on a board should be evaluated on a case-by-case basis.

Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

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Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Reincorporation Proposals: Proposals to change a company's domicile should be examined on a case-by-case basis.

Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Shareholder Proposals to Limit Executive and Director Pay:

A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B. Review on a case-by-case basis (I) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions. Vote against proposals to link all executive or director variable compensation to performance goals.

Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Tender Offer Defenses: Generally, proposals concerning the following tender offer defenses should be evaluated on a case-by-case basis.

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Oak Associates, ltd.

Proxy Voting Procedures and Policies

March, 2012

I.	INTRODUCTION

Proxy voting is an important right of the shareholders. When Oak Associates, ltd. has discretion to vote the proxies of its clients, two principles guide the voting: advancing the economic interests of our clients and protecting their rights as beneficial owners of the corporation in whose securities we invest.

The client relationships in which Oak will vote the proxies include:

  Employee benefits plans and other clients subject to ERISA.
  Plans and other institutional clients, not subject to ERISA, which have delegated proxy-voting responsibility to Oak Associates, ltd.
  The registered investment companies (“Oak Associates Funds”) advised by Oak Associates, ltd.
  Wrap fee programs that have delegated proxy-voting responsibility to Oak Associates, ltd.

For those advisory clients who have retained proxy-voting responsibility, Oak Associates, ltd. has no authority and will not vote any proxies for those client portfolios. Generally, the clients that have retained proxy-voting responsibility are individuals and their related accounts.

This document summarizes our voting policies on both management and shareholder proposals. Our policies cover the issues that we most frequently encounter.

II.	ROLE OF INVESTMENT TEAM

1.	The Investment Team, which is the committee consisting of all the Portfolio Managers and the Compliance Officer, is designated as the Firm’s policy-making body with respect to proxy voting guidelines.

2.	The Investment Team determines the Statement of Policy, which is set forth as Section IV of this policy.

3.	The Investment Team delegates to Portfolio Managers to determine how to vote proxies with respect to issues that are not indicated by the Statement of Policy.

4.	The Investment Team will delegate decisions with respect to specific proxy issues to one of the Portfolio Managers or Research Analysts who is most familiar with the issuer and its business.
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5.	The Analyst or Portfolio Manager may determine to vote proxies in a manner that differs from the Statement of Policy if the Investment Committee believes that not voting in accordance with the Investment Policy is in the best interest of the client.

III.	PROXY VOTING PROCEDURES

1.	Oak Associates, ltd. has retained a third party, Institutional Shareholder Services (ISS), to assist it in coordinating and voting proxies with respect to client securities. Oak’s Compliance Officer shall monitor ISS to assure that all proxies are being properly voted and appropriate records are being retained.

2.	All proxies received by Oak Associates, ltd. will be sent to ISS to coordinate and vote proxies. ISS will:

A.              Keep a record of each proxy received;

B.              Determine which accounts managed by Oak Associates, ltd. hold the security to which the proxy relates;

C.              Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which Oak must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

3.	The Compliance Officer will identify any conflicts that exist between the interests of Oak and its clients. This examination will include a review of the relationship of Oak with the issuer of each security to determine if the issuer is a client of Oak or has some other relationship with Oak.

IV.	STATEMENT OF POLICY

Oak Associates, ltd. believes that voting proxies in accordance with the following policies is in the best interest of the separate account clients and mutual fund shareholders.

For Taft Hartley clients, Oak will vote those proxies in accordance with the recommendations made by Institutional Shareholder Services (ISS) Proxy Voter Services (PVS) unless Oak is directed by the Taft Hartley client not to use the ISS services. PVS is dedicated to voting proxies for Taft Hartley plans.

1.	Routine Items:

•	Oak will generally vote FOR the election of directors (where no corporate governance issues are implicated).
•	Oak will generally vote FOR an independent chairman of the board.
•	Oak will generally vote AGAINST directors with poor attendance.
•	Oak will generally vote FOR tying bonuses to performance.
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•	Oak will generally vote AGAINST shareholder resolutions to limit the tenure of directors.
•	Oak will generally vote FOR the selection of independent auditors.
•	Oak will generally vote FOR increases in or reclassification of common stock.
•	Oak will generally vote FOR management recommendations on indemnification and liability limitations for officers and directors.
•	Oak will generally vote AGAINST shareholder proposals to limit indemnification and liability limitations.
•	Oak will generally vote FOR changes in the board of directors (where no corporate governance issues are implicated).
•	Oak will generally vote FOR outside director compensation.
•	Oak will generally vote AGAINST expensing options.

2.	Non-Routine:

•	Oak will generally vote FOR shareholder resolutions requesting the adoption of confidential voting.
•	Oak will generally vote AGAINST management resolutions to implement fair price procedures.
•	Oak will generally vote AGAINST management proposals to introduce several classes of voting stock with unequal voting rights.
•	Oak will generally vote AGAINST management proposals to institute supermajority rules.
•	Oak will generally vote FOR a proposed reverse split of a company’s common stock.
•	Oak will generally vote FOR shareholder proposals that a company opt out of various anti-takeover statues.

3.	General Voting Policy

If the proxy includes a Routine Item that implicates corporate governance changes or a Non-Routine Item where no specific policy applies, then the Investment Committee will review the proxy and determine how the proxies should be voted on a case-by-case basis.

Oak Associates, ltd. also seeks to avoid any conflicts that may arise in the review and voting of client proxies. In the event any Potential or Actual Conflict of Interest may arise, Oak will disclose the circumstances of any such conflict to client(s) and in most cases either forwards the proxy materials to the client to vote, vote according to ISS recommendations or take such other action as may be appropriate under the particular circumstances.

V.	DISCLOSURE

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Oak Associates, ltd. will make available these policies and procedures on the Oak Associates, ltd. website at www.oakassociates.com.

Oak Associates, ltd. will disclose a concise summary of the firm’s proxy policy and procedures and indicate in its Form ADV Part II that clients may contact Client Services via e-mail or by telephone in order to obtain information on how Oak voted such client’s proxies, and to request a copy of these procedures and policies. If a separate account client requests this information, Client Services will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon; and (3) how Oak voted the client’s proxy.

Our Form ADV disclosures will be amended whenever these procedures and policies are updated.

VI.	RECORDKEEPING

The Compliance Officer has overall responsibility for maintaining files and records regarding Oak Associates, ltd. proxy policies and practices in an appropriate manner and for the required period, i.e., two years on-site in Oak Associates, ltd. offices and at least an additional three years off-site in secure and accessible facilities. The firm’s recordkeeping procedures include the following:

•	Oak Associates, ltd. maintains relevant records, in paper or electronic format, i.e., internally and EDGAR, including proxy statements, related research materials, proxy ballots and votes, on an issuer and client basis.

•	Oak Associates, ltd. also maintains an annual file of records of any written client requests for proxy voting information for their portfolio securities and provides information to clients as requested.

March 3, 2012

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M.D. SASS ORGANIZATION

PROXY VOTING POLICY

Dated as of April 2014

It is the policy of M.D. Sass to vote proxies in the interest of maximizing value for M.D. Sass’ Clients. Proxies are an asset of a client, which should be treated by M.D. Sass with the same care, diligence, and loyalty as any asset belonging to a client. To that end, M.D. Sass will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the security to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote, and portfolio managers may be consulted by the Chief Compliance Officer (or his designee) when voting proxies of securities recommended by such portfolio managers. The Firm may utilize the services of third parties, such as Proxy Edge, to assist the Firm in meeting its proxy voting obligations. In addition, the Firm may abstain (or otherwise be unable to vote) proxies as may be directed by the Firm’s Clients or to the extent it may be impractical or impossible for the Firm to vote proxies (e.g., unavailability, limited value, or unjustifiable costs).[1]

GENERAL POLICIES WITH RESPECT TO SPECIFIC PROPOSALS

As a general matter, and consistent with our fiduciary responsibilities to act solely in the interest of plan participants and beneficiaries, we will generally vote FOR the following proposals if we believe they are in the best interests of our Clients. Additional considerations effecting the decision to vote for are listed below:

a. Election of management slate of directors – consider board independence as well as long term performance of the directors and the company.

In voting on entire Board:

(i) 2/3 of the Directors should be independent (have only one connection to the corporation which is the directorship or if the person is a rank and file employee). A director is defined as independent if he or she has only one nontrivial connection to the corporation, that of his or her directorship or is a rank and file employee. A director generally will not be considered independent if currently or previously employed by the Company or an affiliate in an executive

[1] For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, M.D. Sass must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, M.D. Sass will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Furthermore, M.D. Sass may not be able to vote proxies for certain securities if M.D. Sass does not receive the proxy statement in time to vote the proxies due to custodial processing delays or errors.

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capacity; if employed by a present or former auditor of the Company in the past five years; if employed by a firm that is one of the Company’s paid advisors or consultants; if employed by a customer or supplier with a nontrivial business relationship; if employed by a foundation or university that receives grants or endowments from the Company; if the person has any personal services contract with the Company; if related to an executive or director of the Company; or if an officer of a firm on which the Company’s chairman or chief executive officer also is a board member.

(ii) Consider company’s long-term value growth as judged by performance indicators.

(iii) Consider actions taken by the Board that may not be in the Company’s long term best interest i.e. awarding themselves excessive compensation.

(iv) Consider the Board’s responsiveness to shareholder concerns – proposals.

In voting on individual Directors:

(i) Committees – Audit, Nominating and Compensation may be required to be 100% composed of independent directors. This should be considered and vote against non-independent director nominee serving on these committees. Also consider performance of committees i.e. approving excessive compensation, failing to address auditor conflicts).

(ii) Attendance at 75% of meetings or withhold vote.

(iii) If the Director is employed full time – service on no more than 3 public company Boards. If retired, no more than five public company Boards.

Contested Elections: consider Board independence, background of proxy contest, evaluate the competing strategic corporate plans, impact on constituents and equity ownership of individual directors.

b. Appointment of auditors – vote for unless any of the following factors, then consider voting against ratification:

(i) We determine that there is a change in auditors from prior years and the cause is a disagreement between the terminated auditor and the company on a matter of accounting principles and practices.

(ii) Auditor provides advice on tax avoidance strategies (see tax services in proxy) where we believe this may put auditor in role of advocate for the Company.

(iii) Fees for non-audit services are more than 20% of all fees, we should be concerned.

(iv) The Company has had the same auditor for more than seven years.[2]

c. Cumulative voting.

d. Profit sharing/remuneration plans.

e. Pension/retirement plans.

f. Authorization of new securities if there is no intent to unduly dilute shareholder's proportionate interest, reverse stock splits.

(i) Common stock - support if reasonable and management provides persuasive justification. Vote against increase of existing authorization by more than 50%.

(ii) Preferred stock – approve unless Board has unlimited rights to set the terms and conditions of the shares.

(iii) Support reverse stock split if management provides reasonable justification.

(iv) Vote against issuance of new classes of stock with unequal voting rights (dual class voting).

g. Acquisition of property

h. Asset restructuring

i. Option/incentive plans and revisions thereof.

[2] Given the limited number of “Big Four” accounting firms, M.D. Sass may consider ratifying the appointment of the same auditor for more than seven years, provided that no additional negative factors exists and there is no reason to believe that the Company’s auditors have been complacent in the performance of their auditing duties.

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(i) Support if performance-based (includes premium price –strike price of 100% + of fair market value on date of grant or linked to market or industry stock price index).

(ii) Support expensing of stock options.

(iii) Plan should not exceed an annual stock option grant rate of 1% of shares outstanding to senior executives.

(iv) Vote against a plan that does not prohibit repricing of underwater stock options with new unless Company has a policy against repricing.

(v) Vote against proposal if total dilution of outstanding voting power or shareholders’ equity is greater than 10%

(vi) Vote against reloading (to replace options which have been exercised).

(vii) Oppose plans where more than 10% of option shares were issued to the top five executives in the last year.

(viii) Vote for plans where the executive is required to hold a substantial portion of the award while at the Company i.e. 75% of their equity compensation awards, including shares from option exercises.

(ix) Support performance-vesting restricted stock (as opposed to time-lapsing) provided amount of stock granted is reasonable in proportion to the executive’s total compensation. Executive should be required to hold while at the Company.

j. Compensation plans and revisions thereof

(i) Base compensation should be reasonable - minimum necessary for retention and recruitment.

(ii) Variable compensation - support plans that use explicit operating performance benchmarks i.e. improving EPS.

(iii) Executive perks and benefits. – support greater disclosure and oversight; vote against benefits to executives that exceed that which is offered to other employees.

(iv) Golden parachutes – support shareholder approval of them. Vote to eliminate severance package for any senior executive which provides for benefits not generally offered to other Company employees. Severance plan or stock option “change in control” vesting feature should be contingent upon completion of merger rather than lesser standard of shareholder approval.

(v) Outside Director Compensation – significant proportion should be stock and subject to reasonable holding requirements.

(vi) Oppose management proposal to issue tracking stock to reflect performance of a particular business segment.

k. Increasing indebtedness within prudent limits.

l. Anti-greenmail amendments

m. Preemptive rights

n. Employee related proposals – employee stock purchase plan and high-performance workplace practices (if we conclude in shareholders’ best interests and do not unduly interfere with the Company’s operation). Employees should have pension choice defined benefit vs. cash-balance plans.

o. Fair-Price Provisions

p. Shareholder proposals.

(i) Adoption of codes or policies based on the United Nations’ International Labor Organization’s Fundamental Conventions (ILO) (freedom of association, equality, abolition of forced (convict) and child labor and standard supplier resolutions not to do business with suppliers that use forced, child labor etc).

(ii) Reports on human rights.

(iii) Environmental issues – adoption of CERES principles (that encourage Company to protect the environment and health and safety of its employees)

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(iv) EEO – proposals for reports on diversity in the workplace if there are no arbitrary or unreasonable goals or require the Company to hire people who are unqualified for their position. Support sexual orientation anti-bias position. Diversity – women and minority group Board members.

(v) Proposals for reports on financial institutions fair-lending compliance practices.

(vi) Proposals seeking review of business strategies that may present a significant risk to long term corporate value (if the review does not impose undue costs on the Company).

(vii) Analyst independence from investment banking business (IPO allocation) and sell-side research.

(viii) Proposals that provide access to proxy statement to advance non-management candidates unless the access right could be used to promote hostile takeovers.

(ix) Proposal to separate Chairman and CEO – to require an independent Director (who has not been an executive) to be Chairman of the Board if there is no separation, support proposal to establish a lead independent Director.

(x) Proposals for greater Board and Auditor independence (i.e. audit firm rotation, limit or prohibit non-audit services).

(xi) Proposals asking for additional disclosure of the role of the Board in developing business.

(xii) Proposals that seek greater confidential voting (this does not apply to proxy vote disclosure after the meeting).

As a general matter, and consistent with our fiduciary responsibilities to act solely in the interest of plan participants and beneficiaries, we will generally vote AGAINST the following proposals if we believe they are not in the best interests of our Clients:

a.	Easing standards of indemnification for directors or corporate officers.
b.	Staggered terms for directors; term limits.
c.	Authorizations of new securities if intent appears to be to unduly dilute stockholder's proportionate interest.
d.	Poison pill/anti-takeover measures that do not require submission to the Board every three years.
e.	Re-incorporation in the State of Delaware if intent is to protect management and directors.
f.	Elimination of waivers of preemptive rights.
g.	Alteration of voting provisions; proportionate ratio of number of shares per vote if not in the best interest of shareholders.
h.	Fair price provisions/amendments.
i.	Granting of stock options to non-employee directors.
j.	Proposals to change the state of incorporation where the effect could be to reduce shareholder's rights to participate in the decision-making process or present other risks that outweigh benefits. This is also applicable to reincorporation in other countries, particularly offshore tax havens. Vote against unless:
(i) Criteria for supporting - Company makes compelling case and the proposal will not harm or weaken shareholder rights or lessen management accountability; will contribute quantifiable benefits to Company’s long term value and not adversely impact Company’s employees and communities where they live.
(ii) Vote against reincorporation in offshore tax haven or to limit Director liability or as takeover defense.
k.	Supermajority voting requirements.
l.	Board size – to be less than five or more than 15.
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m	Limit or eliminating the Shareholders’ right to call Special Meetings and act by Written Consent without a meeting if provided for in the By-Laws.
n.	Approving other business.

As a general matter, and consistent with our fiduciary responsibilities to act solely in the interest of our Clients, we will vote on issues such as mergers and reorganizations on a case by case basis taking into account the following factors:

a.	Impact of the merger on long-term corporate value, including the prospects of the combined companies.

b. Anticipated financial and operating benefits.

c.	Offer price (cost vs. premium).
d.	How the deal was negotiated.
e.	Changes in corporate governance and their impact on shareholder rights.

f Impact on key constituents at both companies, including employees and communities..

Conflicts of Interest

M.D. Sass realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its Employees to notify the Chief Compliance Officer of any material conflict that may impair M.D. Sass’ ability to vote proxies in an objective manner. In addition, the Chief Compliance Officer, or his designee(s) will reasonably try to assess any material conflicts between M.D. Sass’ interests and those of its Clients with respect to proxy voting. The following is a non-exhaustive list of potential conflicts of interest that could influence the proxy voting process:

▪	Conflict: M.D. Sass retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in M.D. Sass’s client portfolios. For example, M.D. Sass may be retained to manage Company A’s pension fund. Company A is a public company and M.D. Sass client accounts hold shares of Company A. This type of relationship may influence M.D. Sass to vote with management on proxies to gain favor with management. Such favor may influence Company A’s decision to continue its advisory relationship with M.D. Sass.

▪	Conflict: M.D. Sass retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in M.D. Sass’s client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

▪	Conflict: M.D. Sass’s Employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an Employee may be a high-level executive of an issuer that is held in M.D. Sass’s client portfolios. The spouse could attempt to influence M.D. Sass to vote in favor of management.

▪	Conflict: M.D. Sass or an Employee(s) personally owns a significant number of an issuer’s securities that are also held in M.D. Sass’ client portfolios. For any number of reasons, an Employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Employee(s) could oppose voting the proxies according to the policy and successfully influence M.D. Sass to vote proxies in contradiction to the policy.
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Resolution: Upon the detection of a material conflict of interest, the Chief Compliance Officer has final decision-making authority regarding M.D. Sass’ course of action for the proxy. The Chief Compliance Officer’s determination will be based on maximizing value for M.D. Sass’ Clients. In these instances, the Chief Compliance Officer generally will decide to either: 1) abstain from voting the proxy, or; 2) engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which M.D. Sass should vote on the proposal. If retained, the proxy voting service’s or consultant’s determination will be binding on M.D. Sass.

Any attempts by others within M.D. Sass to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy shall be reported to the Chief Compliance Officer. Further, any attempts by persons or entitles outside M.D. Sass to influence the voting of client proxies shall be reported to the Chief Compliance Officer. The Chief Compliance Officer may then elect to report the attempt to legal counsel.

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Vaughan Nelson Investment Management, L.P.

Description of Proxy Voting Policy and Procedures

Policy

Vaughan Nelson undertakes to vote all client proxies in a manner reasonably expected to ensure the client’s best interest is upheld and in a manner that does not subrogate the client’s best interest to that of the firm’s in instances where a material conflict exists.

Approach

Vaughan Nelson has created a Proxy Voting Guideline (“Guideline”) believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. The Guideline is the work product of Vaughan Nelson’s Investment Committee and it considers the nature of it’s business, the types of securities being managed and other sources of information including, but not limited to, research provided by an independent research firm (ISS), internal research, published information on corporate governance and experience. The Guideline helps to ensure voting consistency on issues common amongst issuers and to serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy. However, in many recurring and common proxy issues a “blanket voting approach” cannot be applied. In these instances the Guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in the client’s best interest.

Vaughan Nelson, in executing their duty to vote proxies, may encounter a material conflict of interest. Vaughan Nelson does not envision a large number of situations where a conflict of interest would exist, if any, given the nature of Vaughan Nelson’s business, client base, relationships, the types of securities managed and the fact Vaughan Nelson is not affiliated with an investment banking or similar firm. Notwithstanding, if a conflict of interest arises we will undertake to vote the proxy or proxy issue in the client’s continued best interest. This will be accomplished by either casting the vote in accordance with the Guideline, if the application of such policy to the issue at hand involves little discretion on Vaughan Nelson’s part, or casting the vote as indicated by the independent third-party research firm, ISS. Finally, there may be circumstances or situations that may preclude or limit the manner in which a proxy is voted. These may include: 1) Mutual funds – whereby voting may be controlled by restrictions within the fund or the actions of authorized persons, 2) International Securities – whereby the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so, 3) New Accounts – instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material, or 4) Unsupervised Securities – where the firm does not have a basis on which to offer advice, 5) where the firm may abstain from voting when, in a good faith determination, the costs involved to vote a proxy cannot be justified (e.g., total holdings less than 10,000 shares, cost of translations, etc.),r 6) a security is out on loan or the fund no longer owns shares of the securities as of the meeting date.

In summary, Vaughan Nelson’s goal is to vote proxy material in a manner that is believed to assist in maximizing the value of a portfolio.

Vaughan Nelson’s procedures in practice involve forwarding a listing of client holdings to ISS each day in order to assist with identifying upcoming proxy votes. Vaughan Nelson arranges for the custodians associated with each client to forward all client proxy forms to ISS. Once a “proxy analysis” is received from ISS the individual issues are matched to the Vaughan Nelson Proxy Voting Guideline. Areas not covered by the Guideline (such as votes on mergers/acquisitions) are routed to the portfolio manager for vote indications. Completed proxy analyses are voted electronically through an interface with ISS who

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then completes the actual proxy vote on Vaughan Nelson’s behalf. All analyses with vote indications are retained. Reports concerning votes made on behalf of an account are accessible through ISS.

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DePrince, Race & Zollo, Inc.

Policy

Proxy Voting

I. Introduction

Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940 (“Advisers Act”) requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

DePrince, Race & Zollo, Inc. (“DRZ”) votes proxies for a majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures. In accordance with a pre-determined policy that is disclosed in the clients’ agreements, proxies are typically voted by an independent third party, the Proxy Administrator. DePrince, Race & Zollo, Inc. has retained RiskMetrics Group as its third-party Proxy Administrator. Any questions about this document should be directed to our Chief Compliance Officer.

II. Regulatory Background

(A)The Need to Implement a Proxy Voting Policy and Procedures

The SEC has determined that the rule applies to all registered investment advisers that exercise proxy voting authority over client securities. The SEC has also indicated that advisers with implicit as well as explicit voting authority must comply with the rule. In particular, the rule applies when the advisory contract is silent but the adviser’s voting authority is implied by an overall delegation of discretionary authority.

(B)Voting Client Proxies

The SEC has interpreted the duty of care to require an adviser with voting authority to monitor shareholder meeting dates and to vote client proxies. However, the scope of an adviser’s responsibilities with respect to voting proxies would ordinarily be determined by the adviser’s contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients. The rule does not necessitate an adviser to become a “shareholder activist,” but more practically, allows an adviser to determine whether the costs and expected benefits to clients warrant such activism.

Additionally, the failure to vote every proxy should not necessarily be construed as a violation of an adviser’s fiduciary obligations. The SEC has noted times when refraining from voting a proxy may be in the client’s best interest, such as when the analysis noted above yields results that indicate the cost of voting the proxy exceeds the expected benefit to the client. Nevertheless, an adviser must be aware that it may not ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

(C)Implementing Policies and Procedures to Resolve Conflicts of Interest

A challenging aspect to Rule 206(4)-6 has been an adviser’s identification of material conflicts of interest that may influence the manner in which it votes proxies. Although the SEC has not listed all conflicts of interest that an adviser may encounter when voting clients’ proxies, it has provided guidance with respect to ways in which the policies and procedures may mitigate any existing conflicts of interest. An adviser could also suggest that the client engage another party to determine how the proxies should be voted, which would relieve the adviser of the responsibility to vote the proxies.

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(D)Disclosure Requirements

▪	An investment adviser must disclose to clients how they can obtain information on how client proxies were voted.

▪	A concise summation of the proxy voting process, rather than a reiteration of the adviser’s proxy voting policy and procedures must also be disclosed and that upon client request, the adviser will provide a copy of the policies and procedures.

(E)Recordkeeping Requirements

Amended Rule 204-2 under the Advisers Act requires investments advisers to retain the following documents:

-	Proxy Voting Policies and Procedures;
-	Proxy Statements Received Regarding Client Securities;
-	Records of Votes Cast on Behalf of Clients;
-	Records of Client Requests for Proxy Voting Information; and
-	Any Documents Prepared by the Adviser that were Material to Making a Decision how to Vote, or that Memorialized the Basis for the Decision.

III. Risks

In developing this policy and procedures, DRZ considered numerous risks associated with its voting of client proxies. This analysis includes risks such as:

  DRZ does not maintain a written proxy voting policy as required by Rule 206(4)-6.

  Proxies are not voted in clients’ best interests.

  Proxies are not identified and voted in a timely manner.

  Conflicts between DRZ’s interests and the client are not identified; therefore, proxies are not voted appropriately.

  Proxy voting records and client requests to review proxy votes are not maintained.

DRZ has established the following guidelines as an attempt to mitigate these risks.

IV. Policy

It is the policy of DRZ to vote client proxies in the interest of maximizing Shareholder Value. To that end, DRZ will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent.

V. Procedures for Identification and Voting of Proxies

These proxy voting procedures are designed to enable DRZ to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value.

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  DRZ shall maintain a list of all clients for which it votes proxies. The list will be maintained electronically and updated by the Compliance department who will obtain proxy voting information from client agreements.

All new signed contracts or new account instructions must be sent to the Proxy Administrator no later than ten (10) days from the date a new account starts trading. Alternatively, DRZ’s Operations department, as part of the account opening procedure, will inform the Proxy Administrator that DRZ will vote proxies for the new client.

  DRZ shall work with the client to ensure that the Proxy Administrator is the designated party to receive proxy voting materials from companies or intermediaries. To that end, new account forms of broker-dealers/custodians will state that the Proxy Administrator should receive this documentation. The designation may also be made by telephoning contacts and/or client service representatives at broker-dealers/custodians.

These intermediaries will be informed to direct all proxy materials to our designated Proxy Administrator.

  The Proxy Administrator shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner. The Compliance department of DRZ shall receive and review current proxy information from the Proxy Administrator on a routine basis to ensure that all proxies are being received and voted.

  The Proxy Administrator will review the list of clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote.

For any client who has provided specific voting instructions, the Proxy Administrator shall vote that client’s proxy in accordance with the client’s written instructions.

Proxies for client’s who have selected a third party to vote, and whose proxies were received by DRZ, shall be forwarded back to the client for voting and submission.

Proxies received after the termination date of a client relationship will not be voted. Such proxies should be delivered to the last known address of the client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that future proxies for the named client should not be delivered to DRZ or to the Proxy Administrator.

  The Proxy Administrator will provide to the appropriate investment officers (portfolio managers) the proxy solicitations and materials for review if not covered by DRZs guidelines.

  DRZ shall compare the cost of voting the proxy to the benefit to the client. In the event that the costs of voting appear to outweigh the benefits, DRZ shall document such rationale and maintain the documentation in the permanent file (for example, voting a foreign security may require additional costs that overshadow the benefits). The Proxy Administrator will then be notified accordingly.

  The Proxy Administrator will reasonably try to assess any material conflicts between DRZ’s interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

  So long as there is no material conflicts of interest identified, the Proxy Administrator will vote proxies according to the guidelines set forth above. DRZ may also elect to abstain from voting if it deems such abstinence in its clients’ best interests. The rationale for the occurrence of voting that deviates from the guidelines will be documented and the documentation will be maintained in the permanent file.

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  If the Proxy Administrator detects a conflict of interest, the following process will be followed:

    The Proxy Administrator will, as soon as reasonable practicable, contact the Compliance Officer of DRZ. The Compliance Officer will convene the Proxy Voting Committee (the “Committee”). Members of the Committee include the persons listed on Attachment A, none of which directly reports to another member of the Committee. The Compliance Officer will serve as chairperson.

    The Compliance Officer, at inception of the Committee meeting, will appoint Secretary, whose role it will be to keep careful and detailed minutes.

    The Compliance Officer will identify for the Committee the issuer and proposal to be considered. The Compliance Officer will also identify the conflict of interest that has been detected. The Compliance Officer will also identify the vote that he believes is in the interest of shareholder value and the reasons why.

    The members of the Committee will then consider the proposal by reviewing the proxy voting materials and any additional documentation a member(s) feels necessary in determining the appropriate vote. Members of the Committee may wish to consider the following questions:

•	Whether adoption of the proposal would have a positive or negative impact on the issuer’s short term or long-term value.

•	Whether the issuer has already responded in some appropriate manner to the request embodied in a proposal.

•	Whether the proposal itself is well framed and reasonable.

•	Whether implementation of the proposal would achieve the objectives sought in the proposal.

•	Whether the issues presented would best be handled through government or issuer-specific action.

    Upon the provision of a reasonable amount of time to consider the proposal, each member of the Committee will in turn announce to the Committee his decision on whether DRZ will vote for or against the proposal. Members of the Committee are prohibited from abstaining from the Committee vote and are prohibited from recommending that DRZ refrain from voting on the proposal, although “abstain” votes are permitted. The Secretary will record each member’s vote and the rationale for his decision.

f.	After each member of the Committee has announced his vote, the Secretary will tally the votes. The tally will result in one of the following two outcomes:

▪	If all members of the committee have voted in the same direction on the proposal, all of DRZ’s proxies for that proposal will be voted in such direction. The Secretary will document the unanimous vote and all minutes will be maintained in the permanent file.

▪	If a unanimous decision cannot be reached by the Committee, DRZ will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which DRZ should vote on the proposal. The proxy voting service’s or consultant’s determination will be binding on DRZ.

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  The Proxy Administrator shall be informed of the results and shall collect and submit the proxy votes in a timely manner.

  All proxy votes will be recorded on the attached DRZ Proxy Voting Record or in another suitable place. In either case, the following information will be maintained:

1.	The name of the issuer of the portfolio security;

2.	The exchange ticker symbol of the portfolio security;

3.	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

4.	The shareholder meeting date;

5.	The number of shares DRZ is voting on firm-wide;

6.	A brief identification of the matter voted on;

7.	Whether the matter was proposed by the issuer or by a security holder;

8.	Whether or not DRZ cast its vote on the matter;

9.	How DRZ cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

10.	Whether DRZ cast its vote with or against management; and

11.	Whether any client requested an alternative vote of its proxy.

In the event that DRZ votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires DRZ to vote a certain way on an issue, while DRZ deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

VI. Conflicts of Interest

The following is a non-exhaustive list of potential conflicts. DRZ continually monitors these potential conflicts to determine if they exist:

▪	Conflict: DRZ retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in DRZ’s client portfolios. For example, DRZ may be retained to manage XYZ’s pension fund. XYZ is a public company and DRZ client accounts hold shares of XYZ. This type of relationship may influence DRZ to vote with management on proxies to gain favor with management. Such favor may influence XYZ’s decision to continue its advisory relationship with DRZ.

▪	Conflict: DRZ retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in DRZ’s client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

▪	Conflict: DRZ’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of a DRZ employee may be a high-level executive of an issuer that is held in DRZ’s client portfolios. The spouse could attempt to influence DRZ to vote in favor of management.

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▪	Conflict: DRZ or an employee(s) personally owns a significant number of an issuer’s securities that are also held in DRZ’s client portfolios. For any number of reasons, an employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The employee(s) could oppose voting the proxies according to the policy and successfully influence the Proxy Administrator to vote proxies in contradiction to the policy.

▪	Conflict: DRZ or its affiliates has a financial interest in the outcome of a vote, such as when DRZ receives distribution fees (i.e., Rule 12b-1 fees) from mutual funds that are maintained in client accounts and the proxy relates to an increase in 12b-1 fees.

Resolution: Upon the detection of a material conflict of interest, the procedure described under
Item 9 of the Procedures for Identification and Voting of Proxies section above will be followed.

We realize that due to the difficulty of predicting and identifying all material conflicts, DRZ must rely on its employees to notify the Compliance Officer of any material conflict that may impair DRZ’s ability to vote proxies in an objective manner. Upon such notification, the Compliance Officer will notify Greg DePrince of the conflict, who will recommend an appropriate course of action.

In addition, the Compliance Officer will report any attempts by others within DRZ to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy. The Compliance Officer should report the attempt to Greg DePrince or outside counsel.

VII. Reconciliation

Because DRZ manages institutional clients, large investment positions may be held at a number of different custodians at any given time making it unfeasible for DRZ to reconcile client proxies each time a vote occurs. Therefore, DRZ shall follow these procedures for reconciling proxies:

  On a case-by-case basis, DRZ shall make the determination of whether it deems a proxy to be material. Among other things, DRZ may take the following factors into consideration when making this determination: the nature of the vote and the number of shares held in client accounts versus the total shares outstanding.
  If deemed to be material, DRZ will check to see if the proxy is for a security for which it files a Form 13G.
  If the proxy is deemed to be material and is for a security for which it files a Form 13G, DRZ shall then take steps to reconcile the number of proxies to the number of shares held in client accounts.

The Compliance Officer shall maintain documentation of this reconciliation process. In the event that the proxies are unable to reconcile to the number of shares, the Compliance Officer shall document the reason (i.e. client opted to participate in a securities lending program and therefore does not get to vote proxies for any securities out on loan) and resolution taken, if any.

VIII. Recordkeeping

DRZ must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The Compliance Officer will be responsible for the following procedures and for ensuring that the required documentation is retained.

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Client request to review proxy votes:

  Any request, whether written (including e-mail) or oral, received by any employee of DRZ, must be promptly reported to the Compliance Officer. All written requests must be retained in the permanent file.

  The Compliance Officer will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.).

  DRZ will make every effort to fulfill each individual client request for Proxy Voting information in the client’s prescribed format. In the event that DRZ cannot, and in order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the Compliance Officer may distribute to any client requesting proxy voting information the COMPLETE proxy voting record of DRZ for the period requested.

Should the COMPLETE proxy voting record by distributed to a client(s), it will contain the following legend: “This report contains the full proxy voting record of DRZ. If securities of a particular issuer were held in your account on the date of the shareholder meeting indicated, your proxy was voted in the direction indicated (absent your expressed written direction otherwise).”

  Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request. The written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

  Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy Voting Policy and Procedures:

  This Proxy Voting Policy and Procedures

  “Concise” Proxy Policy and Procedure separate disclosure document sent to clients by August 6, 2003 and offered annually.

Proxy statements received regarding client securities:

  Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: DRZ is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

  DRZ Proxy Voting Record.

  Documents prepared or created by DRZ that were material to making a decision how to vote, or that memorialized the basis for the decision. This includes Committee Minutes.

  Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc., that were material in the basis for the decision.
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IX. Disclosure

  DRZ will ensure that Item 1D of Form ADV, Part II is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) regulatory requirements.

X. Proxy Solicitation

As a matter of practice, it is DRZ’s policy to not reveal or disclose to any client how DRZ may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. DRZ will never disclose such information to unrelated third parties.

The Chief Compliance Officer is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The Chief Compliance Officer shall handle all responses to such solicitations.

XI. Class Actions

If “Class Action” documents are received by DRZ on behalf of its Funds, DRZ will ensure that the Funds either participate in, or opt out of, any class action settlements received.  DRZ will determine if it is in the best interest of the Funds to recover monies from a class action.  The Portfolio Manager covering the company will determine the action to be taken when receiving class action notices.  In the event DRZ opts out of a class action settlement, DRZ will maintain documentation of any cost/benefit analysis to support its decision.

If “Class Action” documents are received by DRZ for a private client, i.e. separate managed account, DRZ will gather any requisite information it has and forward to the client, to enable the client to file the “Class Action” at the client’s discretion.  The decision of whether to participate in the recovery or opt-out may be a legal one that DRZ is not qualified to make for the client.  Therefore DRZ will not file “Class Actions” on behalf of any client.

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ATTACHMENT A

DEPRINCE, RACE & ZOLLO, INC.

LIST OF PROXY VOTING COMMITTEE MEMBERS

The following is a list, as of July 1, 2003, of the members of DRZ’s proxy voting committee:

Member 1	John Race

Member 2	Greg DePrince

Member 3	Victor Zollo

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ARMORED WOLF, LLC

(Effective April 1, 2014)

DESCRIPTION OF PROXY VOTING POLICIES, GUIDELINES, AND PROCEDURES

Appendix C

Armored Wolf (“AW”) has adopted the following Policies, Guidelines and Procedures pursuant to Rule 206(4)-6 under the Advisors Act.

General Policy

AW believes that proxy voting rights are a valuable portfolio asset and an important part of our investment process, and AW exercises its voting responsibilities solely with the goal of serving the best interests of its clients as shareholders of a company. AW believes that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that AW believes enhance shareholder value. In determining how to vote on any proposal, AW will consider the proposal’s expected impact on shareholder value and will not consider any benefit to us, at AW, or our employees or affiliates.

AW considers the reputation, experience and competence of a company’s management when AW evaluates the merits of investing in a particular company, and AW invests in companies in which AW believes management goals and shareholder goals are aligned. Therefore, on most issues, we will cast our votes in accordance with management’s recommendations. This does not mean we do not care about corporate governance. Rather, it is a confirmation that our process of investing with shareholder aligned management is working. However, when we believe management’s position on a particular issue is not in the best interests of AW’s clients and their shareholders, AW will vote contrary to management’s recommendation.

Proxy Voting Guidelines

Our Proxy Committee has established a number of proxy voting guidelines on various issues of concern to investors. We will normally vote proxies in accordance with these guidelines unless we determine that it is in the best economic interests of AW’s clients to vote contrary to the guidelines. Our voting guidelines generally address issues related to boards of directors, auditors, equity based compensation plans, and shareholder rights.

•	With respect to a company’s board of directors, AW believes there should be a majority of independent directors and that audit, compensation and nominating committees should consist solely of independent directors, and AW will normally vote in favor of proposals that insure such independence.

a. Term Limits. AW will generally vote proposals to require a reasonable retirement age for Board members, and will vote on a basis on proposals to attempt to limit tenure.

b. Replacement. AW will generally vote proposals that make it more difficult to replace Board members, including proposals:

▪	to stagger the Board;
▪	to overweight Management representation on the Board;
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▪	to introduce cumulative voting (cumulative voting allows the Owners to “stack” votes behind one or a few individuals for a position on the Board, thereby giving minority Owners a greater chance of electing the Board member(s));
▪	to introduce unequal voting rights;
▪	to create supermajority voting; or
▪	to establish pre-emptive rights.

c. Liability and Indemnification. In order to promote accountability, AW will generally vote proposals to limit the personal liability of Board members for any breach of fiduciary duty or failure to act in good faith.

d. Ownership Issues. AW will generally vote proposals that require Management to own a minimum interest in the company. The purpose of this policy is to encourage the alignment of Management’s interests with the interests of the Owners. However, AW will generally vote proposals for stock options or other compensation that grant an ownership interest for Management offer greater than 15% of the outstanding securities of a company because such options may dilute the voting rights of other Owners.

•	With respect to auditors, AW believes that the relationship between a public company and its auditors should be limited primarily to the audit engagement, and AW will normally vote in favor of proposals to prohibit or limit fees paid to auditors for any services other than auditing and closely-related activities that do not raise any appearance of impaired independence.
•	With respect to equity based compensation plans, AW believes that appropriately designed plans approved by a company’s shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, AW will normally vote against plans that substantially dilute our client’s ownership interest in the company or provide participants with excessive awards. AW will also normally vote in favor of proposals to require the expensing of options.

•	With respect to shareholder rights, AW believes that all shareholders of a company should have an equal voice and that barriers that limit the ability of shareholders to effect corporate change and to realize the full value of their investment are not desirable. Therefore, AW will normally vote against proposals for supermajority voting rights, against the adoption of poison pill plans, and against proposals for different classes of stock with different voting rights.

•	With respect to fixed income securities, while proxy voting is rare it could occur in connection with plans of reorganization or waivers or consents, in which case AW will vote the securities for the reorganization, or waiver or consent unless AW determines it would be harmful to the interests of the clients in doing so.

•	With respect to compensation, fees, and expenses, AW will vote against proposals to increase compensation, fees or expenses to be paid to the Owners, unless AW determines that the benefits resulting to the company and its Owners justifies the increased compensation, fees or expenses.

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•	With respect to voting rights, AW will generally vote against proposals: to introduce unequal voting or dividend rights among the classes; to change the amendment provisions of a company’s charter documents by removing Owner approval requirements; to require supermajority (2/3) approval for votes rather than a simple majority (1/2); to restrict the Owners’ right to act by written consent; or to restrict the Owners’ right to call meetings, propose amendments to the articles of incorporation or other governing documents of the company or nominate Board members. AW will generally vote for proposals that eliminate any of the foregoing rights or requirements.

•	With respect to takeover defenses and related actions, AW will generally vote against any proposal to create any plan or procedure designed primarily to discourage a takeover or other similar action, including “poison pills”. Examples of “poison pills” include:

▪	large increases in the amount of stock authorized but not issued;
▪	blank check preferred stock (stock with a fixed dividend and a preferential claim on company assets relative to common shares, the terms of which are set by the Board at a future date without further action by the Owners);
▪	compensation that would act to reward Management as a result of a takeover attempt, whether successful or not, such as revaluing purchase price of stock options, or “golden parachutes”;
▪	fixed price amendments that require a certain price to be offered to all of the Owners based on a fixed formula; and
▪	Greenmail provisions that allow a company to make payments to a bidder in order to persuade the bidder to abandon its takeover plans.

AW will generally vote for proposals that eliminate any of the foregoing rights or requirements, as well as proposals to:

▪	require that golden parachutes or golden handcuffs be submitted for ratification by the Owners;
▪	to opt out of state anti-takeover laws deemed by AW to be detrimental.

AW will generally vote on a case-by-case basis regarding other proposals that may be used to prevent takeovers, such as the establishment of employee stock purchase or ownership plans.

•	With respect to reincorporation, AW will generally vote for a change in the state of incorporation if the change is for valid business reasons (such as reincorporating in the same state as the headquarters of any controlling company).

•	With respect to debt issuance and pledging of assets for debt, AW will generally vote proxies relating to the issuance of debt, the pledging of assets for debt, and an increase in borrowing powers on a case-by-case basis, taking into consideration relevant factors, including, for example:
▪	the potential increase in the company’s outstanding interests or shares, if any (e.g., convertible bonds); and
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▪	the potential increase in the company’s capital, if any, over the current outstanding capital.

▪	With respect to mergers and acquisitions, AW will vote proxies relating to mergers or acquisitions on a case-by-case basis, but will generally vote for any proposals that AW believes will offer fair value to its Clients.

•	With respect to termination or liquidation of the company, AW will vote proxies relating to the termination or liquidation of a company on a case-by-case basis, taking into consideration one or more of the following factors:
▪	terms of liquidation;
▪	past performance of the company; and
▪	strategies employed to save the company.

•	With respect to social and environmental issues and corporate responsibility, AW will vote proxies relating to social and environmental issues on a case-by-case basis, but will generally vote for any proposals that will reduce discrimination, improve protections to minorities and disadvantaged classes, and increase conservation of resources and wildlife.

AW will generally vote against any proposals that place arbitrary restrictions on the company’s ability to invest, market, enter into contractual arrangements or conduct other activities. AW will also generally vote against proposals:

▪	to bar or restrict charitable contributions; or
▪	to limit corporate political activities.

•	With respect to all other matters, all other decisions regarding proxies will be determined on a case-by-case basis taking into account the general policy, as set forth above.

Conflicts of Interest

Our Proxy Committee, in consultation with our legal and compliance departments, will monitor and resolve any potential conflicts of interest with respect to proxy voting. A conflict of interest might exist, for example, when an issuer who is soliciting proxy votes also has a client relationship with AW, when a client of AW’s is involved in a proxy contest (such as a corporate director), or when one of our employees has a personal interest in a proxy matter. When a conflict of interest arises, in order to insure that proxies are voted solely in the best interests of the clients, AW will vote in accordance with either our written guidelines or the recommendation of an independent third-party voting service. If AW believes that voting in accordance with the guidelines or the recommendation of the proxy voting service would not be in the collective best interests of AW clients, the Management Committee of AW will determine how shares should be voted.

AW will make its best efforts to avoid material conflicts of interest in the voting of proxies. However, where material conflicts of interest arise, AW is committed to resolving the conflict in its Clients’ best interest. If AW, as detected by the CIO or the CCO, determines (based on

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the combined decision of the CIO and the CCO) that it has, or may be perceived to have, a conflict of interest when voting a proxy, AW will address matters involving such conflicts of interest as follows:

A. If a proposal is addressed by the specific policies herein, AW will vote in accordance with such policies;

B. If AW believes it is in the best interest of the relevant Client(s) to depart from the specific policies provided for herein, AW will be subject to the requirements of C or D below, as applicable;

C. If the proxy proposal is: (1) not addressed by the specific policies; or (2) requires a determination by AW, AW may vote such proxy as it determines to be in the best interest of the investing Client(s), without taking any action described in D below, provided that such vote would be against AW’s own interest in the matter (against the perceived or actual conflict). AW will memorialize the rationale of such vote in writing; and

D. If the proxy proposal is: (1) not addressed by the specific policies; or (2) requires a determination by AW, and AW believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then AW must take one of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party; (b) inform the Client(s) of the conflict of interest and obtain consent (majority consent in the case of a fund) to vote the proxy as recommended by AW; or (c) obtain approval of the decision from the CCO and outside counsel.

How to Obtain Funds’ Proxy Voting Record

Clients may receive a copy of this Policy, as well as information on how proxies were voted for a relevant client account upon request by contacting AW’s Legal Department. AW will not disclose proxy votes for a client account to a third party, unless specifically requested in writing by the relevant client.

Record of Proxy Voting/Retention

The CCO will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The CCO will also maintain records relating to each proxy, including: (i) the determination as to whether the proxy was routine or not; (ii) the voting decision with regard to each proxy; and (iii) any documents created by the CIO or others that were material to making the voting decision.

AW will maintain a record of each written request from a Client or investor in a fund for proxy voting information and AW’s written response to any such request.

The CCO will maintain such records in its offices for two years from the end of the fiscal year during which the record was created, and for an additional three years in an easily accessible place.

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PROXY VOTING GUIDELINES

January 2012

ASCENT INVESTMENT ADVISORS, LLC

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Ascent Investment Advisors, LLC (“AIA”) follows in exercising voting rights with respect to securities held in our client portfolios. All proxy-voting rights that are exercised by AIA shall be subject to this Statement of Policies and Procedures.

I.  Objectives

Voting rights are an important component of corporate governance. AIA has three overall objectives in exercising voting rights:

  A. Responsibility . AIA shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company's shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

  B. Rationalizing Management and Shareholder Concerns . AIA seeks to ensure that the interests of a company's management and board are aligned with those of the company's shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

  C. Shareholder Communication . Since companies are owned by their shareholders, AIA seeks to ensure that management effectively communicates with its owners about the company's business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company's securities.

II.  General Principles

In exercising voting rights, AIA shall conduct itself in accordance with the general principles set forth below.

1. The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

2. In exercising voting rights, AIA shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

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3. Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

4. In exercising voting rights on behalf of clients, AIA shall conduct itself in the same manner as if AIA were the constructive owner of the securities.

5. To the extent reasonably possible, AIA shall participate in each shareholder voting opportunity.

6. Voting rights shall not automatically be exercised in favor of management-supported proposals.

7. AIA, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

III.  General Guidelines

Set forth below are general guidelines that AIA shall follow in exercising proxy voting rights:

Prudence

In making a proxy voting decision, AIA shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views

While AIA may consider the views of third parties, AIA shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value

Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, AIA shall consider both short-term and long-term views about a company's business and prospects, especially in light of our projected holding period on the stock (e.g., AIA may discount long-term views on a short-term holding).

IV.  Specific Issues

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, AIA must be guided by

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its reasonable judgment to vote in a manner that AIA deems to be in the best interests of its clients.

A.  Stock-Based Compensation

Approval of Plans or Plan Amendments . By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, AIA always favors compensation plans that align the interests of management and shareholders. AIA generally approves compensation plans under the following conditions:

10% Rule . The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price . The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments . Compensation plans should not be materially amended without shareholder approval.

Non-Employee Directors . Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options . Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. AIA will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Reload/Evergreen Features . We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Measures to Increase Executive Long-Term Stock Ownership . We support measures to increase the long-term stock ownership by a company's executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. We also support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Vesting .. Restricted stock awards normally should vest over at least a two-year period.

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Other stock awards . Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

B.   Change of Control Issues

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, AIA opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are AIA's guidelines on change of control issues:

Shareholder Rights Plans . AIA acknowledges that there are arguments for and against shareholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to shareholders. We generally vote against any directors who, without shareholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes . AIA opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. We generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Approval of Mergers – AIA votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. We support proposals that seek to lower super-majority voting requirements.

C. Routine Issues

Director Nominees in a Non-Contested Election – AIA generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election – By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition – AIA supports the election of a board that consists of at least a majority of independent directors. We generally withhold our support for non-independent directors who

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serve on a company's audit, compensation and/or nominating committees. We also generally withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards – Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, AIA generally votes against classified boards. We vote in favor of shareholder proposals to declassify a board of directors unless a company's charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Shareholder Action – We vote to support proposals that lower the barriers to shareholder action. This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

Cumulative Voting – Having the ability to cumulate our votes for the election of directors – that is, cast more than one vote for a director about whom they feel strongly – generally increases shareholders' rights to effect change in the management of a corporation. We generally support, therefore, proposals to adopt cumulative voting.

Ratification of Auditors – Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor. For example, our general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

D. Stock Related Items

Increase Additional Common Stock – AIA's guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

1. creates a blank check preferred stock; or

2. establishes classes of stock with superior voting rights.

Blank Check Preferred Stock – Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. AIA may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic

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interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to AIA.

Preemptive Rights – Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

Dual Class Capitalizations – Because classes of common stock with unequal voting rights limit the rights of certain shareholders, AIA votes against adoption of a dual or multiple class capitalization structure.

E. Social Issues

AIA believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

F. Other Situations

No set of guidelines can anticipate all situations that may arise. Our portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

V. Proxy Voting Procedures

AIA shall maintain a record of all voting decisions for the period required by applicable laws. In each case in which AIA votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

The Senior Portfolio Manager of AIA shall have responsibility for voting proxies. The Senior Portfolio Manager shall be responsible for ensuring that he is aware of all upcoming proxy voting opportunities. The Senior Portfolio Manager shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. The CCO of AIA shall have overall responsibility for ensuring that AIA complies with all proxy voting requirements and procedures.

VI.  Recordkeeping

The Senior Portfolio Manager shall be responsible for recording and maintaining the following information with respect to each proxy voted by AIA:

* Name of the company

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* Ticker symbol

* CUSIP number

* Shareholder meeting date

* Brief identification of each matter voted upon

* Whether the matter was proposed by management or a shareholder

* Whether AIA voted on the matter

* If AIA voted, then how AIA voted

* Whether AIA voted with or against management

The CCO shall be responsible for maintaining and updating these Policies and Procedures, and for maintaining any records of written client requests for proxy voting information and documents that were prepared by AIA and were deemed material to making a voting decision or that memorialized the basis for the decision.

AIA shall rely on the SEC's EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

VII.  Conflicts of Interest

There may be situations in which AIA may face a conflict between its interests and those of its clients or fund shareholders. Potential conflicts are most likely to fall into three general categories:

*   Business Relationships – This type of conflict would occur if AIA or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of AIA or its affiliate with the company or proponent. In the context of AIA, this could occur if Ascent Real Estate Securities, LLC (“ARES”), a wholly-owned subsidiary of AIA’s parent company, has a material business relationship with a company that AIA has invested in on behalf of its clients, and AIA is encouraged to vote in favor of management as an inducement to acquire or maintain the ARES relationship.

*   Personal Relationships – AIA or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

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*   Familial Relationships – AIA or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

The next step is to identify if a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average shareholder. Materiality will be judged under a two-step approach:

*   Financial Based Materiality – AIA presumes a conflict to be non-material unless it involves at least $500,000.

*   Non-Financial Based Materiality – Non-financial based materiality would impact the members of the AIA portfolio management team, who are responsible for evaluating and making proxy voting decisions.

Finally, if a material conflict exists, AIA shall vote in accordance with the advice of a proxy voting service. AIA currently uses ISS to provide advice on proxy voting decisions.

AIA’s CCO shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

1.   Identifying Conflicts – The CCO of AIA is responsible for monitoring the relationships of ARES for purposes of AIA's Proxy Voting Guidelines.  For purposes of monitoring personal or familial relationships, the CCO of AIA shall receive on at least an annual basis from each member of the portfolio management team written disclosure of any personal or familial relationships with public company directors that could raise potential conflict of interest concerns. Portfolio management team members also shall agree in writing to advise the CCO of AIA if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

2.   Identifying Materiality – The CCO of AIA shall be responsible for determining whether a conflict is material. He shall evaluate financial-based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the portfolio management team shall be presumed to be material.

3.   Communication with Senior Portfolio Manager; Voting of Proxy – If the CCO of AIA determines that the relationship between ARES and a company is financially material, he shall communicate that information to the Senior Portfolio Manager and instruct him that AIA will vote its proxy based on the advice of ISS or other consulting firm then engaged by AIA. Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the portfolio management team shall be presumed to be material, in which case AIA again will vote its proxy based on the advice of ISS or other consulting firm then engaged by AIA. The fact that a member of the portfolio management team personally

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owns securities issued by a company will not disqualify AIA from voting common stock issued by that company, since the member's personal and professional interests will be aligned.

In cases in which AIA will vote its proxy based on the advice of ISS or other consulting firm then engaged by AIA, the CCO of AIA shall be responsible for ensuring that the Senior Portfolio Manager votes proxies in this manner. The CCO of AIA will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

VIII. Ascent Funds

Proxies relating to portfolio securities held by any fund advised by AIA shall be voted in accordance with this Statement of Policies and Procedures. For this purpose, the Board of Trustees of the James Alpha Global Real Estate Investments Fund has delegated to AIA the responsibility for voting proxies on behalf of the Fund. The CCO of AIA shall make an annual presentation to the Board regarding this Statement of Policy and Procedures, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

IV. Annual Review; Reporting

The CCO of AIA shall conduct an annual review to assess compliance with these policies and procedures. This review will include sampling a limited number of proxy votes during the prior year to determine if they were consistent with these policies and procedures. The results of this review will be reported to the Board of Trustees and the CCO of the Fund.

Any violations of these policies and procedures shall be reported to the CCO of AIA.

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Bullseye Asset Management LLC – Proxy Voting Policies and Procedures

A. Processing Proxy Materials

All domestic proxies received by Bullseye will be reviewed by a designated Bullseye person (the “Proxy Administrator”). The Proxy Administrator shall verify that the respective account owns the shares consistent with the dates indicated, that the proper account(s) has been identified, and that Bullseye has the authority to vote the respective proxies. Bullseye votes proxies on behalf of Bullseye clients by delegation of authority of those clients. Proxy materials shall then be forwarded to the Chief Investment Officer or his designee for action. The Chief Investment Officer (or his designee) shall vote proxies consistent with these policies and procedures (to the extent not inconsistent with any restrictions imposed by individual clients), and shall then return the proxy materials to the Proxy Administrator. Prior to submitting the voted proxy materials, the Proxy Administrator shall record all information that must be maintained pursuant to Rule 206(4)-6 of the Advisers Act. Such information shall be maintained in a format consistent with the form attached hereto [See Appendix H]. Any materials considered by the Chief Investment Officer (or his designee) in making the voting decision should be attached to the form.

B. General Voting Policies

(1)	It is the general policy of Bullseye that Bullseye will not vote proxies. Should Bullseye change its policies to vote proxies, the following policies and procedures are in place. It is the general policy of Bullseye that proxy-voting decisions will be made in the best interest of the respective client. Bullseye will exercise its fiduciary responsibilities to vote proxies for shares for which it maintains investment discretion unless such power to vote has been retained by the appointing fiduciary in an investment management agreement. Bullseye will not accept direction regarding the voting of proxies over which it has discretion from any third party. Similarly, Bullseye will not be influenced by sources whose interests conflict with the interests of clients. It is the general policy of Bullseye to resolve conflicts of interest in favor of its clients. To the extent that Bullseye reasonably believes that it cannot resolve a conflict of interest involving a client account, it shall endeavor to communicate with the client or respective trustee to reach a just resolution of the conflict, and then vote (or abstain) accordingly.
(2)	Due to the relatively small size of Bullseye, and the limited number of proxies received annually, generally, Bullseye votes proxies on a case-by-case basis. As a general rule, Bullseye votes proxies with management unless there are compelling reasons not to do so. In light of the fact that strong management is a factor considered by Bullseye in making investment recommendations and decisions, Bullseye finds it appropriate to recognize that strong management reasonably contemplates sound decision-making processes.

(3)	As a fundamental premise, Bullseye's proxy voting procedures generally will seek to achieve three objectives: (i) promoting accountability for corporate functions; (ii) maintenance of alignment between management and shareholder interests; and (iii) promoting effective disclosure. To the extent that proxy issues foster these three areas
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of corporate governance, and in the opinion of Bullseye serve to increase shareholder value, generally, Bullseye will support them.

(4)	Generally, Bullseye will consider uncontested elections and approval of auditors to be routine matters, and will vote with management. To the extent that Bullseye perceives that prospective auditors are not independent or that the results of uncontested elections may have an adverse impact on shareholders, Bullseye reserves the right to withhold its vote or to vote against management.
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(5)	Bullseye recognizes that certain proposals in the area of corporate governance are non-routine, and require special attention. These areas include, but are not limited to: classified boards, removal of directors for cause or by a super-majority vote, cumulative voting, unequal voting rights proposals, actions to limit shareholder rights, proposals to vote unmarked proxies in favor of management, preemptive rights, change in state of incorporation, proposals to increase the company's authorized shares and shareholder proposals. Bullseye will also scrutinize takeover defense actions and proposed changes to compensation plans. Again, to the extent that these issues involve an assessment of the extent to which the decision will serve to augment or dilute shareholder value, voting decisions are made on a case-by-case basis. For example, increases in director compensation may be necessary to preserve director alignment with the interests of shareholders, but on the other hand, excessive increases in director compensation may have a dilutive effect on shareholder value. Similarly, Bullseye recognizes the importance of preserving a shareholder voice in corporate activities. At the same time, however, Bullseye recognizes that shareholder activism may have an adverse impact on the ability of elected directors to efficiently manage the day-to-day activities of the business.
(6)	Bullseye does not have a policy regarding voting practices on social and corporate responsibility issues other than its general policy to make voting decisions in the best interest of the respective client.

C. Adviser Act Record Keeping—Bullseye will maintain the following records:

(1)	proxy voting policies and procedures;
(2)	proxy statements received regarding client securities;
(3)	record of votes cast on behalf of clients;
(4)	record of clients' requests for voting information; and
(5)	any documents prepared by Bullseye that were material to making its decision on how to vote, or that memorialize the basis for the decision.

D. Disclosure of Voting Information pursuant to the Advisers Act

Bullseye will provide a concise summary of its proxy voting policies and procedures to a client at or before the time of entering into an advisory relationship. The disclosure may be in the form of an attachment to the advisory agreement, or via disclosure in Form ADV. Upon request, Bullseye will provide to clients a copy of Bullseye's complete policies and procedures. Bullseye

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will also provide, upon request, information to individual clients about how Bullseye voted with respect to their securities.

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Yorkville Capital Management LLC

PROXY VOTING GUIDELINES

Each proxy issue will be considered on a case-by-case basis. The following guidelines are a partial list to be used in voting on proposals often contained in proxy statements, but will not be used as rigid rules. The voting policies below are subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated below, the Company will exercise its best judgment as a fiduciary to vote in accordance with the best interests of its Clients.

Management Proposals

The majority of votes presented to shareholders are proposals made by management, which have been approved and recommended by its board of directors. For routine matters (which generally means that such matter will not measurably change the structure, management, control or operation of the company and are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company), the Company will vote in accordance with the recommendation of the company’s management, unless, in the Company’s opinion, such recommendation is not in the best interests of its Clients. Generally, in the absence of any unusual or non-routine information, the following items are likely to be supported:

• Ratification of appointment of independent auditors

• General updating/corrective amendments to charter

• Increase in common share authorization for a stock split or share dividend

• Stock option plans that are incentive based and not excessive

• Election of directors and payment of fees (unless such fees exceed market standards)

Non-routine matters may involve a variety of issues. The following items will always require company specific and case-by-case review and analysis when submitted by management to a shareholder vote:

• Directors’ liability and indemnity proposals

• Executive compensation plans

• Mergers, acquisitions, and other restructurings submitted to a shareholder vote

• Anti-takeover and related provisions

• Shareholder Proposals

Shareholder Proposals

In general, the Company will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals. However, the Company will support shareholder proposals that are consistent with the Company’s proxy voting guidelines for board-approved proposals.

Generally, shareholder proposals related to the following items are supported:

• Confidential voting

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• Bylaw and charter amendments only with shareholder approval

• Majority of independent directors in a board

Generally, shareholder proposals related to the following items are not supported:

• Limitations on the tenure of directors

• Cumulative voting

• Restrictions related to social, political, or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or vested interest impact.

• Reports which are costly to provide or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders.

Abstaining from Voting or Affirmatively Not Voting

The Company may abstain from voting (which generally requires submission of the proxy voting card) or decide not to vote if the Company determines that abstaining or not voting is in the best interests of its Clients. Factors that may be considered in making such a determination may include the costs associated with exercising the proxy (e.g. travel or translation costs) and any legal restrictions on trading resulting from the exercise of a proxy.

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JAMES ALPHA MANAGEMENT, LLC

PROXY VOTING GUIDELINES

April 2014

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that James Alpha Management, LLC (“James Alpha”) follows in exercising voting rights with respect to securities held in our client portfolios. All proxy-voting rights that are exercised by James Alpha shall be subject to this Statement of Policies and Procedures.

I.  Objectives

Voting rights are an important component of corporate governance. James Alpha has three overall objectives in exercising voting rights:

A. Responsibility. James Alpha shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company's shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B. Rationalizing Management and Shareholder Concerns. James Alpha seeks to ensure that the interests of a company's management and board are aligned with those of the company's shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

C. Shareholder Communication. Since companies are owned by their shareholders, James Alpha seeks to ensure that management effectively communicates with its owners about the company's business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company's securities.

II.  General Principles

In exercising voting rights, James Alpha shall conduct itself in accordance with the general principles set forth below.

1. The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

2. In exercising voting rights, James Alpha shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

3. Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

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4. In exercising voting rights on behalf of clients, James Alpha shall conduct itself in the same manner as if James Alpha were the constructive owner of the securities.

5. To the extent reasonably possible, James Alpha shall participate in each shareholder voting opportunity.

6. Voting rights shall not automatically be exercised in favor of management-supported proposals.

7. James Alpha, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

III.  General Guidelines

Set forth below are general guidelines that James Alpha shall follow in exercising proxy voting rights:

Prudence

In making a proxy voting decision, James Alpha shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views

While James Alpha may consider the views of third parties, James Alpha shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value

Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, James Alpha shall consider both short-term and long-term views about a company's business and prospects, especially in light of our projected holding period on the stock (e.g., James Alpha may discount long-term views on a short-term holding).

IV.  Specific Issues

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, James Alpha must be guided by its reasonable judgment to vote in a manner that James Alpha deems to be in the best interests of its clients.

A.  Stock-Based Compensation

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Approval of Plans or Plan Amendments. By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, James Alpha always favors compensation plans that align the interests of management and shareholders. James Alpha generally approves compensation plans under the following conditions:

10% Rule. The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price. The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments. Compensation plans should not be materially amended without shareholder approval.

Non-Employee Directors. Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options. Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. James Alpha will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Reload/Evergreen Features. We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Measures to Increase Executive Long-Term Stock Ownership. We support measures to increase the long-term stock ownership by a company's executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. We also support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Vesting. Restricted stock awards normally should vest over at least a two-year period.

Other stock awards. Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

B.   Change of Control Issues

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, James Alpha opposes measures that are designed to prevent or obstruct corporate takeovers because they can

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entrench current management. The following are James Alpha's guidelines on change of control issues:

Shareholder Rights Plans. James Alpha acknowledges that there are arguments for and against shareholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to shareholders. We generally vote against any directors who, without shareholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes. James Alpha opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. We generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Approval of Mergers – James Alpha votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. We support proposals that seek to lower super-majority voting requirements.

C. Routine Issues

Director Nominees in a Non-Contested Election – James Alpha generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election – By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition – James Alpha supports the election of a board that consists of at least a majority of independent directors. We generally withhold our support for non-independent directors who serve on a company's audit, compensation and/or nominating committees. We also generally withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards – Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, James Alpha generally votes against classified boards. We vote in favor of shareholder proposals to declassify a board of directors unless a company's charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

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Barriers to Shareholder Action – We vote to support proposals that lower the barriers to shareholder action. This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

Cumulative Voting – Having the ability to cumulate our votes for the election of directors – that is, cast more than one vote for a director about whom they feel strongly – generally increases shareholders' rights to effect change in the management of a corporation. We generally support, therefore, proposals to adopt cumulative voting.

Ratification of Auditors – Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor. For example, our general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

D. Stock Related Items

Increase Additional Common Stock – James Alpha's guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

1. creates a blank check preferred stock; or

2. establishes classes of stock with superior voting rights.

Blank Check Preferred Stock – Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. James Alpha may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to James Alpha.

Preemptive Rights – Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

Dual Class Capitalizations – Because classes of common stock with unequal voting rights limit the rights of certain shareholders, James Alpha votes against adoption of a dual or multiple class capitalization structure.

E. Social Issues

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James Alpha believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

F. Other Situations

No set of guidelines can anticipate all situations that may arise. Our portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

V. Proxy Voting Procedures

James Alpha shall maintain a record of all voting decisions for the period required by applicable laws. In each case in which James Alpha votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

The Senior Portfolio Manager of James Alpha shall have responsibility for voting proxies. The Senior Portfolio Manager shall be responsible for ensuring that he is aware of all upcoming proxy voting opportunities. The Senior Portfolio Manager shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. The CCO of James Alpha shall have overall responsibility for ensuring that James Alpha complies with all proxy voting requirements and procedures.

VI.  Recordkeeping

The Senior Portfolio Manager shall be responsible for recording and maintaining the following information with respect to each proxy voted by James Alpha:

* Name of the company

* Ticker symbol

* CUSIP number

* Shareholder meeting date

* Brief identification of each matter voted upon

* Whether the matter was proposed by management or a shareholder

* Whether James Alpha voted on the matter

* If James Alpha voted, then how James Alpha voted

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* Whether James Alpha voted with or against management

The CCO shall be responsible for maintaining and updating these Policies and Procedures, and for maintaining any records of written client requests for proxy voting information and documents that were prepared by James Alpha and were deemed material to making a voting decision or that memorialized the basis for the decision.

James Alpha shall rely on the SEC's EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

VII.  Conflicts of Interest

There may be situations in which James Alpha may face a conflict between its interests and those of its clients or fund shareholders. Potential conflicts are most likely to fall into three general categories:

*   Business Relationships – This type of conflict would occur if James Alpha or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of James Alpha or its affiliate with the company or proponent. In the context of James Alpha, this could occur if Ascent Real Estate Securities, LLC (“ARES”), a wholly-owned subsidiary of the parent company of Ascent Investment Advisors, LLC, an affiliate of James Alpha, has a material business relationship with a company that James Alpha has invested in on behalf of its clients, and James Alpha is encouraged to vote in favor of management as an inducement to acquire or maintain the ARES relationship.

*   Personal Relationships – James Alpha or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

*   Familial Relationships – James Alpha or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

The next step is to identify if a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average shareholder. Materiality will be judged under a two-step approach:

*   Financial Based Materiality – James Alpha presumes a conflict to be non-material unless it involves at least $500,000.

*   Non-Financial Based Materiality – Non-financial based materiality would impact the members of the James Alpha portfolio management team, who are responsible for evaluating and making proxy voting decisions.

Finally, if a material conflict exists, James Alpha shall vote in accordance with the advice of a proxy voting service. James Alpha currently uses ISS to provide advice on proxy voting decisions.

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James Alpha’s CCO shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

1.   Identifying Conflicts – The CCO of James Alpha is responsible for monitoring the relationships of ARES for purposes of James Alpha's Proxy Voting Guidelines. For purposes of monitoring personal or familial relationships, the CCO of James Alpha shall receive on at least an annual basis from each member of the portfolio management team written disclosure of any personal or familial relationships with public company directors that could raise potential conflict of interest concerns. Portfolio management team members also shall agree in writing to advise the CCO of James Alpha if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

2.   Identifying Materiality – The CCO of James Alpha shall be responsible for determining whether a conflict is material. He shall evaluate financial-based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the portfolio management team shall be presumed to be material.

3.   Communication with Senior Portfolio Manager; Voting of Proxy – If the CCO of James Alpha determines that the relationship between ARES and a company is financially material, he shall communicate that information to the Senior Portfolio Manager and instruct him that James Alpha will vote its proxy based on the advice of ISS or other consulting firm then engaged by James Alpha. Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the portfolio management team shall be presumed to be material, in which case James Alpha again will vote its proxy based on the advice of ISS or other consulting firm then engaged by James Alpha. The fact that a member of the portfolio management team personally owns securities issued by a company will not disqualify James Alpha from voting common stock issued by that company, since the member's personal and professional interests will be aligned.

In cases in which James Alpha will vote its proxy based on the advice of ISS or other consulting firm then engaged by James Alpha, the CCO of James Alpha shall be responsible for ensuring that the Senior Portfolio Manager votes proxies in this manner. The CCO of James Alpha will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

VIII. James Alpha Funds

Proxies relating to portfolio securities held by any fund advised by James Alpha shall be voted in accordance with this Statement of Policies and Procedures. For this purpose, the Board of Trustees of the James Alpha Multi Strategy Alternative Income Fund has delegated to James Alpha the responsibility for voting proxies on behalf of the Fund. The CCO of James Alpha shall make an annual presentation to the Board regarding this Statement of Policy and Procedures, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

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IV. Annual Review; Reporting

The CCO of James Alpha shall conduct an annual review to assess compliance with these policies and procedures. This review will include sampling a limited number of proxy votes during the prior year to determine if they were consistent with these policies and procedures. The results of this review will be reported to the Board of Trustees and the CCO of the Mutual Fund.

Any violations of these policies and procedures shall be reported to the CCO of James Alpha. If the violation relates to any fund advised by James Alpha, the CCO of James Alpha shall report such violation to the CCO of the Fund.

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Kellner Management, LP

Proxy Voting Policies, Procedures and Guidelines

Rule 206(4)-6 of the Advisers Act requires that a registered investment adviser that votes client securities to: (1) Adopt written policies reasonably designed to ensure that the investment adviser votes in the best interest of the clients; (2) Requires the investment adviser to disclose to clients information about these policies and procedures; (3) Upon request provide information to clients about how their proxies were voted; and (4) Retain certain records related to proxy voting practices.

Policy

Kellner Management, LP and Kellner Private Fund Management, LP, (collectively, the “Adviser”) acts as discretionary investment advisers for various clients. Such clients may include, from time to time, employee benefit plans or funds subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) and private investment companies, as well as individuals and other institutions. Adviser’s authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under investment advisory contracts with such clients. Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for clients, Adviser’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account.

Purpose

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

Procedures

The CCO in consultation with the portfolio manager is ultimately responsible for ensuring that all proxies received by Adviser are voted in a timely manner and in a manner consistent with the Adviser’s determination of the client’s best interests. Although many proxy proposals can

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be voted in accordance with the Advisers established guidelines (see “Guidelines” section below), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

The CCO in consultation with the portfolio manager is also responsible for ensuring that all corporate action notices or requests which require shareholder action received by Adviser are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

Conflicts of Interest

Where a proxy proposal raises a material conflict between Adviser’s interests and a client’s interest, Adviser will resolve such a conflict in the manner described below.

Vote in Accordance with the Guidelines.

To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

Obtain Consent of Clients.

To the extent that Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of Adviser’s conflict that the client would be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, Adviser will abstain from voting the securities held by that client’s account.

Client Directive to Use an Independent Third Party.

Alternatively, a client may, in writing, specifically direct Adviser to forward all proxy matters in which Adviser has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation. Where such independent third party’s recommendation is received on a timely basis, Adviser will vote all such proxies in accordance with such third party’s recommendation. If the third party’s recommendation is not timely received, Adviser will abstain from voting the securities held by that client’s account.

The CCO officer in consultation with the portfolio manager will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified by Adviser will be addressed as described above in this Section.

Limitations

In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where Adviser has determined that it is in the client’s best interest, Adviser

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will not vote proxies received. The following are certain circumstances where Adviser will limit its role in voting proxies:

Client Maintains Proxy Voting Authority.

Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by Adviser, it will promptly be forwarded to the client or specified third party.

Terminated Account.

Once a client account has been terminated with Adviser in accordance with its investment advisory agreement, Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

Limited Value.

If Adviser determines that the value of a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, Adviser may abstain from voting a client’s proxies. Adviser also will not vote proxies received for securities that are no longer held by the client’s account. In addition, Adviser generally will not vote securities where the economic value of the securities in the client account is less than $1000.

Securities Lending Programs.

When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where Adviser determines that a proxy vote (or other shareholder action) is materially important to the client’s account, Adviser may recall the security for purposes of voting.

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Unjustifiable Costs:

In certain circumstances, after doing a cost-benefit analysis, Adviser may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.

Recordkeeping

In accordance with Rule 204-2 under the Advisers Act, Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (v) records of all client requests for proxy voting information; (v) any documents prepared by Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how Adviser voted proxies with respect to the clients’ portfolio securities. Clients may obtain information on how their securities were voted or a copy of Adviser’s Policies and Procedures by written request addressed to Adviser.

Guidelines

The Adviser uses a third party proxy voting service to vote all client proxies. This service provides the Adviser with voting recommendations on how a proxy should be voted. In most instances the Adviser will cast client votes in accordance with these recommendations. However, in the event the Adviser feels that the recommendation provided by the proxy voting service is not in its clients’ best interest, the Adviser may vote contrary to such recommendation. In instances in which the Adviser decides not to go with the recommendation provided, documentation will be kept detailing the reasons for doing so.

Each proxy issue will be considered individually. The following is a partial list of issues and voting responses to be used as a guideline in voting proposals contained in the proxy statements, but will not be used as rigid rules.

1.	Issues regarding the issuer’s board entrenchment and anti-takeover measures such as the following:	Oppose
a.	Proposals to stagger board members’ terms;
b.	Proposals to limit the ability of shareholders to call special meetings;
c.	Proposals to require super majority votes;
d.	Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;
e.	Proposals regarding “fair price” provisions;
f.	Proposals regarding “poison pill” provisions; and
g.	Proposals permitting “green mail”.
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2.	Providing cumulative voting rights	Oppose
3.	“Social issues,” unless specific client guidelines supersede, e.g., restrictions regarding South Africa.	Oppose
4.	Election of directors recommended by management, except if there is a proxy fight.	Approve
5.	Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.	Approve
6.	Date and place of annual meeting.	Approve
7.	Limitation on charitable contributions or fees paid to lawyers.	Approve
8.	Ratification of directors’ actions on routine matters since previous annual meeting.	Approve
9.	Confidential voting	Approve
Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure in shareholders regarding their vote on proxy issues. The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises
10.	Limiting directors’ liability	Approve
11.	Eliminate preemptive right	Approve
Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management’s ability to raise new capital. The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.
12.	Employee Stock Purchase Plan	Approve
13.	Establish 401 (k) Plan	Approve
14.	Pay directors solely in stocks	Case-by-Case
15.	Eliminate director mandatory retirement policy	Case-by-Case
16.	Rotate annual meeting location/date	Case-by-Case
17.	Option and stock grants to management and directors	Case-by-Case
18.	Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.	Case-by-Case

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EAB INVESTMENT GROUP, LLC

PROXY VOTING POLICY

I. INTRODUCTION

EAB CURRENTLY DOES NOT VOTE PROXIES ON BEHALF OF ITS CLIENTS. TO THE EXTENT IT VOTES PROXIES IN THE FUTURE THE FOLLOWING POLICIES WILL BE OBSERVED:

EAB’s policy and procedures for voting proxies (the “Policy”) with respect to securities held in the [Separately managed accounts] (the “Account” or “Accounts” as the case may be) will be reviewed and, updated, as necessary, to address new or revised proxy voting issues.

Except in its capacity as an adviser or sub-adviser to 40 Act funds, EAB may vote proxies in a prudent and diligent manner and in the best interests of an Account for which EAB manages assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”).

Voting Proxies for Certain Non-U.S. Companies

While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent EAB’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the EAB’s voting instructions. As a result, clients’ non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to EAB’s clients of voting such proxies, consistent with the Client Proxy Standard.

II. GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, EAB will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues and are meant to be general voting parameters on issues that arise most frequently. EAB, however, may, pursuant to the procedures set forth in Section IV below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy

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Standard. EAB will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.

III. GUIDELINES

The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee (“Committee”).

A. Corporate governance matters – EAB will vote for proxy proposals that require changes or encourage decisions that will, in EAB’s opinion, be most likely to add shareholder value over time and EAB will vote against proxy proposals that entrench management in a manner deemed by EAB to be detrimental to shareholder value.

B. Changes in capital structure – EAB will vote for amendments to corporate documents that optimize the financial condition of a business.

C. Stock option plans and other management compensation issues – EAB expects thoughtful consideration to be given by a company's management to developing a balanced compensation structure providing competitive current income with long-term employee incentives directly tied to the interest of shareholders and votes against proxy proposals that dilute shareholder value excessively.

Proxy Research Services

Proxy Research Providers (such as Institutional Shareholder Services and Glass Lewis) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. EAB may use Proxy Research Services for guidance in voting proxies.

IV. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES A. Proxy Review Committee

1. The Proxy Review Committee is responsible for creating and implementing EAB’s Proxy Voting Policy and Procedures and, in this regard, has expressly adopted it.

a. The Committee includes William Visconto.

b. The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

c. The Committee will meet at least annually to (among other matters) address any outstanding issues relating to the Policy. The Committee may meet on an ad hoc basis to (among other matters): (1) review and approve upcoming votes, as appropriate, for matters for which

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general direction has been provided in this Policy, and (2) determine how to vote matters for which general direction has not been provided in this Policy.

d. In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee may request the assistance of Counsel in resolving such a matter.

e. The Committee will document in writing all of their decisions and actions, which documentation will be maintained by the Committee for a period of at least two years.

B. Identification of Material Conflicts of Interest

1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Committee in consultation with Counsel.

2. A material conflict of interest could exist in the following situations, among others:

a. If EAB is called to vote on a proxy for a company and the adviser, or an affiliate, also does any of the following: manages the company’s pension plan; administers the company’s employee benefit plan; provides brokerage, underwriting, insurance, or banking services to the company; or manages money for an employee group.

b. In addition, EAB may have a conflict of interest a senior officer of EAB, is a close relative of, or has a personal or business relationship with any of the following: an executive of the company; a director of the company; a person who is a candidate to be a director of the company; a participant in the proxy contest.

C. Proxy Voting Reports

EAB will promptly provide a copy of this Policy upon any client’s request.

V. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES

EAB shall describe its policies and procedures for proxy voting in its written brochure required under Rule 204-3 (either in the Schedule F or Part II of Form ADV or in a written brochure containing all the information required to be in Part II). The description is designed to be a “concise summary” of EAB’s proxy voting process and indicates that a copy of the policy is available on request.

VI. PROXY VOTING RECORDS

EAB will prepare and maintain the following records of its proxy voting:

  The proxy voting policies and procedures.
  Copies of proxy statements EAB received for client securities.
  A record of each vote EAB cast on behalf of a client.
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  A copy of any document EAB created that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision. EAB does not need to make a record of oral communications or keep documents they received that were material to the decision.
  A copy of each written client request for information on how EAB voted proxies on behalf of the client, and a copy of any written response by EAB to any (written or oral) client request for that information on behalf of the requesting client. Oral client requests need not be memorialized, nor do any oral responses to either oral or written client requests.
  EAB can satisfy the requirements to keep copies of proxy statements and/or records of votes cast by relying on a third party to make and retain those documents on EAB’s behalf, provided that EAB has obtained an understanding form the third party to provide a copy of that information upon request. In addition, EAB also can rely on the SEC’s EDGAR system to obtain a copy of the proxy statement. (Most, but not all, proxy statements are filed on EDGAR).
  EAB may choose any means to make the initial disclosure, provided that it is clear, not buried in a longer document, and received by clients. For example, EAB could choose to make the disclosure “together with” a periodic account statement, or deliver it in a separate mailing; or include it in its brochure or Part II of Form ADV. However, if the disclosure is added to Form ADV, the Form ADV must be delivered to existing clients, accompanied by a letter identifying the new disclosure. A mere offer to deliver the ADV would not suffice.

VII. ERISA FACTORS TO BE CONSIDERED

If EAB acts as an investment manager for advisory clients governed by ERISA, then, as a fiduciary with special responsibilities under the Employment Retirement Income Security Act of 1974 (ERISA), the firm must closely monitor its duties to its ERISA clients and consult with ERISA counsel when appropriate.

Under ERISA Section 404(a)(1), plan fiduciaries must discharge their duties in connection with the plan “solely in the interest of the participants and beneficiaries.”

The Department of Labor Interpretive Bulletin #94-2, July 28, 1994, provided, investment managers (as defined under ERISA) further guidance about their responsibilities under ERISA, including proxy voting, compliance with an ERISA client’s written statement of investment policy, and active monitoring or corporate management.

When the authority to manage plan assets is delegated to EAB, then only EAB has authority to vote proxies, unless a named fiduciary has reserved to itself or to another named fiduciary (as authorized by the plan document) the right to direct a plan trustee the authority to vote proxies. In that case, the investment manager’s management agreement must state that the manager is “expressly precluded” from voting the client’s proxies.

191

An investment manager with a duty to vote proxies has an obligation to take reasonable steps, under the circumstances, to ensure that it receives the proxies. Failure of EAB to take timely and appropriate action to reconcile proxies may result in a violation of ERISA’s fiduciary responsibility provisions. Appropriate steps would include informing the plan sponsor and trustees, bank custodian or brokers-dealer custodian, of the requirement that all proxies be forwarded to the adviser and making periodic reviews during the proxy season, including follow-up letters and phone calls, if necessary.

When voting proxies, EAB must consider proxies as a plan asset and vote only in the best economic interests of the plan participants and vote consistently among clients. Consider whether specific client voting instructions about voting proxies are appropriate. For example, socially responsible voting may not be in the best economic interests of plan participants.

EAB will be prepared to issue its proxy voting reports to plan clients, if requested. Records will be maintained in such a manner that EAB’s past voting records of plan proxies are available to clients upon request.

192

16th AMENDMENT ADVISORS LLC

PROXY VOTING POLICY

16th AMENDMENT ADVISORS LLC (“16th Amendment”) does not generally vote client proxies for separately managed accounts. 16th Amendment will vote proxies per the below policy as required by the Investment Company Act of 1940. Although 16th Amendment may provide investment advisory services relative to client investment assets, 16th Amendment clients maintain exclusive responsibility for: (1) directing the manner in which proxies solicited by issuers of securities beneficially owned by the client shall be voted, and (2) making all elections relative to any mergers, acquisitions, tender offers, bankruptcy proceedings or other type events pertaining to the client’s investment assets. 16th Amendment and/or the client shall correspondingly instruct each custodian of the assets to forward to the client copies of all proxies and shareholder communications relating to the client’s investment assets.

In the limited circumstances 16th Amendment does vote proxies, in accordance with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”), 16th Amendment has adopted the following proxy voting policy with respect to those assets for which a client has vested 16th Amendment with discretionary investment management authority (the “assets”).

16th Amendment’s Policy

In the limited event that 16th Amendment does vote client proxies, 16th Amendment shall be responsible for: (1) directing the manner in which proxies solicited by issuers of securities beneficially owned by the client shall be voted, and (2) making all elections relative to any mergers, acquisitions, and tender offers. However, the client shall maintain exclusive responsibility for all legal proceedings or other type events pertaining to the assets, including, but not limited to, class action lawsuits. 16th Amendment and/or the client shall correspondingly instruct each custodian of the assets to forward to 16th Amendment copies of all proxies and shareholder communications relating to the assets. Absent mitigating circumstances and/or conflicts of interest (to the extent any such circumstance or conflict is presented, if ever, information pertaining to how 16th Amendment addressed any such circumstance or conflict shall be maintained by 16th Amendment), it is 16th Amendment’s general policy to vote proxies consistent with the recommendation of the senior management of the issuer for mergers or acquisitions. It is 16th Amendment’s general policy to vote proxies consistent with the recommendation of the bondholder committee with regard to proxies relating to workouts of distressed debt. 16th Amendment shall monitor corporate actions of individual issuers and investment companies consistent with 16th Amendment’s fiduciary duty to vote proxies in the best interests of its clients. With respect to individual issuers, 16th Amendment may be solicited to vote on matters including corporate governance, adoption or amendments to compensation plans (including stock options), and matters involving social issues and corporate responsibility. With respect to investment companies (e.g., mutual funds), 16th Amendment may be solicited to vote on matters including the approval of advisory contracts, distribution plans, and mergers. 16th Amendment shall maintain records pertaining to proxy voting as required pursuant to Rule 204-2 (c)(2) under the Advisers Act.

Copies of Rules 206(4)-6 and 204-2(c)(2) are available upon written request. In addition, information pertaining to how 16th Amendment voted on any specific proxy issue is also available upon written request. Any questions regarding 16th Amendment’s proxy voting policy shall be directed to John Lee, Chief Compliance Officer of 16th Amendment, at (212) 332-1600.

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Mitigating Circumstances/Conflicts of Interest

The following are examples of mitigating circumstances and/or conflicts of interest: (1) an adviser or its affiliate may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to a company whose management is soliciting proxies; (2) an adviser may have business or personal relationships with participants in proxy contests, corporate directors, or candidates for directorships, etc.; (3) an adviser has a business relationship not with the company but with a proponent of a proxy proposal that may affect how it casts votes on client securities; and (4) senior management’s recommendation, in the opinion of 16th Amendment, is not in the best interests of the client.

Implementation/Adoption

John Lee, Chief Compliance Officer, or his designee shall be primarily responsible for determining how client proxies are voted and recording how 16th Amendment addressed any mitigating circumstance or conflict of interest. Mr. Lee shall be primarily responsible for the ongoing review and evaluation of 16th Amendment’s proxy voting policy and corresponding compliance with the requirements of Rules 206(4)-6 and 204-2(c)(2).

194

Sunnymeath Asset Management, Inc.

Proxy Voting

Sunnymeath attempts at all times to manage client accounts solely in the best interest of the recipients or beneficiaries of the funds it is investing. Industry standards of care, skill, prudence and diligence are brought to bear on every investment action. This philosophy of prudence is applied to proxy voting as well.

When Sunnymeath purchases a stock, it is focusing on the ability of the company's board of directors and senior management to improve shareholder value. However, the confidence in management shown by Sunnymeath's purchase of the stock does not transfer to automatic voting procedures whereby Sunnymeath "rubber stamps" its wishes on the proxy ballot.

Sunnymeath views the proxy as an economic instrument, and generally makes proxy voting decisions based on financial criteria when present. At the same time, decisions will, whenever possible, protect the rights of its clients as shareholders. Thus, in making a proxy voting decision, two primary considerations are in effect: first, the economic impact of the proposal; and second, the impact of the proposal on shareholder rights. Sunnymeath does not promise to vote proxies and is selective in when it decides to exercise its right to vote on companies’ proxies. In the case when clients are funds registered under the Investment Company Act of 1940, Sunnymeath does promise to vote companies’ proxies and will maintain records of its voting, in accordance with its document retention policy. Additionally, should there be a situation whereby there is a conflict of interest between Sunnymeath as adviser and the interests of the 1940 Act fund, Sunnymeath will vote its proxy with the interest of the client being more important than that of the adviser As such, there could exist a situation whereby the adviser votes differently for certain clients.

195

Zacks Investment Management, Inc.

Voting Client Securities

ZIM often has voting power with respect to securities in client accounts. ZIM has adopted a proxy voting policy and procedures (the “Proxy Policy”) with respect to the voting of proxies for client accounts for which ZIM has proxy voting authority. ZIM utilizes Broadridge for the execution and recordkeeping of ZIM’s proxy voting.

Under the Proxy Policy, ZIM monitors corporate events and votes the proxies in a manner that it deems consistent with the best interests of its clients. The Proxy Policy provides for the process by which proxy voting decisions are made, the identification and handling of material conflicts of interest, disclosing the Proxy Policy to clients, maintaining appropriate books and records relating to proxies, and proxy voting guidelines for common proxy proposals.

As a general rule, ZIM will vote all proxies relating to a particular proposal the same way for all client accounts holding the security in accordance with the proxy voting guidelines set forth in the Proxy Policy, unless a client specifically instructs ZIM in writing to vote such client’s securities otherwise. One such instruction example requires ZIM to vote against all matters that might negatively impact rights or benefits for members of organized labor (i.e. Taft Hartley). In certain other programs, ZIM splits up proxy voting guidelines according to the percentage of ownership held by Taft Hartley investors and all other investors. For example, if Taft-Hartley investors make up 20% of a fund, ZIM anticipates voting 20% of proxies according to Taft-Hartley instructions, and the remaining 80% of proxies according to ZIM’s guidelines in the Proxy.

For separately managed accounts with FOLIOfn, the client will reserve and retain the right to vote by proxy securities held in the account; ZIM does not vote proxies for these accounts. Clients custodied at FOLIOfn are provided electronic access through a FOLIOfn website that allows clients to view and vote proxies. If a client has questions about a particular solicitation, the client may contact Frank Lanza at 312-265-9359.

Notwithstanding anything in the Proxy Policy, ZIM places priority on investment returns over corporate governance correctness. Accordingly, when economic considerations or extraordinary circumstances warrant, ZIM may make exceptions to the proxy voting guidelines or, as ZIM deems to be in the best interests of clients, intentionally refrain from voting a proxy or sell the security.

196

PART C

OTHER INFORMATION

Item 28. EXHIBITS.

(a)(1)	Agreement and Declaration of Trust.	(1)

(a)(2)	Amendment No. 1 to the Agreement and Declaration of Trust.	(1)

(a)(3)	Amendment No. 2 to the Agreement and Declaration of Trust – Establishment and Designation of Series.	(18)

(a)(4)	Amendment No. 3 to the Agreement and Declaration of Trust – Establishment and Designation of Series.	(26)

(a)(5)	Amendment No. 4 to the Agreement and Declaration of Trust – Establishment and Designation of Series.	(33)

(a)(6)	Amendment No. 5 to the Agreement and Declaration of Trust – Establishment and Designation of Series.	(34)

(a)(7)	Amendment No. 6 to the Agreement and Declaration of Trust – Establishment and Designation of Series.	(37)

(a)(8)	Amendment No. 7 to the Agreement and Declaration of Trust – Establishment and Designation of Series.	(39)

(b)	By-laws of Registrant.	(1)

(c)	Not Applicable.

(d)(1)	Form of Management Agreement.	(2)

(d)(2)	Amended and Restated Management Agreement between Orbitex-Saratoga Capital Management, LLC and The Saratoga Advantage Trust.	(8)

(d)(2)(a)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Milestone Capital Management, LLC with respect to the U.S. Government Money Market Portfolio.	(24)

(d)(2)(b)	Form of Investment Advisory Agreement between Saratoga Advantage Trust, on behalf of the Alternative Strategies Portfolio, and Ascentia Capital Partners, LLC.	(24)

(d)(2)(c)	Form of Investment Advisory Agreement between Saratoga Advantage Trust, on behalf of the James Alpha Global Enhanced Real Return Portfolio (formerly named Armored Wolf Global Enhanced Real Return Portfolio), and Armored Wolf, LLC.	(27)

(d)(3)(a)	Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management, LLC and Fox Asset Management, Inc. with respect to the Investment Quality Bond Portfolio.	(2)

(d)(3)(b)	Amendment to the Investment Advisory Agreement between Saratoga Capital Management, LLC and Fox Asset Management, Inc. with respect to the Investment Quality Bond Portfolio.	(5)

(d)(3)(c)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Sunnymeath Asset Management, Inc. with respect to the Investment Quality Bond Portfolio.	Filed herewith

(d)(4)	Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management and OpCap Advisors with respect to the Municipal Bond Portfolio.	(2)

(d)(4)(a)	Form of Investment Advisory Agreement between Saratoga Capital Management and 16th Amendment Advisors LLC with respect to the Municipal Bond Portfolio.	Filed herewith

(d)(5)	Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management, LLC and OpCap Advisors with respect to the Large Capitalization Value Portfolio.	(2)

(d)(6)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Loomis, Sayles & Company, L.P. with respect to the Large Capitalization Growth Portfolio.	(16)

(d)(7)	Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management, LLC and Fox Asset Management, Inc. with respect to the Small Capitalization Portfolio.	(6)

(d)(7)(a)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Zacks Investment Management, Inc. with respect to the Small Capitalization Portfolio.	Filed herewith

(d)(8)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and DePrince, Race & Zollo, Inc. with respect to the International Equity Portfolio.	(23)

(d)(9)	Form of Investment Advisory Agreement between Columbus Circle Investors and Orbitex-Saratoga Capital Management, LLC with respect to the Technology & Communications Portfolio.	(8)

(d)(10)	Form of Investment Advisory Agreement between Oak Associates, ltd. and Saratoga Capital Management, LLC with respect to the Health and Biotechnology Portfolio.	(16)

(d)(11)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Loomis, Sayles & Company, L.P. with respect to Financial Services Portfolio.	(16)

(d)(12)	Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management, LLC and Caterpillar Investment Management Ltd. with respect to the Energy & Basic Materials Portfolio and the Mid Capitalization Portfolio.	(8)

(d)(13)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Vaughan Nelson Investment Management, L.P. with respect to the Mid Capitalization Portfolio.	(19)

(d)(14)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Integrity Money Management, Inc. with respect to the Energy & Basic Materials Portfolio.	(19)

(d)(15)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Loomis, Sayles & Company, L.P. with respect to the Energy & Basic Materials Portfolio.	(20)

(d)(16)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and M.D. Sass Investors Services, Inc. with respect to the Large Capitalization Value Portfolio.	(22)

(d)(17)(b)	Form of Excess Expense Agreement, as amended and restated on July 19, 2012.	(32)

(d)(18)	Form of Investment Sub-Advisory Agreement between Ascentia Capital Partners, LLC and each of Armored Wolf, LLC, Dunham & Associates Investment Counsel, Inc., DuPont Capital Management Corporation, Research Affiliates, LLC and Sage Capital Management, LLC.	(24)

(d)(19)	Form of Investment Advisory Agreement between James Alpha Cayman Commodity Fund I Ltd. (formerly named Armored Wolf Cayman Commodity Fund I Ltd.) and Armored Wolf, LLC.	(27)

(d)(20)	Form of Supervision Agreement between Saratoga Advantage Trust and Saratoga Capital Management, LLC with respect to the James Alpha Global Enhanced Real Return Portfolio (formerly named Armored Wolf Global Enhanced Real Return Portfolio).	(26)

(d)(21)	Form of Operating Expense Limitation Agreement between Saratoga Advantage Trust, on behalf of the Alternative Strategies Portfolio, and Ascentia Capital Partners, LLC.	(24)

(d)(22)	Form of Operating Expense Limitation Agreement between Saratoga Advantage Trust, on behalf of the James Alpha Global Enhanced Real Return Portfolio, and Armored Wolf, LLC.	(32)

(d)(23)	Form of Investment Advisory Agreement between Saratoga Advantage Trust, on behalf of James Alpha Global Real Estate Investments Portfolio, and Ascent Investment Advisors, LLC.	(28)

(d)(24)	Form of Supervision Agreement between Saratoga Advantage Trust and Saratoga Capital Management, LLC with respect to the James Alpha Global Real Estate Investments Portfolio.	(28)

(d)(25)	Form of Operating Expense Limitation Agreement between Saratoga Advantage Trust, on behalf of the James Alpha Global Real Estate Investments Portfolio, and Ascent Investment Advisors, LLC.	(32)

(d)(26)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and CLS Investments, LLC with respect to the U.S. Government Money Market Portfolio.	(30)

(d)(27)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Loomis, Sayles & Company, L.P. with respect to the Technology & Communications Portfolio.	(30)

(d)(28)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Oak Associates, ltd. with respect to the Technology & Communications Portfolio.	(30)

(d)(29)	Investment Management Agreement between Saratoga Advantage Trust, on behalf of the James Alpha Multi Strategy Alternative Income Portfolio, and James Alpha Management, LLC.	(35)

(d)(30)	Form of Investment Advisory Agreement between James Alpha Management, LLC and Sub-Advisers with respect to the James Alpha Multi Strategy Alternative Income Portfolio.	(34)

(d)(31)	Operating Expense Limitation Agreement between Saratoga Advantage Trust, on behalf of the James Alpha Multi Strategy Alternative Income Portfolio, and James Alpha Management, LLC.	(35)

(d)(32)	Amended Schedule A to Supervision Agreement.	(40)
(d)(33)	Investment Management Agreement between Saratoga Advantage Trust, on behalf of the James Alpha Yorkville MLP Portfolio, and James Alpha Management, LLC.	(38)

(d)(34)	Investment Advisory Agreement between James Alpha Management, LLC and Yorkville Capital Management, LLC with respect to the James Alpha Yorkville MLP Portfolio.	(38)

(d)(35)	Operating Expense Limitation Agreement between Saratoga Advantage Trust, on behalf of the James Alpha Yorkville MLP Portfolio, and James Alpha Management, LLC.	(38)

(d)(36)	Sub-Expense Limitation Agreement between James Alpha Management, LLC, on behalf of the James Alpha Yorkville MLP Portfolio, and Yorkville Capital Management, LLC.	(38)

(d)(37)	Investment Management Agreement between The Saratoga Advantage Trust, on behalf of the James Alpha Managed Risk Domestic Equity Portfolio, and James Alpha Management, LLC.	(40)

(d)(38)	Investment Management Agreement between The Saratoga Advantage Trust, on behalf of the James Alpha Managed Risk Emerging Markets Equity Portfolio, and James Alpha Management, LLC.	(40)

(d)(39)	Investment Management Agreement between The Saratoga Advantage Trust, on behalf of the James Alpha Family Office Portfolio, and James Alpha Management, LLC.	(40)

(d)(40)	Operating Expense Limitation Agreement between The Saratoga Advantage Trust, on behalf of the James Alpha Managed Risk Domestic Equity Portfolio, and James Alpha Management, LLC.	(40)

(d)(41)	Operating Expense Limitation Agreement between The Saratoga Advantage Trust, on behalf of the James Alpha Managed Risk Emerging Markets Equity Portfolio, and James Alpha Management, LLC.	(40)

(d)(42)	Operating Expense Limitation Agreement between The Saratoga Advantage Trust, on behalf of the James Alpha Family Office Portfolio, and James Alpha Management, LLC.	(40)

(d)(43)	Investment Advisory Agreement between James Alpha Management, LLC, on behalf of the James Alpha Managed Risk Domestic Equity Portfolio, and EAB Investment Group, LLC.	(40)

(d)(44)	Investment Advisory Agreement between James Alpha Management, LLC, on behalf of the James Alpha Managed Risk Emerging Markets Equity Portfolio, and EAB Investment Group, LLC.	(40)

(d)(45)	Investment Advisory Agreement between James Alpha Management, LLC, on behalf of the James Alpha Multi Strategy Alternative Income Portfolio, and Kellner Private Fund Management, LP.	(40)

(d)(46)	Sub-Expense Limitation Agreement between James Alpha Management, LLC, on behalf of the James Alpha Managed Risk Domestic Equity Portfolio, and EAB Investment Group, LLC.	(40)

d)(47)	Sub-Expense Limitation Agreement between James Alpha Management, LLC, on behalf of the James Alpha Managed Risk Emerging Markets Equity Portfolio, and EAB Investment Group, LLC.	(40)

(e)(1)	Soliciting Dealer Agreement.	(5)

(e)(2)	Form of Distributor’s Agreement between Saratoga Advantage Trust and Aquarius Fund Distributors, LLC, currently known as Northern Lights Distributors, LLC.	(14)

(e)(3)	Underwriting Agreement between The Saratoga Advantage Trust and Northern Lights Distributors, LLC.	(40)

(e)(4)	Amended Schedule A to Underwriting Agreement.	(38)

(f)	Not Applicable.

(g)	Custodian Contract between Saratoga Advantage Trust and The Bank of New York.	(9)

(g)(1)	Amended Schedule II to Custodian Contract between The Saratoga Advantage Trust and The Bank of New York Mellon.	(40)

(g)(2)	Foreign Custody Agreement between Saratoga Advantage Trust and The Bank of New York.	(9)

(h)(1)	Administration Agreement between Saratoga Advantage Trust and Orbitex Fund Services, Inc., currently known as Gemini Fund Services, LLC.	(9)

(h)(2)	Transfer Agency Agreement between Saratoga Advantage Trust and Orbitex Fund Services, Inc., currently known as Gemini Fund Services, LLC.	(9)

(h)(3)	Fund Accounting and Services Agreement between Saratoga Advantage Trust and Orbitex Fund Services, Inc., currently known as Gemini Fund Services, LLC.	(9)

(h)(4)	Fund Services Agreement between The Saratoga Advantage Trust and Gemini Fund Services, LLC.	(35)

(h)(4) (1)	Amended Appendix IV to Fund Services Agreement.	(40)

(h)(5)	Consent of James Alpha Management for use of the James Alpha name for the James Alpha Global Enhanced Real Return Portfolio and James Alpha Cayman Commodity Fund I Ltd.	(27)

(h)(6)	Consent of James Alpha Management for use of the James Alpha name for the James Alpha Global Real Estate Investments Portfolio.	(28)

(i)(1)	Opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and non-assessable.	(1)
(i)(2)	Opinion and consent of counsel as to the Portfolios’ Class A shares.	(18)

(i)(3)	Opinion and consent of counsel as to the James Alpha Global Enhanced Real Return Portfolio and James Alpha Global Real Estate Investments Portfolio.	(31)

(i)(4)	Opinion and consent of counsel as to the James Alpha Multi Strategy Alternative Income Portfolio.	(35)

(i)(5)	Opinion and consent of counsel as to the James Alpha Yorkville MLP Portfolio.	(38)

(i)(6)	Opinion and consent of counsel as to the James Alpha Managed Risk Domestic Equity Portfolio, James Alpha Managed Risk Emerging Markets Equity Portfolio and James Alpha Family Office Portfolio.	(40)

(j)(1)	Consent of Tait, Weller & Baker LLP, Independent Registered Public Accountants.	(40)
(j)(2)	Opinion and consent of Stradley Ronon Stevens & Young, LLP, supporting the tax matters and consequences to shareholders.	(29)
(j)(3)	Consent of Ernst & Young, LLP.	(29)

(j)(4)	Consent of PricewaterhouseCoopers LLP.	(10)

(k)	Not Applicable.

(l)	Agreement relating to initial capital.	(1)

(m)(1)	Distribution Plan relating to Class B shares.	(7)

(m)(2)	Distribution Plan relating to Class C shares.	(7)

(m)(2)(i)	Amendment to Amended and Restated Distribution Plan relating to Class C shares.	(40)

(m)(3)	Amended and Restated Distribution Plan relating to Class A shares.	(26)

(m)(4)	Amended and Restated Distribution Plan relating to James Alpha Global Real Estate Investments Portfolio’s Class A shares.	(28)

(m)(4)(i)	Amendment to Amended and Restated Distribution Plan relating to Class A Shares.	(40)

(m)(5)	Distribution Plan relating to Class I shares.	(26)

(n) (1)	Amended and Restated Rule 18f-3 Plan.	(26)

(n)(2)	Amended and Restated Rule 18f-3 Plan to add James Alpha Global Real Estate Investments Portfolio.	(28)

(n)(3)	Amended and Restated Rule 18f-3 Plan.	(39)

(p)(1)	Code of Ethics of Registrant and Saratoga Capital Management.	(15)

(p)(3)	Revised Code of Ethics of Fox Asset Management, Inc.	(22)

(p)(4)	Revised Code of Ethics of DePrince, Race & Zollo, Inc.	(30)

(p)(5)	Revised Code of Ethics of Loomis, Sayles & Company, L.P.	(33)

(p)(6)	Revised Code of Ethics of Oak Associates, ltd.	(22)

(p)(7)	Revised Code of Ethics of Columbus Circle Investors.	(23)

(p)(8)	Code of Ethics of Ascentia Capital Partners, LLC.	(24)

(p)(8)(1)	Code of Ethics of Research Affiliates, LLC.	(24)

(p)(8)(2)	Revised Code of Ethics of Armored Wolf, LLC.	(36)

(p)(8)(3)	Code of Ethics of DuPont Capital Management Corporation.	(24)

(p)(8)(4)	Code of Ethics of Sage Capital Management, LLC.	(24)

(p)(8)(5)	Code of Ethics of Dunham & Associates Investment Counsel, Inc.	(24)

(p)(10)(b)	Code of Ethics of NorthStar Financial Services Group, LLC (parent company of Northern Lights Distributors, LLC).	(23)

(p)(12)	Revised Code of Ethics of Vaughan Nelson Investment Management, L.P.	(30)

(p)(13)	Code of Ethics of M.D. Sass Investors Services, Inc.	(22)

(p)(13)	Code of Ethics of Milestone Capital Management, LLC.	(24)

(p)(14)	Revised Code of Ethics of Ascent Investment Advisors, LLC.	(32)

(p)(15)	Code of Ethics of James Alpha Management, LLC.	(35)

(p)(16)	Code of Ethics of Bullseye Asset Management LLC.	(35)

(p)(17)	Code of Ethics of Cross Ledge Investments, LLC.	(35)

(p)(18)	Code of Ethics of Yorkville Capital Management LLC.	(35)

(p)(19)	Code of Ethics of EAB Investment Group, LLC.	(39)

(p)(20)	Code of Ethics of Kellner Private Fund Management, LP.	(40)

(p)(21)	Code of Ethics of 16th Amendment Advisors LLC	Filed herewith

(p)(22)	Code of Ethics of Sunnymeath Asset Management, LLC	Filed herewith

(p)(23)	Code of Ethics of Zacks Investment Management, Inc.	Filed herewith

Other Exhibits:

Powers of Attorney of Messrs. McCollough, Koopmann and Seal.		(3)

Powers of Attorney of Messrs. Blundin and Hamrick.		(11)

      Other Exhibits:

     Powers of Attorney of Messrs. McCollough, Koopmann and Seal. (3)

     Powers of Attorney of Messrs. Blundin and Hamrick. (11)

1.	Filed with Post-effective Amendment No. 1 on May 5, 1995 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

2.	Filed with Post-effective Amendment No. 4 on March 7, 1997 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

3.	Filed with Post-effective Amendment No. 5 on November 3, 1997 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

4.	Filed with Post-effective Amendment No. 6 on November 3, 1998 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

5.	Filed with Post-effective Amendment No. 8 on December 30, 1999 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

6.	Filed with Post-Effective Amendment No. 9 on December 22, 2000 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

7. Filed with Post-Effective Amendment No. 10 on December 31, 2001 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

8.	Filed with Pre-Effective Amendment No. 2 on November 13, 2002 to the Registrant's Registration Statement on Form N-14, and hereby incorporated by reference.

9. Filed with Post-Effective Amendment No. 12 on December 31, 2002 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

10. Filed with Post-Effective Amendment No. 13 on January 16, 2003 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

11. Filed with Post-Effective Amendment No. 14 on August 27, 2003 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

12.	Filed with Post-Effective Amendment No. 15 on September 2, 2003 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

13. Filed with Post-Effective Amendment No. 16 on October 31, 2003 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

14. Filed with Post-Effective Amendment No. 19 on October 28, 2004 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

15. Filed with Post-Effective Amendment No. 21 on April 28, 2005 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

16. Filed with Post-Effective Amendment No. 22 on November 28, 2005 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

17. Filed with Post-Effective Amendment No. 23 on December 2, 2005 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

18. Filed with Post-Effective Amendment No. 24 on January 31, 2006 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

19. Filed with Post-Effective Amendment No. 25 on December 29, 2006 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

20. Filed with Post-Effective Amendment No. 27 on December 28, 2007 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

21. Filed with Post-Effective Amendment No. 28 on January 31, 2008 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

22. Filed with Post-Effective Amendment No. 29 on December 31, 2008 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

23. Filed with Post-Effective Amendment No. 30 on December 29, 2009 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

24. Filed with Post-Effective Amendment No. 31 on October 7, 2010 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

25. Filed with Post-Effective Amendment No. 34 on December 30, 2010 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

26. Filed with Post-Effective Amendment No. 35 on January 14, 2011 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

27. Filed with Post-Effective Amendment No. 36 on January 31, 2011 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

28. Filed with Post-Effective Amendment No. 1 on June 27, 2011 to the Registrant’s Registration Statement on Form N-14, and hereby incorporated by reference.

29. Filed with Post-Effective Amendment No. 40 on August 1, 2011 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

30. Filed with Post-Effective Amendment No. 42 on October 28, 2011 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

31. Filed with Post-Effective Amendment No. 43 on December 27, 2011 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

32.	Filed with Post-Effective Amendment No. 45 on December 28, 2012 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

33.	Filed with Post-Effective Amendment No. 47 on December 20, 2013 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

34.	Filed with Post-Effective Amendment No. 49 on May 22, 2014 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

35.	Filed with Post-Effective Amendment No. 52 on September 9, 2014 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

36.	Filed with Post-Effective Amendment No. 54 on December 30, 2014 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

37.	Filed with Post-Effective Amendment No. 55 on December 31, 2014 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

38.	Filed with Post-Effective Amendment No. 62 on March 31, 2015 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

39.	Filed with Post-Effective Amendment No. 63 on April 10, 2015 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

40.	Filed with Post-Effective Amendment No. 65 on June 24, 2015 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

Item 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

James Alpha Global Enhanced Real Return Portfolio, a series of the Registrant, wholly owns and controls James Alpha Cayman Commodity Fund I Ltd. (the “Subsidiary”), a company organized under the laws of the Cayman Islands. The Subsidiary’s financial statements will be included on a consolidated basis in the James Alpha Global Enhanced Real Return Portfolio’s annual and semi-annual reports to shareholders.

Item 30. INDEMNIFICATION.

     See Article VI of the Registrant's Agreement and Declaration of Trust.

     A determination that a trustee or officer is entitled to indemnification may be made by a reasonable determination, based upon a review of the facts, that the person was not liable by reason of Disabling Conduct (as defined in the Agreement and Declaration of Trust) by (a) a vote of a majority of a quorum of Trustees who are neither interested persons of the Trust (as defined under the Investment Company Act of 1940) nor parties to the proceeding or (b) an independent legal counsel in a written opinion. Expenses including counsel and accountants fees (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) may be advanced pending final disposition of the proceeding provided that the officer or trustee shall have undertaken to repay the amounts to the Trust if it is ultimately determined that indemnification is not authorized under the Agreement and Declaration of Trust and (i) such person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of disinterested Trustees who are not party to the proceeding, or an independent legal counsel in a written opinion, shall have determined based on review of readily available facts that there is reason to believe that the officer or trustee ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS.

     See "Management of the Trust" in the Prospectus and "Investment Advisory Services" in the Statement of Additional Information regarding the business of the investment advisers. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the investment advisers, reference is made to the Form ADV of CLS Investments, LLC, File No. 801-57265, the Form ADV of Loomis, Sayles & Company, L.P. File No.801-170, the Form ADV of Vaughan Nelson Investment Management, L.P., File No. 801-51795, the Form ADV of Oak Associates, ltd., File No. 801-23632, the Form ADV of M.D. Sass Investors Services, Inc., File No. 801-8663, the Form ADV of DePrince, Race & Zollo, Inc., File No. 801-48779, the Form ADV of Armored Wolf, LLC, File No.801-70152, the Form ADV of Ascent Investment Advisors, LLC, File No. 801-69196, the Form ADV of James Alpha Management, LLC, File No. 801-74265, the Form ADV of Yorkville Capital Management, LLC, File No. 801-67050, the Form ADV of Bullseye Asset Management LLC, File No. 801-79982, the Form ADV of Kellner Private Fund Management, LP, File No. 801-78189, the Form ADV of EAB Investment Group, LLC, File No. 801-96306, the Form ADV of Sunnymeath Asset Management, Inc., File No. 801-96212, the Form ADV of Zacks Investment Management, Inc., File No. 801-40592, and the Form ADV of 16th Amendment Advisors LLC, File No. 801-70324, filed under the Investment Advisers Act of 1940, and Schedules D and F thereto, incorporated by reference into this Registration Statement.

Item 32. PRINCIPAL UNDERWRITERS.

Northern Lights Distributors, LLC (“NLD”) (formerly known as Aquarius Fund Distributors, LLC), the principal underwriter of the Registrant, also acts as principal underwriter for the following:

AdvisorOne Funds, AmericaFirst Quantitative Funds, Arrow ETF Trust, BlueArc Multi-Strategy Fund, CLA Strategic Allocation Fund, Compass EMP Fund Trust, Copeland Trust, Equinox Funds Trust, Forethought Variable Insurance Trust, Hays Series Trust, Miller Investment Trust, Morgan Creek Series Trust, The Multi-Strategy Growth & Income Fund, Mutual Fund Series Trust, Neiman Funds, Nile Capital Investment Trust, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Variable Trust, OCM Mutual Fund, Nile Capital Investment Trust, North Country Funds, Princeton Private Equity Fund, Inc., Total Income+ Real Estate Fund, Tributary Funds, Inc., Two Roads Shared Trust and Vertical Capital Income Fund.

(b) NLD is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal business address of NLD is 17605 Wright, Omaha, Nebraska 68137. NLD is an affiliate of Gemini Fund Services, LLC. To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Brian Nielsen	Manager, CEO, Secretary	None
Bill Wostoupal	President	None
Daniel Applegarth	Treasurer and Financial Operations Principal	None
Michael Nielsen	Chief Compliance Officer and AML Compliance Officer	None

(c) Not Applicable.

Item 33. LOCATION OF ACCOUNTS AND RECORDS.

Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Records required by 31a-1(b) (9) and (b) (10) will be maintained on behalf of the following portfolios by their respective Advisers:

Investment Quality Bond Portfolio,	Sunnymeath Asset Management, Inc. 151 Bodman Place, Suite 401 Red Bank, New Jersey 07701

Municipal Bond Portfolio	16th Amendment Advisors LLC One Rockefeller Plaza, Suite 1202 New York, New York 10020

Small Capitalization Portfolio	Zacks Investment Management, Inc. One South Wacker Drive, Suite 2700 Chicago, Illinois 60606

Energy & Basic Materials Portfolio Large Capitalization Growth Portfolio Financial Services Portfolio	Loomis, Sayles & Company, L.P. One Financial Center, 27th Floor Boston, Massachusetts 02111

U.S. Government Money Market Portfolio	CLS Investments, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

Mid Capitalization Portfolio	Vaughan Nelson Investment Management, L.P. 600 Travis, Suite 6300 Houston, Texas 77002-3071

Technology & Communications Portfolio	Loomis, Sayles & Company, L.P. One Financial Center, 27th Floor Boston, Massachusetts 02111 Oak Associates, ltd. 3875 Embassy Parkway, Suite 250 Akron, Ohio 44333-8355

Health & Biotechnology Portfolio	Oak Associates, ltd. 3875 Embassy Parkway, Suite 250 Akron, Ohio 44333-8355

Large Capitalization Value Portfolio	M.D. Sass Investors Services, Inc 1185 Avenue of the Americas New York, New York 10036-2699

International Equity Portfolio	DePrince, Race & Zollo, Inc. 250 South, Suite #250 Winter Park, Florida 32789

James Alpha Global Enhanced Real Return Portfolio	Armored Wolf, LLC 18111 Von Karman Avenue, Suite 525 Irvine, California 92612

James Alpha Global Real Estate Investments Portfolio	Ascent Investment Advisors, LLC 5251 DTC Parkway, Suite 935 Greenwood Village, CO 80111

James Alpha Multi Strategy Alternative Income Portfolio	James Alpha Management, LLC 515 Madison Avenue, 24th Fl. New York, NY 10022
Ascent Investment Advisors, LLC 5690 DTC Blvd. Suite 130W Greenwood Village, CO 80111
Bullseye Asset Management LLC 8055 East Tufts Avenue, Suite 720 Denver, CO 80237
Kellner Private Fund Management, LP 900 3rd Avenue, Suite 1401 New York, NY 10022
James Alpha Multi Strategy Alternative Income Portfolio James Alpha Yorkville MLP Portfolio	Yorkville Capital Management LLC 950 Third Avenue New York, NY 10022
James Alpha Managed Risk Domestic Equity Portfolio James Alpha Managed Risk Emerging Markets Equity Portfolio	James Alpha Management, LLC 515 Madison Avenue, 24th Fl. New York, NY 10022
EAB Investment Group, LLC 103 Carnegie Center, Suite 300 Princeton, New Jersey 08540
James Alpha Family Office Portfolio	James Alpha Management, LLC 515 Madison Avenue, 24th Fl. New York, NY 10022

Item 34. MANAGEMENT SERVICES.

     Not Applicable.

Item 35. UNDERTAKINGS.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the State of Arizona on the 30th day of October, 2015.

THE SARATOGA ADVANTAGE TRUST

By: /s/Bruce E. Ventimiglia

Bruce E. Ventimiglia

President, CEO and

Chairman of the Board of Trustees

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE
/s/Bruce E. Ventimiglia_ Bruce E. Ventimiglia	Trustee, Chairman of the Board, President and CEO (principal executive officer)	October 30, 2015
/s/Jonathan W. Ventimiglia Jonathan W. Ventimiglia	Chief Financial Officer & Treasurer (principal financial officer & principal accounting officer)	October 30, 2015
/s/ Patrick H. McCollough* Patrick H. McCollough	Trustee	October 30, 2015
/s/ Udo W. Koopmann* Udo W. Koopmann	Trustee	October 30, 2015
/s/ Floyd E. Seal* Floyd E. Seal	Trustee	October 30, 2015
/s/ Stephen H. Hamrick* Stephen H. Hamrick	Trustee	October 30, 2015

*By: /s/ Stuart M. Strauss

Stuart M. Strauss, Attorney-in-Fact

James Alpha Commodity Fund I Ltd. certifies that it has duly caused this Registration Statement of The Saratoga Advantage Trust, with respect only to information that specifically relates to James Alpha Cayman Commodity Fund I Ltd., to be signed on its behalf by the undersigned, thereunto duly authorized in the State of Arizona on the 30th day of October, 2015.

JAMES ALPHA Cayman Commodity Fund I Ltd.

By: /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia

Director

EXHIBIT INDEX

( d)(3)(c)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Sunnymeath Asset Management, Inc. with respect to the Investment Quality Bond Portfolio

(d)(4)(a)	Form of Investment Advisory Agreement between Saratoga Capital Management and 16th Amendment Advisors LLC with respect to the Municipal Bond Portfolio.

(d)(7)(a)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Zacks Investment Management, Inc. with respect to the Small Capitalization Portfolio.

(p)(21)	Code of Ethics of 16th Amendment Advisors LLC

(p)(22)	Code of Ethics of Sunnymeath Asset Management, LLC

(p)(23)	Code of Ethics of Zacks Investment Management, Inc.